UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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Aramark
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NOTICE OF 2024 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

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2024 ANNUAL MEETING OF SHAREHOLDERS

Tuesday, January 30, 2024 at 10:00 AM EST
Meeting live via:
www.virtualshareholdermeeting.com/ARMK2024

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A Message From Our Chief Executive Officer

To Our Shareholders,

Aramark’s performance in fiscal 2023 reflected the continued momentum we’ve established and represented another significant step toward delivering on our strategic and financial goals as we drove strong results in a challenging environment.

Our fiscal 2023 performance speaks to this progress:

•Our profitable growth mindset is well established across the organization, as our third consecutive year of strong Net New Business performance demonstrates;

•Revenue and Organic Revenue increased 15% and 16%, respectively, compared to the prior year, and both Operating Income and Adjusted Operating Income (AOI) grew at more than twice those rates, resulting in significant AOI margin expansion;

•We strengthened our balance sheet through focused cash management and strategic asset optimization, leading to net debt reduction of more than $800 million in the fiscal year, and a 1.4x improvement in our leverage ratio; and

•EPS increased 243% led by the gain on sales from our non-controlling equity investments, and Adjusted EPS increased by 50% year-over-year on a constant currency basis.

The spin-off of our Uniform Services business—now its own public company called Vestis—was a major milestone right after the end of the fiscal year, and we expect it to result in enhanced performance and value creation for both organizations as we each pursue our distinct strategic visions.

With the spin-off complete, Aramark enters a new era solely focused on food and facilities, empowered by our 262,550 dedicated, hospitality-driven, customer-centric team members across the globe.

For People and the Planet
As we move into fiscal 2024, we remain centered on our people and our teams, and dedicated to our stakeholders, who include our clients, employees, shareholders, the communities in which we serve, and the planet we all share.

We are committed to creating a welcoming and inclusive culture across the organization, and diversity, equity, and inclusion (DEI) will continue to be a top priority for us. We believe that our focus on our people is a key differentiator and has led to remarkable outcomes.

We remain devoted to environmental, social, and governance issues, guided by our Be Well. Do Well. ESG plan. Each year we identify and track our progress and our results in sustainability, DEI, and community involvement. In fiscal 2023, our achievements included:

•Recognition as a Best Place to Work for Disability Inclusion, and again awarded a perfect 100% score on the Disability Equality Index. Selection as a top 50 employer by Fair360 (formerly DiversityInc), and named as the Top Company for Supplier Diversity;

•The launch of our HBCU Emerging Leaders Program in partnership with the Thurgood Marshall College Fund, which focuses on career exploration and professional development for students at Historically Black Colleges and Universities; and

•Confirmation from the Science Based Targets initiative of our goals to reduce our carbon footprint according to their net-zero standard.

A New Chapter

I’m proud of the milestones we’ve accomplished in this past year. With fiscal 2024 now underway, we at Aramark look to the future with great confidence.

The work we have done over the last few years has centered on a sustainable business model built on providing valued services in a highly attractive, sizeable, and resilient market that can create long-term value for you, our shareholders.

The fundamentals of the business remain unchanged. Our strategy maintains its focus on delivering profitable growth and margin through scale. The foundation has been set for our continued success, and we expect our momentum to continue in fiscal 2024 and beyond.

We look forward to delivering on our promises, and I couldn’t be more excited about what’s to come.

Sincerely,

John Zillmer

John Zillmer

Notice of 2024 Annual Meeting of Shareholders

DATE AND TIME:
Tuesday, January 30, 2024 at 10:00 am (Eastern Standard Time)
PLACE:
Meeting live via the internet – please visit www.virtualshareholdermeeting.com/ARMK2024. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on your Notice of Availability of Proxy Materials. You will not be able to attend the 2024 Annual Meeting in person.
ITEMS OF BUSINESS:

PROPOSAL 1.	To elect the 10 director nominees listed in the proxy statement to serve until the 2025 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

PROPOSAL 2.	To consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as Aramark’s independent registered public accounting firm for the fiscal year ending September 27, 2024; and

PROPOSAL 3.	To hold a non-binding advisory vote on executive compensation.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
RECORD DATE:
The Board of Directors has fixed December 8, 2023, as the record date for the meeting. This means that only shareholders as of the close of business on that date are entitled to receive this notice of the meeting and vote at the meeting and any adjournments or postponements of the meeting.
HOW TO VOTE:
Shareholders of record can vote their shares by using the internet or the telephone or by attending the meeting and voting online. Instructions for voting by using the internet or the telephone are set forth in the Notice of Internet Availability that has been provided to you. Shareholders of record who received a paper copy of the proxy materials also may vote their shares by marking their votes on the proxy card provided, signing and dating it, and mailing it in the envelope provided, or by attending the meeting and voting online.

By Order of the Board of Directors,

Harold B. Dichter
Secretary
December 21, 2023

Proxy Statement Summary

This summary highlights information contained elsewhere in this proxy statement, which is first being sent or made available to shareholders on or about December 21, 2023. You should read the entire proxy statement carefully before voting. For more information regarding the Company’s fiscal 2023 performance, please review Aramark’s Annual Report.
VOTING MATTERS AND BOARD RECOMMENDATIONS

Proposal	Board’s Recommendation
Proposal 1. Election of 10 Director Nominees (page 2)	FOR Each Director Nominee
Proposal 2. Ratification of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for 2024 (page 22)	FOR
Proposal 3. Advisory Approval of Executive Compensation (page 25)	FOR
2024 ANNUAL MEETING OF SHAREHOLDERS

Date and Time:	Tuesday, January 30, 2024 at 10:00 am EST

Record Date:	December 8, 2023

Place:	Meeting live via the internet – please visit www.virtualshareholdermeeting.com/ARMK2024

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Corporate Governance Matters

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

PROPOSAL SUMMARY
What Are You Voting On?
We are asking our shareholders to elect 10 director nominees listed below to serve on the Board of Directors for a one-year term. Information about the Board and each director nominee is included in this section.
Voting Recommendation
The Board recommends that you vote “FOR” each director nominee listed below. After consideration of the individual qualifications, skills and experience of each of our director nominees and his or her prior contributions to the Board, if applicable, it believes a Board composed of the 10 director nominees would be well-balanced and effective.
The Board, upon recommendation from the Nominating, Governance and Corporate Responsibility Committee (the “Nominating Committee”), has nominated 10 directors for election at the Annual Meeting. Each of the directors elected at the Annual Meeting will hold office until the Annual Meeting of Shareholders to be held in 2025 or until his or her successor has been elected and qualified, or until his or her earlier death, resignation, removal or disqualification.
Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted “FOR” each of the director nominees presented below. If, at the time of the meeting, one or more of the director nominees has become unavailable to serve, shares represented by proxies will be voted for the remaining director nominees and for any substitute director nominee or nominees designated by the Board of Directors, unless the size of the Board is reduced. The Board knows of no reason why any of the director nominees will be unavailable or unable to serve. Proxies cannot be voted for a greater number of persons than the director nominees listed.

The Board of Directors recommends a vote “FOR” each nominee for director

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OVERVIEW OF OUR DIRECTOR NOMINEES
Each of our 10 nominees has extensive leadership experience and relevant expertise and, except for Mr. DelGhiaccio, currently serves as a director for the Company. The Board undergoes an annual self-assessment and review to ensure that it has a balanced mix of skills and attributes to best oversee our business. Arthur B. Winkleblack is not standing for election at the Annual Meeting.

Director	Age	Background	Current Committee Memberships

Susan M. Cameron	65	Former Chairman and Chief Executive Officer, Reynolds American Inc.	Compensation and Human Resources Nominating, Governance and Corporate Responsibility

Greg Creed	66	Former Chief Executive Officer, Yum! Brands, Inc.	Finance and Technology Compensation and Human Resources

Brian M. DelGhiaccio	50	Executive Vice President, Chief Financial Officer, Republic Services, Inc.	New Director Nominee

Bridgette P. Heller	62	Founder and Chief Executive Officer, The Shirley Procter Puller Foundation	Finance and Technology Nominating, Governance and Corporate Responsibility

Kenneth M. Keverian	66	Former Chief Strategy Officer, IBM Corporation	Audit Finance and Technology

Karen M. King	67	Former Executive Vice President, Chief Field Officer, McDonald’s Corp.	Audit Finance and Technology

Patricia E. Lopez	62	Former Chief Executive Officer, High Ridge Brands Co.	Audit Compensation and Human Resources

Stephen I. Sadove	72	Former Chairman and Chief Executive Officer, Saks Incorporated	Compensation and Human Resources Nominating, Governance and Corporate Responsibility

Kevin G. Wills	58	Chief Financial Officer, Authentic Brands Group	Audit Finance and Technology

John J. Zillmer	68	Chief Executive Officer, Aramark	None

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DIRECTOR NOMINEES
The following sections describe certain information regarding our director nominees as of December 8, 2023.
Director Nominee Composition

Board Diversity Matrix
Total Number of Directors	10
Part I: Gender Identity	Female	Male
Directors	4	6
Part II: Demographic Background
African American or Black	1	0
Hispanic or Latinx	1	0
White	2	6
Part III: Tenure (avg. 3.4 years)
0-3 Years	5
4-6 Years	4
7+ Years	1

Director Nominee Skills, Experience, and Background
The Board regularly reviews the skills, experience, and background that it believes are desirable to be represented on the Board and that align with the Company’s strategic vision, and business and operations. The following is a description of some of these skills, experience, and background:

Strategy Development	Disruptive Risk and Innovation
Experience driving strategic direction and growth of an organization	Experience or expertise in preparing for and responding to natural or man made business disruptions

ARMK and Related Industry Experience	Public Company Board Service
Knowledge of or experience in one or more of the Company's specific industries (e.g., food and facilities management)	Experience as a board member of another publicly-traded company

Accounting & Finance	Corporate Finance & Capital Markets
Experience or expertise in financial accounting and reporting or the financial management of a major organization	Experience in capital structure strategy, corporate debt. capital market transactions, private equity or investment banking

C-Suite Leadership	IT & Cyber Security
Experience serving in a senior leadership role of a major organization (e.g., Chief Financial Officer, General Counsel, President, or Division Head)	Experience or expertise in information technology or the use of digital media or technology to facilitate business objectives

CEO Leadership	International Operations
Experience serving as the Chief Executive Officer of a major organization	Experience doing business internationally

Compensation, Human Resources & Culture	Traditional and Digital Marketing & Sales
Experience or expertise in human resources and fostering organizational goals, values and behaviors	Experience in creating, communicating and delivering offerings of goods and services for customers and clients through either traditional or digital means

Supply Chain	M&A and Business Development
Experience in the large-scale procurement and distribution of goods for an enterprise	Experience and involvement with significant mergers and acquisitions

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The following is a summary of some of the skills, experience, and background that our director nominees bring to the Board:

SKILLS, EXPERIENCE AND BACKGROUND

10 Director Nominees	STRATEGY DEVELOPMENT	100%

	DISRUPTIVE RISK AND INNOVATION	60%

	ARMK AND RELATED INDUSTRY BACKGROUND	70%

	PUBLIC COMPANY BOARD SERVICE	80%

	ACCOUNTING & FINANCE	80%

	CORPORATE FINANCE & CAPITAL MARKETS	40%

	C-SUITE LEADERSHIP	100%

	IT & CYBER SECURITY	30%

	CEO LEADERSHIP	60%

	INTERNATIONAL OPERATIONS	80%

	COMPENSATION, HUMAN RESOURCES & CULTURE	90%

	TRADITIONAL AND DIGITAL MARKETING & SALES	70%

	SUPPLY CHAIN	60%

	M&A AND BUSINESS DEVELOPMENT	80%

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	Susan M. Cameron	Director since: 2019	Age: 65

Former Chairman and Chief Executive Officer, Reynolds American Inc.

Biography: Susan M. Cameron most recently served as the Non-Executive Chairman of Reynolds American Inc. from May 2017 to July 2017, its Executive Chairman from January 2017 to May 2017, and its President and Chief Executive Officer and member of the board of directors from 2014 to December 2016 and 2004 to 2011. Prior to that, Ms. Cameron held various marketing, management and executive positions at Brown & Williamson Tobacco Corporation, a U.S. tobacco company. She currently serves as a director of nVent Electric plc and Tupperware Brands Corporation. Ms. Cameron previously served as a director of Reynolds American Inc. and R.R. Donnelley & Sons Company.
Skills & Qualifications: Ms. Cameron’s experience as a public company CEO, her experience on the boards of other public companies and her considerable experience in the marketing for international name-brand consumer products companies enable her to provide key leadership and strategic perspectives to the Board.

Experience Highlights:
CEO Leadership, Public Company Board Service, C-Suite Leadership, Compensation, Human Resources & Culture, Marketing & Sales, Strategy Development
Independent Director Aramark Committees:
Compensation & Human Resources (Chair); Nominating, Governance and Corporate Responsibility
Other Public Boards:
Tupperware Brands Corporation, nVent Electric plc

	Greg Creed	Director since: 2020	Age: 66

Former Chief Executive Officer, Yum! Brands, Inc.

Biography: Greg Creed most recently served as the Chief Executive Officer of YUM! Brands, Inc. from January 2015 to January 1, 2020, its Chief Executive Officer of Taco Bell Division from 2011 to 2014, and as President and Chief Concept Officer of Taco Bell U.S. from 2007 to 2011 after holding various other positions with the company since 1994. Mr. Creed currently serves as a director of Whirlpool Corporation, Delta Air Lines, Inc., and privately-held NetBase/Quid. He previously served as a director of YUM! Brands, Inc. and Sow Good Inc.
Skills & Qualifications: Mr. Creed’s expertise as a public company CEO for a leading global operator of quick service restaurants allows him to contribute key insights and strategic leadership to the Board. His international experience is also very valuable to the Board.

Experience Highlights:
CEO Leadership, Public Company Board Service, Related Industry Experience, C-Suite Leadership, Strategy Development, International Operations, Marketing & Sales
Independent Director Aramark Committees:
Compensation & Human Resources; Finance and Technology (Chair)
Other Public Boards:
Whirlpool Corporation, Delta Air Lines, Inc.

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Brian M. DelGhiaccio	Director since: New Nominee	Age: 50

Executive Vice President and Chief Financial Officer, Republic Services, Inc.

Biography: Brian DelGhiaccio is currently Executive Vice President and Chief Financial Officer of Republic Services, Inc., and has been in such position since 2020. Prior to that, Mr. DelGhiaccio served as Executive Vice President and Chief Transformation Officer from 2019 to 2020. Before that, Mr. DelGhiaccio served Senior Vice President, Business Transformation from 2017 to 2019, Senior Vice President, Finance from 2014 to 2017 and as Vice President, Investor Relations from 2012 to 2014. Prior to his time at Republic Services, Mr. DelGhiaccio was a senior consultant with Arthur Andersen.
Skills & Qualifications: Mr. DelGhiaccio’s executive experience as a Chief Financial Officer will enable him to provide our Board with knowledgeable perspectives on accounting and auditing matters as well as strategic planning and mergers & acquisitions.

Experience Highlights:
C-Suite Leadership, Accounting & Finance, Corporate Finance & Capital Markets, IT & Cyber Security; M&A and Business Development, Strategy Development
Independent Director Aramark Committees:
New Nominee
Other Public Boards:
None

Bridgette P. Heller	Director since: 2021	Age: 62

Founder and Chief Executive Officer, The Shirley Procter Puller Foundation

Biography: Bridgette P. Heller is the founder and CEO of the Shirley Proctor Puller Foundation, a small non-profit committed to generating better educational outcomes for underserved children in St. Petersburg, Florida. Previously, Ms. Heller served as the Executive Vice President and President of Nutricia, the Specialized Nutrition Division of Danone from July 2016 to August 2019. From 2010 to 2015, she served as Executive Vice President of Merck & Co., Inc. and President of Merck Consumer Care. Prior to joining Merck, Ms. Heller was President of Johnson & Johnson’s Global Baby Business Unit from 2007 to 2010 and President of its Global Baby, Kids, and Wound Care business from 2005 to 2007. She also worked for Kraft Foods from 1985 to 2002, ultimately serving as Executive Vice President and General Manager for the North American Coffee Portfolio. Ms. Heller serves as a director of Dexcom, Inc., Integral Ad Science Holding Corp., Novartis AG, and privately-held Newman’s Own Inc. She previously served as a director of Tech Data Corporation and ADT Corporation.
Skills & Qualifications: Ms. Heller’s substantial experience and expertise in the food and nutrition industries provides the Board with key insights on that significant portion of the Company’s business as well as consumer focused businesses generally.

Experience Highlights:
C-Suite Leadership, Strategy Development, Marketing & Sales, International Operations, Public Company Board Service
Independent Director Aramark Committees:
Finance and Technology; Nominating, Governance and Corporate Responsibility
Other Public Boards:
DexCom, Inc., Novartis AG, Integral Ad Science Corp.

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	Kenneth M. Keverian	Director since: 2022	Age: 66

Former Chief Strategy Officer, IBM Corporation

Biography: Kenneth M. Keverian currently serves as a Senior Advisor to Boston Consulting Group and as advisor to several other companies. From 2014 until July 2020, Mr. Keverian was the Chief Strategy Officer of IBM Corporation. Prior to joining IBM Corporation, Mr. Keverian was a Senior Partner of Boston Consulting Group, where he served clients in the computing, transportation, consumer, retail, media and entertainment sectors from 1988 until 2014. Prior to that, he was a Development Team Leader for AT&T Bell Laboratories.
Skills & Qualifications: Mr. Keverian’s extensive experience developing business strategies and executable plans for complex organizations, including over 30 years in the technology industry, provides important insights to the Board.

Experience Highlights:
C-Suite Leadership, Strategy Development, M&A and Business Development, IT and Cyber Security, R&D and Innovation, Disruptive Risk and Innovation
Independent Director Aramark Committees:
Audit; Finance and Technology
Other Public Boards:
None

	Karen M. King	Director since: 2019	Age: 67

Former Executive Vice President, Chief Field Officer, McDonald’s Corp.

Biography: Karen M. King is the former Executive Vice President, Chief Field Officer of McDonald’s Corp. from 2015 to 2016. Prior to that, Ms. King held various management and executive positions at McDonald’s Corp. since 1994, including having served as its Chief People Officer, President, East Division, Vice-President, Strategy and Business Development and General Manager and Vice President, Florida Region, among others.
Skills & Qualifications: Ms. King’s substantial experience and expertise in field operations and talent development for a high head count business in the quick service food industry provides the Board with key insights and perspective on operations, consumer focused marketing and service delivery.

Experience Highlights:
C-Suite Leadership, Strategy Development, Related Industry Experience, Compensation, Human Resources & Culture, Marketing & Sales
Independent Director Aramark Committees:
Audit; Finance and Technology
Other Public Boards:
None

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Patricia E. Lopez	Director since: 2022	Age: 62

Former Chief Executive Officer, High Ridge Brands Co.

Biography: Patricia E. Lopez most recently served as Chief Executive Officer and member of the board of directors of High Ridge Brands Co., a Clayton, Dubilier & Rice Company, from 2017 until April 2020. Before joining High Ridge Brands Co., Ms. Lopez served as a Senior Vice President of The Estée Lauder Companies Inc. from 2015 until 2016 and Chief Marketing Officer of Avon Products, Inc. from 2012 until 2015. Prior to that, Ms. Lopez worked for The Procter & Gamble Company from 1983 to 2012, where she held various roles in the Latin America and United States before ultimately serving as Vice President and General Manager of Eastern Europe in Russia. Ms. Lopez currently serves as a director of Domino’s Pizza, Inc. and Express, Inc.
Skills & Qualifications: Ms. Lopez’s diverse global business experience in both marketing and operations as well as her experience on the boards of other public companies provides key insights to the Board.

Experience Highlights:
C-Suite Leadership, Marketing & Sales, Strategy Development, International Operations
Independent Director Aramark Committees:
Audit; Compensation & Human Resources
Other Public Boards:
Domino’s Pizza, Inc., Express, Inc.

Stephen I. Sadove	Director since: 2013	Age: 72

Former Chairman and Chief Executive Officer, Saks Incorporated

Biography: Stephen I. Sadove is currently principal of Stephen Sadove & Associates and a founding partner of JW Levin Partners. He served as Chief Executive Officer of Saks Incorporated from 2006 until November 2013 and Chairman and CEO from May 2007 until November 2013. He was Chief Operating Officer of Saks from 2004 to 2006. Prior to joining Saks in 2002, Mr. Sadove was with Bristol-Myers Squibb Company from 1991 to 2002, first as President, Clairol from 1991 to 1996, then President, Worldwide Beauty Care from 1996 to 1997, then President, Worldwide Beauty Care and Nutritionals from 1997 to 1998, and finally, Senior Vice President and President, Worldwide Beauty Care. He was employed by General Foods Corporation from 1975 to 1991 in various managerial roles, most recently as Executive Vice President and General Manager, Desserts Division from 1989 until 1991. Mr. Sadove currently serves as a director of Colgate-Palmolive Company, Park Hotels & Resorts Inc., and Movado Group, Inc. and previously served as director of Ruby Tuesday, Inc., J.C. Penney Company, Inc. and privately-held Buy It Mobility.
Skills & Qualifications: Mr. Sadove’s extensive knowledge of financial and operational matters in the retail industry, including as to technology matters, and his experience as a public company Chief Executive Officer are highly valuable to the Board. In addition, Mr. Sadove’s service on a number of public company boards provides important insights to the Board on governance and similar matters.

Experience Highlights:
CEO Leadership, C-Suite Leadership, Related Industry Experience, International Operations, Strategy Development, Marketing & Sales, Public Company Board Service
Independent Director Aramark Committees:
Compensation & Human Resources; Nominating, Governance and Corporate Responsibility (Chair)
Other Public Boards:
Colgate-Palmolive Company, Park Hotels & Resorts Inc., Movado Group, Inc.

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	Kevin G. Wills	Director since: 2023	Age: 58

Chief Financial Officer, Authentic Brands Group

Biography: Kevin G. Wills is currently Chief Financial Officer of Authentic Brands Group. Prior to joining Authentic Brands Group, he served as Chief Financial Officer of Pilot Company, a private company, from 2019 to 2023, and Chief Financial Officer of Tapestry Incorporated, a publicly traded company, from 2017 to 2019. Mr. Wills was formerly an independent director of Tivity Health, for which he was the Audit Committee Chair for two years and the Chairman of the Board for five years.
Skills & Qualifications: Mr. Wills executive experience as a Chief Financial Officer for several large companies provides the board with invaluable insights on accounting and auditing matters, strategy, corporate finance, and mergers and acquisitions. The Board has determined Mr. Wills to be an audit committee financial expert.

Experience Highlights:

Accounting & Finance, Compensation, Human Resources & Culture, Corporate Finance &
Capital Markets, C-Suite Leadership, International Operations, M&A and Business Development, Public Company Board Service, Strategy Development

Independent Director Aramark Committees:
Audit; Finance and Technology
Other Public Boards:
None

	John J. Zillmer	Director since: 2019	Age: 68

Chief Executive Officer, Aramark

Biography: John J. Zillmer has been our Chief Executive Officer (“CEO”) since October 2019. Prior to joining us, Mr. Zillmer served as Chief Executive Officer and Executive Chairman of Univar from 2009 until 2012. Prior to that, Mr. Zillmer served as Chairman and Chief Executive Officer of Allied Waste Industries from 2005 to 2008 and various positions at Aramark, including Vice President of Operating Systems, Regional Vice President, Area Vice President, Executive Vice President Business Dining Services, President of Business Services Group, President of International and President of Global Food and Support Services, from 1986 to 2005. Mr. Zillmer serves on the board of directors as Non-Executive Chairman of CSX Corporation, as well as a director of Ecolab, Inc. Mr. Zillmer was formerly on the board of directors of Veritiv Corporation, Performance Food Group (PFG) Company, Inc. and Reynolds American, Inc.
Skills & Qualifications: Having served as our CEO since October 2019 and with over 30 years of experience in the managed food and services hospitality industry, including 23 years with Aramark, Mr. Zillmer’s extensive knowledge of the Company and the industries in which it is engaged are invaluable to the Board. In addition, Mr. Zillmer’s experience prior to joining Aramark as a Chief Executive Officer of two public companies provides key leadership experience and perspective and is greatly valued by the Board.

Experience Highlights:
CEO Leadership, Strategy Development, Industry Experience, International Operations, M&A and Business Development, Supply Chain, Public Company Board Service
Aramark Committees:
None
Other Public Boards:
CSX Corporation, Ecolab, Inc.

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CORPORATE GOVERNANCE
Agreement with Mantle Ridge
On October 6, 2019, the Company entered into a Stewardship Framework Agreement (as amended, the “Stewardship Framework Agreement”) with MR BridgeStone Advisor LLC (“Mantle Ridge”), on behalf of itself and its affiliated funds (such funds, together with Mantle Ridge, collectively, the “Mantle Ridge Group”). Pursuant to the Stewardship Framework Agreement, each of Mr. Paul Hilal, Messrs. Zillmer and Winkleblack and Mses. Cameron and King were elected to the Board, and it was agreed that Mr. Creed would be nominated to the Board at the next annual meeting. Messrs. Zillmer, Hilal, Creed and Winkleblack and Mses. Cameron and King were then nominated for election to the Board and elected at the 2020 Annual Meeting. This group was then elected to the Board at the 2021, 2022 and 2023 Annual Meetings. Pursuant to the Stewardship Framework Agreement, Mr. Hilal was also appointed Vice Chairman of the Board. On August 9, 2023, Mr. Hilal resigned from the Board and Mantle Ridge waived its right to appoint a successor director under the Stewardship Framework Agreement. In addition, Mr. Winkleblack is not standing for election at the Annual Meeting.
Board Structure and Leadership
The Board manages or directs the business and affairs of the Company, as provided by Delaware law, and conducts its business through meetings of the Board and four standing committees: the Audit Committee, the Compensation and Human Resources Committee (the “Compensation Committee”), the Nominating, Governance and Corporate Responsibility Committee (the “Nominating Committee”) and the Finance and Technology Committee (the “Finance Committee”). The Board is currently led by Mr. Sadove, our Chairman.
The Board, upon the recommendation of the Nominating Committee, has determined that, at this time, having a separate Chairman and Chief Executive Officer is the best board organization for Aramark. Nine of the ten Board nominees, if elected, will be independent directors. The Board’s committees are composed solely of, and chaired by, independent directors. Our independent directors meet at each regularly scheduled Board meeting in separate executive sessions, without Mr. Zillmer present, chaired by the Chairman.
Aramark’s strong Board, with an independent Chairman and independent committee chairs, ensures that the Board, and not the Chief Executive Officer alone, determines the Board’s areas of focus.
Director Independence and Independence Determinations
Under our Corporate Governance Guidelines and New York Stock Exchange ("NYSE") rules, a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with the Company or any of its subsidiaries.
The Board has established guidelines of director independence to assist it in making independence determinations, which conform to the independence requirements in the NYSE listing standards. In addition to applying these guidelines, which are set forth in our Corporate Governance Guidelines (which may be found on the Corporate Governance page of the Investor Relations section on our website at www.aramark.com), the Board will consider all relevant facts and circumstances in making an independence determination. Our Corporate Governance Guidelines provide that none of the following relationships will disqualify any director or nominee from being considered “independent” and such relationships will be deemed to be an immaterial relationship with Aramark:
•A director’s or a director’s immediate family member’s ownership of five percent or less of the equity of an organization that has a relationship with Aramark;
•A director’s service as an executive officer or director of or employment by, or a director’s immediate family member’s service as an executive officer of, a company that makes payments to or receives payments from Aramark for property or services in an amount which, in any fiscal year, is less than the greater of $1 million or two percent of such other company’s consolidated gross revenues; or

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•A director’s service as an executive officer of a charitable organization that received annual contributions from Aramark and its charitable foundation that have not exceeded the greater of $1 million and two percent of the charitable organization’s annual gross revenues (Aramark’s automatic matching of employee contributions will not be included in the amount of Aramark’s contributions for this purpose).
The policy of the Board is to review the independence of all directors at least annually. The Nominating Committee undertook its annual review of director independence and made a recommendation to the Board of Directors regarding director independence. In making its independence determinations, the Nominating Committee and the Board considered various transactions and relationships between Aramark and the directors or nominees or between Aramark and certain entities affiliated with a director or nominee. As a result of this review, the Board affirmatively determined that each of Messrs. Creed, DelGhiaccio, Keverian, Sadove, Wills, and Winkleblack, and Mses. Cameron, Heller, King and Lopez is independent and Messrs. Heinrich and Hilal were independent under the guidelines for director independence set forth in our Corporate Governance Guidelines and for purposes of applicable NYSE standards. In addition, at the committee level, the Board has also determined that each member of the Audit Committee is “independent” for purposes of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and each member of the Compensation Committee is independent for purposes of applicable NYSE standards.
Board Assessment
The Board is focused on enhancing its performance through a rigorous assessment process of the effectiveness of the Board and its committees in order to increase shareholder value. We have designed our Board evaluation process to solicit input and perspective from all of our directors on various matters, including:
•the effectiveness of the Board and its operations;
•the Board’s leadership structure;
•Board composition, including the directors’ capabilities, experiences and knowledge;
•the quality of Board interactions; and
•the effectiveness of the Board’s committees.
As set forth in its charter, the Nominating Committee oversees the Board and committee evaluation process. Annually, the Nominating Committee determines the appropriate form of evaluation and considers the design of the process to ensure it is both meaningful and effective. In 2023, the Board engaged an independent third party to assist in the evaluation of the Board and its committees. The results of this process were reviewed by the Chairman of the Nominating Committee and presented to the full Board by the independent third party.
Board Committees and Meetings
The Board held 6 meetings during fiscal 2023. During fiscal 2023, each director, other than Mr. Heinrich, attended at least 75% of the aggregate of all Board meetings and all meetings of committees on which he or she served, in each case with respect to the portion of fiscal 2023 that they each served. Mr. Heinrich did not stand for re-election at the 2023 Annual Meeting held on February 3, 2023. All Aramark directors standing for election are expected to attend the annual meeting of shareholders. All of the directors standing for re-election attended the 2023 Annual Meeting.
Each of our four standing committees operates under a written charter approved by the Board. The charters of each of our standing committees are available in the Investor Relations section of our website at www.aramark.com.

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The current composition of each Board committee is set forth below:

Director	Audit Committee*	Compensation Committee	Finance Committee	Nominating Committee

John J. Zillmer

Susan M. Cameron		Chair		X

Greg Creed		X	Chair

Bridgette P. Heller			X	X

Kenneth M. Keverian	X		X

Karen M. King	X		X

Patricia E. Lopez	X	X

Stephen I. Sadove, Chairman		X		Chair

Kevin G. Wills	X#		X

Arthur B. Winkleblack	Chair #			X

Meetings in fiscal 2023	10	6	4	5
*    All members of the Audit Committee are financially literate within the meaning of the NYSE listing standards
#    Qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K

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Committee	Responsibilities

Audit Committee
•Prepares the audit committee report required by the U.S. Securities and Exchange Commission (the “SEC”) to be included in our proxy statement
•Assists the Board in overseeing and monitoring the quality and integrity of our financial statements
•Oversees the Company’s management of enterprise risk and monitors our compliance with legal and regulatory requirements
•Oversees the Company’s Information Technology ("IT") Security Program
•Oversees the work of the internal auditors and the qualifications, independence, and performance of our independent registered public accounting firm

Compensation and Human Resources Committee
•Sets our compensation program and compensation of our executive officers and recommends the compensation program for our directors
•Monitors our incentive and equity-based compensation plans and reviews our contribution policy and practices for our retirement benefit plans
•Prepares the compensation committee report required to be included in our proxy statement and annual report under the rules and regulations of the SEC
•Oversees Human Capital Management and diversity and inclusion

Nominating, Governance and Corporate Responsibility Committee
•Identifies individuals qualified to become new members of the Board, consistent with criteria approved by the Board of Directors
•Reviews the qualifications of incumbent directors to determine whether to recommend them for reelection and selecting, or recommending that the Board select, the director nominees for the next annual meeting of shareholders
•Identifies Board members qualified to fill vacancies on any Board committee and recommends that the Board appoint the identified member or members to the applicable committee
•Reviews the succession planning for the Chief Executive Officer
•Reviews and recommends to the Board applicable corporate governance guidelines
•Oversees the evaluation of the Board and handles such other matters that are specifically delegated to the Committee by the Board from time to time
•Oversees the Company’s Environmental, Social and Governance activities except for those matters specifically reserved for other committees

Finance and Technology Committee
•Reviews our long-term business and financial strategies and plans
•Reviews with management and recommends to the Board our overall financial plans, including operating budget, capital expenditures, acquisitions and divestitures, securities issuances, incurrences of debt and the performance of our retirement benefit plans and recommends to the Board specific transactions involving these matters
•Approves certain financial commitments and acquisitions and divestitures by the Company up to specified levels
•Reviews and advises the Board on the Corporation’s technology strategy, including related to IT

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 Oversight of Risk Management
Aramark’s management is responsible for day-to-day risk management activities. The Board, acting directly and through its committees, is responsible for the oversight of Aramark’s risk management.
Our Audit Committee periodically reviews our accounting, reporting and financial practices, including the integrity of our financial statements, the oversight of administrative and financial controls and our compliance with legal and regulatory requirements. In addition, our Audit Committee reviews risks related to compliance with ethical standards, including our Business Conduct Policy, the Company’s approach to enterprise risk management and operational risks, including those related to information security and system disruption. With respect to cybersecurity, the Audit Committee monitors Aramark’s cybersecurity risk profile, receives periodic updates from management on all matters related to cybersecurity and reports out to the full Board. Through its regular meetings with management, including the accounting, finance, legal, information technology and internal audit functions, our Audit Committee reviews and discusses the risks related to its areas of oversight and reports to the Board with regard to its review. Our Finance Committee focuses on financial risks associated with the Company’s capital structure and acquisitions and divestitures that the Company is considering. Our Compensation Committee oversees compensation-related risk management, as discussed further in this proxy statement under “Compensation Matters-Compensation Discussion and Analysis-Compensation Risk Disclosure.” Our Nominating Committee oversees risks associated with board structure and other corporate governance policies and practices, including those related to ESG goals and objectives that relate to areas within the Nominating Committee's responsibilities. Our Finance, Compensation and Nominating Committees also regularly report their findings to the Board.
Our Chief Executive Officer and other executive officers regularly report to the non-executive directors and the Audit, the Compensation, the Nominating and the Finance Committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. In addition, the Board receives periodic detailed operating performance reviews from management. Our Vice President of Internal Audit reports functionally and administratively to our Chief Financial Officer and directly to the Audit Committee. We believe that the leadership structure of the Board provides appropriate risk oversight of our activities.
Environmental Social Governance ("ESG")
Board and Management Oversight
The Nominating Committee and the Board oversee, and support implementation of, Aramark’s ESG goals and objectives, other than those relating to Diversity, Equity, and Inclusion ("DEI"), which are overseen by the Board's Compensation Committee, and those relating to ethics and compliance issues, which are overseen by the Board's Audit Committee. Be Well. Do Well., our ESG platform, articulates the Company’s priorities and centers on positively promoting both people and planet as core elements of Aramark’s business strategy and purpose. Delivery of Be Well. Do Well. is supported and driven by leaders of our Sustainability; Diversity, Equity and Inclusion; Safety; and Compliance organizations. The Vice President of Sustainability and other members of senior management report to the Nominating Committee quarterly, as well as other committees on an ad hoc basis, regarding key recommendations, progress, and outcomes related to our ESG goals. The Vice President of DEI reports to the Compensation quarterly.
Execution of Aramark’s ESG Be Well. Do Well. program is overseen by Aramark’s executive leadership team. Specifically, Aramark’s ESG Steering Committee, comprised of executive leaders who report to the CEO, is responsible for setting direction and driving accountability as we address material issues, work with key stakeholders, and track and report our progress.

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Aramark’s ESG Operating Committee, a global cross-functional team, supports the ESG Steering Committee and is responsible for embedding our initiatives across our lines of business, identifying significant emerging issues, and driving measurable progress. A Sustainability Community of Practice, comprised of a field and function network, advisory council, and international working collaborative, drives cross-business collaboration, strategic alignment, and program implementation across the global organization. Together, our subject matter experts, business teams, and governance bodies work to anticipate future challenges and opportunities, manage risks, and identify innovative ideas to drive continual performance improvements. Our ESG International Working Collaborative drives integration and execution of Be Well. Do Well. initiatives across our International organization and local country organizations.
ESG Governance Framework
Sustainability Begins with Integrity
Sustainability begins with integrity, and our Business Conduct Policy ("BCP") codifies the rules that guide all our operations, including a sustainability section which requires that sustainability goals and performance reporting are accurate and truthful. We are committed to conducting business according to the highest ethical standards and in compliance with the law. Our BCP details our commitment to operating ethically and transparently, explaining the basic rules and principles that apply to every Aramark team member. Annual training addresses anti-corruption, human rights and the workplace environment, accurate books and records, privacy and confidentiality, and safety, as well as how to report potential BCP violations.
Priorities and Goals
Be Well. Do Well. accelerates our sustainability efforts and aligns with our vision for our future around two specific, interconnected goals. Our people goal is to enable equity and well-being for millions of people, including our employees, consumers, communities, and people in our supply chain. Our planet goal is to promote planetary health on our path to net-zero greenhouse gas ("GHG") emissions. These goals convey our priorities and ambitions, focus our efforts, and inspire our organization. Our approach is to foster growth and longevity and to create long-term stakeholder value by considering every dimension of how our Company operates – ethical, economic, and environmental. Through this platform, we strive to reduce inequity, support and grow our communities, promote diversity, and protect our planet, while continuously strengthening the core foundation and long-term value proposition of our business.
Each goal is supported by four priorities, which align with the United Nations Sustainable Development Goals ("UN SDGs") and are integrated with our business objectives. Our priorities include commitments to engage our employees; empower healthy consumers; build local communities; source ethically and inclusively; source sustainably; operate efficiently; minimize food waste; and embed circularity. We have identified key performance indicators and internal targets tied to our business objectives to drive outcomes against these priorities.

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We are proud of the progress we made in fiscal 2023, including:
•In July 2023, we raised our ambition level on climate by securing validation of our enterprise-wide near-term and net zero science-based targets to reduce GHG emissions, from the Science Based Targets initiative ("SBTi"). We are building our pathway to net-zero GHG emissions, which will involve reducing the carbon intensity of the food we serve, the services we provide and the energy we use. Our science-based targets build upon our existing GHG commitments, including our Coolfood Pledge to reduce our food-related emissions in the US 25% by 2030 against a 2019 baseline. We are also working to proactively manage and integrate climate-related threats and opportunities related to our operations.
•In June 2023, we launched our first campaign to encourage all employees to self-identify in the company’s human resources systems voluntarily and confidentially. The myWholeSelf self-ID campaign aims to help the company better understand our LGBTQ+ population, inform DEI strategy, and better understand racial, ethnic, LGBTQ+, veteran, and disability representation within our workforce.
•Aramark was named a 2023 honoree of The Civic 50 Greater Philadelphia, which showcases how employers use their time and resources to drive social impact in their business and community.
•Aramark was ranked number 40 on Fair360’s (formerly DiversityInc’s) 2023 Top 50 Companies for Diversity list, up five spots from last year’s ranking. This is the seventh consecutive year Aramark appeared on the Top 50 list. For the first time, the company was also ranked on the Top Companies for Supplier Diversity list, at number 20.

•Our 10th annual Aramark Building Community ("ABC") Day generated positive outcomes in our communities and fostered deep employee engagement. In addition to driving the impact highlighted in the infographic below, we distributed 10 one-time grants to nonprofits recommended by employee volunteers.

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Public Reporting
On our journey of continuous improvement, we are committed to data transparency and accuracy as we work to deliver our Be Well. Do Well. commitments and targets. In 2023, we initiated implementation of an integrated ESG data management and carbon accounting software platform to improve our data accuracy, prepare for regulatory requirements, and facilitate development of a net zero pathway. Aramark has been reporting to CDP (formerly Carbon Disclosure Project), a global non-profit that runs the world’s leading environmental disclosure platform, for more than 10 years and has made its CDP Climate and Forestry responses publicly available since 2020. Our 2023 Be Well. Do Well. Progress Report, to be released in January 2024, will report on our ESG commitments and goals. The data and Key Performance Indicators ("KPIs") in our report align with multiple reporting frameworks and standards, including the Sustainability Accounting Standards Board ("SASB"), the Global Reporting Initiative ("GRI"), and the Task Force for Climate-Related Financial Disclosures ("TCFD").
Management Succession Planning
The Board’s responsibilities include succession planning for the Chief Executive Officer and other executive officer positions. The Nominating Committee oversees the development and implementation of our succession plans for the Chief Executive Officer and the Compensation Committee oversees succession plans for other key executives. At least once annually, the Chief Executive Officer provides the Board with an assessment of senior leaders and their potential to succeed to the position of Chief Executive Officer. This assessment is developed in consultation with the Chair of the Nominating Committee. High potential executives meet regularly with the members of the Board.
Executive Sessions
From time to time, and, consistent with our Corporate Governance Guidelines, at least at its regular quarterly meetings, the Board meets in executive session without members of management present. The Chairman presides at these executive sessions.
Code of Conduct
Our Business Conduct Policy, which applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, is available on the Investor Relations section of our website at www.aramark.com. Our Business Conduct Policy contains a “code of ethics,” as defined in Item 406(b) of Regulation S-K. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics on our Internet website.
Committee Charters and Corporate Governance Guidelines
The charters of the Compensation Committee, the Nominating Committee, the Audit Committee and the Finance Committee and our Corporate Governance Guidelines are available under the Investor Relations section of our website at www.aramark.com. Please note that all references to our website in this Proxy Statement are intended to be inactive textual references only. Copies of our Business Conduct Policy, the charters of the Compensation Committee, the Nominating Committee, the Audit Committee and the Finance Committee and our Corporate Governance Guidelines also are available at no cost to any shareholder who requests them by writing or telephoning us at the following address or telephone number:
Aramark
2400 Market Street
Philadelphia, PA 19103
Attention: Investor Relations
Telephone: (215) 409-7287
Director Nomination Process
The Nominating Committee does not set specific, minimum qualifications that directors must meet in order for the Nominating Committee to recommend them to the Board. Rather, it believes that directors and director candidates should be evaluated based on their individual merits, taking into account Aramark’s needs and the composition of the Board. In nominating a slate of directors, the Nominating Committee’s objective is to select individuals with skills and experience that can be of assistance in operating our business and providing effective oversight of the Company’s strategy and management. The Nominating Committee will consider candidates recommended by shareholders and all candidates are evaluated in the same manner regardless of who recommended such candidate for nomination. When reviewing the qualifications of potential director candidates, the Nominating Committee considers:
•whether individual directors possess the following personal characteristics: integrity, education, accountability, business judgment, business experience, reputation and high performance standards, and
•all other factors it considers appropriate, which may include accounting and financial expertise; industry knowledge; experience in compensation, human resources and culture; strategy development experience; CEO and senior management leadership experience; prior public company board service; international operations experience; corporate finance and capital markets experience; mergers and acquisitions and business development experience; supply chain experience; IT and cybersecurity experience; experience in R&D and innovation; both traditional and digital marketing and sales; experience with disruptive risk and innovation; age, gender and ethnic and racial background; civic and community relationships; existing commitments to other businesses; potential conflicts of interest with other pursuits; legal considerations, such as antitrust issues; and the size, composition and combined expertise of the existing Board.

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The Board believes that, as a whole, it should strive to possess the following core competencies: accounting and finance, management, crisis response, industry knowledge, international leadership and strategy/vision, among others. While the Board does not have a formal policy with regard to diversity, the Nominating Committee and the Board strive to ensure that the Board is composed of individuals who together possess a breadth and depth of experience relevant to the Board’s oversight of Aramark’s business and strategy and a diversity of backgrounds and perspective in order to effectively understand the needs of our employees, clients and customers. The Company’s Corporate Governance Guidelines provide that, except as may be approved by the Nominating Committee, no person may serve as a non-employee director if he or she would be 75 years or older at the commencement of such term as a director.
Each of Messrs. Zillmer, Creed and Winkleblack and Mses. Cameron and King were previously nominated for election at the 2020 Annual Meeting in accordance with the Stewardship Framework Agreement. Prior to their election to the Board, each of Messrs. Creed and Winkleblack and Mses. Cameron and King entered into an Engagement and Indemnity Agreement with Mantle Ridge pursuant to which Mantle Ridge agreed to pay each of them certain amounts, and reimburse them for expenses incurred, in connection with their time and efforts relating to potentially joining the Board. The Engagement Agreements however did not provide for any agreements or obligations among Mantle Ridge or any of them with respect to any period following their joining the Board. Mr. Zillmer was party to a consulting agreement with Mantle Ridge that terminated when Mr. Zillmer was appointed to serve as the Chief Executive Officer of the Company.
In connection with the nomination of Mr. DelGhiaccio, the Nominating Committee retained an outside search firm to identify director candidates, in particular those with accounting and financial experience. A number of directors then met with such candidates. Following that process, and upon recommendation by the Nominating Committee, the Board nominated Mr. DelGhiaccio for election to the Board.
Proxy Access
Our By-laws, as amended, permit a shareholder, or a group of up to 20 shareholders, that has continuously owned for three years at least 3% of the Company’s outstanding common shares, to nominate and include in the Company’s annual meeting proxy materials up to the greater of two directors or 20% of the number of directors serving on the Board, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in our By-laws. For further information regarding submission of a director nominee using the Company’s proxy access By-law provision, see “General Information – 2025 Annual Shareholders Meeting – How can I nominate a director or submit a Shareholder proposal for the 2025 Annual Meeting of Shareholders?”.
Board Refreshment
The Board and the Nominating Committee regularly consider the long-term compensation of our Board and how the members of our Board change over time. The Board and Nominating Committee also consider the skills, experience, and backgrounds needed for the Board as our business and the industries and sectors in which we do business evolve. The Board and Nominating Committee also understand the importance of Board refreshment and aim to strike a balance between the knowledge that comes from longer-term service on the Board with the new experience, ideas and energy that can come from adding directors to the Board. In connection with our entry into the Stewardship Framework Agreement in October 2019, the Nominating Committee and Board recommended and elected five new directors to the Board and four of our directors retired. These five members and Mr. Creed were then nominated for election and elected to the Board at the 2020 Annual Meeting and then at the 2021, 2022 and 2023 Annual Meetings. At the 2021 Annual Meeting Ms. Heller was elected to the Board, Mses. Heller and Lopez and Mr. Keverian were elected to the Board at the 2022 Annual Meeting, and Mses. Heller and Lopez and Messrs. Keverian and Wills were elected to the Board at the 2023 Annual Meeting. Assuming the election of this year’s proposed director nominees is successful, we believe we will have a good balance between directors with experience with the Company and new directors with fresh perspectives, constituting a strong, independent Board that will be well-positioned to navigate the current challenging business environment and accelerate the Company’s growth.

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DIRECTOR COMPENSATION
Annual Cash Compensation for Board Service
In fiscal 2023, each non-employee director received cash compensation at an annual rate of $105,000 for service on the Board, payable quarterly in arrears. The Chairman was eligible to receive an additional annual cash fee of $100,000. Additionally, the chairpersons of the Audit Committee and Compensation Committee were eligible to receive an additional annual cash retainer of $30,000 and the chairpersons of the Nominating Committee and Finance Committee were eligible to receive an additional annual cash retainer of $20,000, provided, in each case, that such committee chairperson was a non-employee director. Directors who join the Board during the fiscal year or serve as a committee chairperson for a portion of the fiscal year receive a prorated amount of the relevant annual cash compensation. Mr. Hilal declined his receipt of any cash compensation for his service on the Board and Mr. Sadove has declined his receipt of the retainer for serving as chairperson of the Nominating Committee.
In fiscal 2023, Messrs. Creed, Heinrich, Sadove and Winkleblack and Ms. Cameron each received additional fees for serving as Chairman and/or chairing the Nominating, Audit, Compensation or Finance Committee.
Annual Deferred Stock Unit Grant
Under the Company’s director compensation policy, which had been in effect from January 1, 2016 until August 2, 2022, non-employee directors were eligible for an annual grant of deferred stock units (“DSUs”) with a value of $160,000 on the date of the annual meeting of shareholders. Directors have the right to elect whether the DSUs granted will deliver shares on: (i) the vesting date of the DSUs or (ii) the first day of the seventh month after the date the director ceases to serve on the Board. On August 2, 2022, the value of the annual DSU grant was increased to $175,000 and the pro rata portion of such increase in equity from August 2, 2022 to the date of the 2023 Annual Meeting was added to the annual DSU grant that was granted on the date of the 2023 Annual Meeting. The Chairman of the Board is also entitled to an additional grant of DSUs with a value of $100,000 on the date of each annual meeting of shareholders.
In accordance with the director compensation policy, each member of the Board who was not an employee of the Company received a grant of approximately $182,561 worth of DSUs under the Amended and Restated 2013 Management Stock Incentive Plan (the “2013 Stock Plan”) in February 2023. Mr. Wills received a grant of approximately $175,000 upon his election to the Board. All of these DSUs will vest on the day prior to the Company’s first annual meeting of shareholders that occurs after the grant date, subject to the director’s continued service on the Board through the vesting date, and will be settled in shares of the Company’s common stock pursuant to each director’s election as described above. Mr. Heinrich did not stand for reelection and did not receive a grant in February 2023. Mr. Hilal declined his receipt of any DSUs for his service on the Board.
All DSUs accrue dividend equivalents from the date of grant until the date of settlement.
Ownership Guidelines
The Board of Directors has adopted a minimum ownership guideline, providing that each director must retain at least five times the value of the annual cash retainer in shares of common stock or DSUs, and that the required level of ownership be attained by five years after the director’s start date.
Director Deferred Compensation Plan
Non-employee directors are able to elect with respect to all or a portion of their cash board retainer fees to (i) receive all or a portion of such cash fees in the form of DSUs or (ii) defer all or a portion of such cash fees under our 2005 Deferred Compensation Plan. The DSUs that a director elects to receive in lieu of cash fees awarded under our 2013 Stock Plan or 2023 Stock Plan will be fully vested on grant and settled in shares of our common stock on the first day of the seventh month after the director ceases to serve on the Board. Cash amounts that a director elects to defer under the unfunded 2005 Deferred Compensation Plan are credited at an interest rate based on Moody’s Long Term Corporate Baa Bond Index rate for October of the previous year, which was 6.26% beginning January 1, 2023. From October 1, 2022 until December 31, 2022, we credited amounts deferred with an interest rate equal to 3.35%. The 2005 Deferred Compensation Plan permits participants to select a payment date and payment schedule at the time they make their deferral election, subject to a three-year minimum deferral period. All or a portion of the amount then credited to a deferral account may be withdrawn if the withdrawal is necessary in light of a severe financial hardship.
The interest rate for 2005 Deferred Compensation Plan will be adjusted on January 1, 2024, based on the Moody’s Long Term Corporate Baa Bond Index rate for October 2023 which was 6.63%.

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Other Benefits
All directors are eligible for an annual matching contribution to a college or other non-profit organization in an amount up to $10,000 and directors are also eligible for matching contributions in an amount up to $10,000 in response to natural disasters through the Company’s community involvement efforts to the same extent as employees of the Company.
Director Compensation Table for Fiscal 2023
The following table sets forth compensation information for our non-employee directors in fiscal 2023.

NAME	FEES EARNED OR PAID IN CASH(1) ($)	STOCK AWARDS(2) ($)	OPTION AWARDS ($)	ALL OTHER COMPENSA- TION(3) ($)	TOTAL ($)
Susan M. Cameron	135,000	182,566	—	—	317,566
Greg Creed	125,000	182,566	—	—	307,566
Daniel J. Heinrich(4)	46,125	—	—	12,866	58,991
Bridgette P. Heller	105,000	182,566	—	10,000	297,566
Paul Hilal(5)	—	—	—	—	—
Kenneth M. Keverian	105,000	182,566	—	10,000	297,566
Karen M. King	105,000	182,566	—	15,000	302,566
Patricia E. Lopez	105,000	182,566	—	—	287,566
Stephen I. Sadove	205,000	282,575	—	12,866	500,440
Kevin G. Wills	69,125	175,005	—	—	244,130
Arthur B. Winkleblack	131,583	182,566	—	10,000	324,149
(1)Includes base director retainers at an annual rate of $105,000, as well as a Chairman retainer at an annual rate of $100,000 for Mr. Sadove. Committee chairperson retainers at an annual rate of $30,000 were provided to each of Messrs. Heinrich and Winkleblack and Ms. Cameron for the portion of the year they chaired the Audit Committee and the Compensation Committee and retainers at an annual rate of $20,000 were provided to each of Messrs. Creed and Winkleblack for the portion of the year they chaired the Finance Committee and the Nominating Committee. Ms. Cameron elected to defer 25% of her cash retainer (inclusive of chair retainer) into DSUs during the first three months of fiscal 2023 and Mr. Creed elected to defer 100% of his cash retainer (inclusive of chair retainer) into DSUs.
(2)Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 with respect to the 4,153 DSUs granted to all directors on February 3, 2023 with a grant date fair value of $43.96 per DSU with the exception of Messrs. Sadove and Wills. Mr. Sadove was granted 6,428 DSUs on February 3, 2023 as Chairman. Mr. Wills received a grant of 3,981 DSUs upon his election to the board on February 3, 2023. As of the end of fiscal 2023, directors held the following deferred stock units (including dividend equivalent units), all of which are vested except for those granted on February 3, 2023 and related dividend equivalents. The following numbers do not reflect the adjustment to the DSUs following the separation of the Company's uniform and workplace supplies business (the "Separation") which occurred after fiscal 2023 year-end on September 30, 2023.

Name	DSU and Equivalents	Name	DSU and Equivalents
Susan M. Cameron	22,325	Kenneth M. Keverian	8,915
Greg Creed	28,377	Karen M. King	8,700
Daniel J. Heinrich	—	Patricia E. Lopez	8,915
Bridgette P. Heller	13,583	Stephen I. Sadove	44,619
Paul Hilal	—	Kevin G. Wills	4,015
		Arthur B. Winkleblack	4,189
For additional information on the valuation assumptions and more discussion with respect to the deferred stock units, refer to Note 12 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended September 29, 2023.
(3)The following are included in this column:
a)Charitable contributions of $10,000 made in the name of or on behalf of each of Messrs. Heinrich, Heller, Keverian, Sadove and Winkleblack and $15,000 made in the name of or on behalf of Ms. King in accordance with the Company’s director charitable contribution matching program.
b)The dollar value of dividend equivalents accrued on deferred stock units granted prior to February 5, 2014 (the date the Company announced the payment of its first quarterly dividend) where dividends were not factored into the grant date fair value are required to be reported for such awards. The total value of dividend equivalents accrued on deferred stock units for the directors during fiscal 2023, in each case for awards granted prior to February 5, 2014 for Messrs. Heinrich and Sadove is $2,866 each. For awards granted on or after February 5, 2014, the value of dividend equivalents allocated to deferred stock units in the form of additional units with the same vesting terms as the original awards is not included in this column because their value is factored into the grant date fair value of awards. Additional units awarded in connection with dividend adjustments are subject to vesting and delivery conditions as part of the underlying awards.
(4)Mr. Heinrich did not stand for re-election at the 2023 Annual Meeting.
(5)On August 9, 2023, Mr. Hilal resigned from the Board and Mantle Ridge waived its right to appoint a successor director under the Stewardship Framework Agreement.

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Audit Committee Matters

PROPOSAL NO. 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL SUMMARY
What Are You Voting On?
We are asking our shareholders to ratify the appointment of Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent registered public accounting firm for fiscal 2024, which ends on September 27, 2024. Although the Audit Committee has the sole authority to appoint the Company’s independent registered public accounting firm, the Audit Committee and the Board submit the selected firm to the Company’s shareholders as a matter of good corporate governance.
Voting Recommendation
The Board recommends that you vote “FOR” the ratification of the Audit Committee’s appointment of Deloitte as the Company’s independent registered public accounting firm for fiscal 2024.
The Audit Committee has selected Deloitte to serve as the Company’s independent registered public accounting firm for fiscal 2024. Although action by the shareholders on this matter is not required, the Audit Committee values shareholder views on the Company’s independent registered public accounting firm and believes it is appropriate to seek shareholder ratification of this selection. If the shareholders do not ratify the appointment of Deloitte, the selection of the independent registered public accounting firm may be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time of the year if it determines that such a change would be in the best interests of the Company and its shareholders. The Company has been advised that representatives of Deloitte are scheduled to attend the Annual Meeting, and they will have an opportunity to make a statement if the representatives desire to do so. It is expected that the Deloitte representatives will also be available to respond to appropriate questions.
The shares represented by your properly executed proxy will be voted “FOR” this proposal, which would be your vote to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2024, unless you specify otherwise.

The Board recommends that you vote “FOR” the ratification of the appointment of Deloitte & Touche LLP

The Audit Committee assists the Board in its oversight of the Company’s independent registered public accounting firm, which assistance includes the responsibility to appoint, compensate, retain, and oversee the firm. The independent registered public accounting firm reports directly to the Audit Committee. The Audit Committee reviews the independent registered public accounting firm’s qualifications, independence, and performance at least annually. In connection with this review, the Audit Committee considers whether there should be a regular rotation of the independent registered public accounting firm to assure continuing auditor independence. Further, in conjunction with the mandated rotation of the independent audit firm’s lead engagement partner, the Audit Committee is involved in the selection of the independent audit firm’s lead engagement partner.
Audit Committee Considerations in Appointing Deloitte
The Audit Committee has appointed Deloitte as the independent registered public accounting firm for the fiscal year ending September 27, 2024. The Audit Committee believes that the appointment of Deloitte as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders. In addition to Deloitte’s independence, the Audit Committee considered:

•Deloitte’s capabilities, qualifications and expertise; •The effectiveness and efficiency of Deloitte’s audit services;	•Deloitte’s compliance with regulations; and •Technological capabilities, relative benefits of tenure versus fresh perspective and fees.
Representatives of Deloitte are expected to be present at the Annual Meeting in order to respond to appropriate questions and to make any other statement if they desire to do so.

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FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Set forth below is information relating to the aggregate fees billed by Deloitte for professional services rendered for each of the last two fiscal years as well as a description of each fee category.

	Fiscal 2022	Fiscal 2023(1)
Audit Fees	$4,920,048	$5,600,000
Audit-Related Fees	$752,383	$2,925,102
Tax Fees	$1,278,791	$1,794,129
All Other Fees	$3,790	$3,790
Total	$6,955,012	$10,323,021
(1)    The increase in fees is primarily due to the audit-related services performed in relation to the separation of our Uniform and workplace supplies business into an independent publicly traded company on September 30, 2023.

Audit fees include the audit of annual financial statements, the review of quarterly financial statements, the performance of statutory audits, procedures and comfort letters related to registration statements.
Audit-related fees include assurance and related services that were reasonably related to the audit of annual financial statements and reviews of quarterly financial statements, but not reported under Audit Fees. Audit-related fees include: service organization internal control attest services, systems auditing and consultation procedures, including review of documentation and testing of new or changed systems, the audit of combined financial statements and the audit of carve-out financial statements.
Tax fees include U.S. federal, state, local, international, and other tax compliance, planning, advice and consultation services.
All other fees include participation in executive workshops, various educational and informational programs, seminars, tools and related services including database subscriptions.
The Audit Committee considered whether providing the non-audit services shown in this table was compatible with maintaining Deloitte’s independence and concluded that it was.
Policy for the Pre-Approval of Audit and Permissible Non-Audit Services
The Audit Committee annually reviews and pre-approves the services that may be provided by the Company’s independent registered public accounting firm without obtaining further specific pre-approval from the Audit Committee. The Audit Committee has also adopted a Pre-Approval Policy that contains a list of pre-approved services, which the Audit Committee may revise from time to time, based on subsequent determinations. The Audit Committee has delegated pre-approval authority to the chairman of the Audit Committee, or in his absence or unavailability, to another specified member of the Audit Committee. The chairman of the Audit Committee or such specified member will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the audit fees, audit-related fees, tax fees and all other fees were pre-approved by the Audit Committee or the chairman of the Audit Committee.

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REPORT OF AUDIT COMMITTEE
The Audit Committee represents and assists the Board and is composed solely of directors who satisfy the independence and financial literacy requirements, and the heightened independence criteria applicable to audit committee members, of the NYSE Rules and applicable securities laws. In addition, the Board has determined that each of Kevin G. Wills and Arthur B. Winkleblack is an audit committee financial expert as defined under the rules of the SEC.
The Audit Committee operates under a written charter approved and adopted by the Board, which sets forth its duties and responsibilities. This charter can be found on the Company’s website at www.aramark.com under the Investor Relations section. This charter is reviewed annually and updated as appropriate to reflect the Audit Committee’s evolving role, changes in regulatory requirements and oversight practices, and investor feedback.
The Audit Committee’s purpose is to assist the Board in its oversight of:
•The performance of the Company’s internal audit function;
•The qualifications, independence, and performance of the independent auditors;
•The Company’s management of enterprise risk and compliance with legal and regulatory requirements; and
•The accounting, reporting, and financial practices of the Company, including the quality and integrity of the Company’s financial statements.
The Audit Committee met ten times in fiscal 2023 and fulfilled each of its duties and responsibilities as outlined in its charter. The Audit Committee regularly conferred with Deloitte, the Company’s internal auditors, and senior management in separate executive sessions to discuss any matters that the Audit Committee, Deloitte, the Company’s internal auditors, or senior management believed should be discussed privately with the Audit Committee. The Audit Committee has direct access to Deloitte and the Company’s internal auditors, which each report directly to the Audit Committee.
2023 Audited Financial Statements and Internal Controls
The Company’s management has primary responsibility for establishing and maintaining effective internal control over financial reporting and preparing the Company’s financial statements and disclosures. Deloitte, the Company’s independent registered public accounting firm for fiscal 2023, was responsible for performing an independent audit of the Company’s consolidated financial statements and expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles in the United States and on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee oversaw the performance of these responsibilities by Deloitte and management, including the processes by which these responsibilities are fulfilled.
In the performance of its oversight function and in accordance with its responsibilities under its charter, the Audit Committee has reviewed and discussed with management and Deloitte the Company’s audited financial statements as of and for the fiscal year ended September 29, 2023. The Audit Committee also discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. Finally, the Audit Committee received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the Audit Committee concerning independence, and discussed with Deloitte their independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 29, 2023 filed with the SEC.

Members of the Audit Committee:
Arthur B. Winkleblack, Chairman
Kenneth M. Keverian
Karen M. King
Patricia E. Lopez
Kevin G. Wills

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Compensation Matters

PROPOSAL NO. 3 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

PROPOSAL SUMMARY
What Are You Voting On?
Pursuant to Section 14A of the Exchange Act, we are asking our shareholders to vote on a non-binding, advisory basis to approve the compensation paid to our Named Executive Officers, as disclosed in this proxy statement.
Voting Recommendation
The Board recommends that you vote “FOR” this proposal, because it believes that the Company’s compensation policies and practices effectively achieve the Company’s primary goals of attracting and retaining key executives, rewarding achievement of the Company’s short-term and long-term business goals, and aligning our executives’ interests with those of our shareholders to create long-term sustainable value.
This proposal calls for the approval of the following resolution:
“RESOLVED, the shareholders of the Company hereby approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement, pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”
In considering your vote, we invite you to review the Compensation Discussion and Analysis beginning on page 27. This advisory proposal, commonly referred to as a “say on pay” proposal, is not binding on the Board. However, the Board takes shareholder feedback seriously and it and the Compensation Committee will review and consider the voting results when evaluating the Company’s executive compensation program.
The shares represented by your properly executed proxy will be voted “FOR” this proposal, which would be your vote to approve, on a non-binding basis, the compensation paid to our named executive officers, unless you specify otherwise.
The Board has adopted a policy of providing for annual “say on pay” votes, so the next “say on pay” vote will take place at the Company’s 2025 Annual Meeting.

The Board recommends that you vote “FOR” approval of executive compensation

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EXECUTIVE COMPENSATION
The following message from the Chair of the Compensation and Human Resources Committee highlights key aspects of our executive compensation program. A detailed discussion follows in the Compensation Discussion and Analysis (CD&A).

A Letter from the Chair of the Compensation and Human Resources Committee
Dear Fellow Shareholders,
As Chair of Aramark’s Compensation and Human Resources Committee, I wanted to share with you the Committee’s approach to executive compensation. Our executive compensation program is structured to pay for performance with strong alignment between our long-term goals and our shareholders’ interests, while providing a competitive total pay opportunity necessary to attract, motivate, and retain the executive talent we need to drive our business and develop the next generation of Aramark leadership.
Our key priorities over the past year are noted below and are featured in both our short- and long-term incentive plans:
•Grow the business for the long term while ensuring strong cash flow, reflective of the health and resilience of the business,
•Enhance our margins, while making important investments for the future, and
•Continue to ensure the safety and well-being of our employees and customers and specifically focus on diversity, equity and inclusion, as well as our customers’ desire for low carbon food alternatives.
We received strong shareholder support for our annual say-on-pay vote in early fiscal 2023, resulting from our ongoing shareholder engagement and strong pay for performance alignment.
Based on shareholder feedback, for fiscal 2023 we included ESG metrics as a formal part of the fiscal 2023 annual incentive plan scorecard for our executive leaders. We performed well on these metrics, which included measurable targets related to reduction in food-related greenhouse gas, business conduct training compliance, employee resource group membership growth and growth in employee diversity. These metrics are an important component to achieving our long-term strategic objectives.
For fiscal 2023, Aramark posted strong overall business and financial performance measured against aggressive short-term incentive targets. This resulted in annual incentive plan payouts that fell short of target levels, despite Aramark's strong performance.
Specifically, our annual incentive plan paid out at 39.1% of target for fiscal 2023 at the corporate level, reflective of a year of continued net new sales growth, good cashflow and annual operating income margin that continued to be impacted by higher supply chain costs and inflation. Although we had set aggressive targets, we made no discretionary positive adjustments to payouts for our Named Executive Officers under the annual incentive plan. We are proud of our leadership team’s achievements in fiscal 2023, including the spin-off of the Uniforms business, but are disappointed with the results achieved in the annual incentive plan bonus outcomes for the year.
More broadly and consistent with our strong focus on pay for performance in fiscal 2023:
•The CEO’s compensation has not increased since his hire date and no changes to the CEO’s target compensation were made for fiscal 2023.
•We made no special awards to our executives in fiscal 2022 or 2023 and did not exercise positive discretion or make any discretionary changes to targets in assessing performance.
•Our PSUs (performance stock units), representing 50% of the grant date target long term incentive award value for Named Executive Officers, paid out at 0% for fiscal years 2019-2021 and fiscal years 2020-2022, reflecting the challenges we faced during COVID and its multi-year aftermath.
We appreciate your support, welcome your feedback, and look forward to continued dialogue.
Sincerely,
Susan Cameron
Chair, Compensation and Human Resources Committee

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

This Compensation Discussion and Analysis (CD&A) describes material elements of our Named Executive Officer ("NEO") compensation and describes the objectives and principles underlying Aramark’s executive compensation programs, the compensation decisions we made under those programs, and factors we considered in making those decisions.
CD&A Contents

Our 2023 Named Executive Officers

John J. Zillmer Chief Executive Officer
Thomas Ondrof Chief Financial Officer(1)
Marc Bruno Chief Operating Officer, United States Food & Facilities
Lauren Harrington Senior Vice President, General Counsel
Abigail Charpentier Senior Vice President, Chief Human Resources Officer

Aramark’s executive compensation program is designed to link pay with performance, while aligning senior leadership incentives with long-term shareholder interests. We believe it reflects appropriate governance practices and shareholder feedback, aligns with the needs of our business, and maintains a strong link between executive pay and successful execution of our strategy and long-term value creation.

(1) Mr. Ondrof will retire as Chief Financial Officer on January 12, 2024.

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 CD&A EXECUTIVE SUMMARY
Aramark is a leading global provider of food and facilities services. We proudly serve the world’s leading educational institutions, Fortune 500 companies, world champion sports teams, prominent healthcare providers, iconic destinations and cultural attractions, and numerous municipalities in 15 countries around the world. We also provide our services on a more limited basis in several additional countries and in offshore locations.
Our executive compensation program is designed to retain and motivate executives and reward achievement of the Company’s performance goals aligned with value created for our shareholders. This is important because our Company’s performance is very much dependent on the talents, skills, and engagement of our leadership team. We generally measure the Company’s performance by growth in sales, earnings, and free cash flow, and these metrics are reflected in our incentive plans. By focusing on these performance metrics, we believe our incentive plans will drive broader shareholder value creation. We tie our executives’ long-term interests with those of our shareholders through equity compensation awards. The equity is typically delivered in the form of performance stock units ("PSUs"), stock options, and restricted stock units ("RSUs"). PSUs typically make up 50% of the grant to ensure value is delivered only to the extent long-term performance objectives are achieved. Our executives are also measured by their individual contributions to the Company’s success, and this is a consideration in base salary adjustment decisions.
Aramark’s Executive Compensation Principles and Operating Framework
Aramark’s executive compensation program is overseen by our Compensation Committee. We have evolved our executive pay program, when needed, while maintaining an overarching philosophy aimed at promoting strong alignment between long-term strategic goals and shareholders’ interests. We use the following guiding principles as a cornerstone against which we evaluate our executive compensation decisions, which are made within a framework that considers broader implications, including risks, regulations, fiscal affordability, and shareholder dilution.

Executive Compensation Guiding Principles
1. Pay for Performance	2. Shareholder Alignment	3. Attract and Retain Key Talent

The vast majority of executive pay is at-risk and performance-based with metrics aligned to the Company’s strategy and long-term shareholder value creation. Our approach strikes a balance between achieving both short- and long-term performance objectives.	Programs align executives’ interests with those of our shareholders. The majority of executive pay is provided through equity and linked to stock price. We also maintain stock ownership guidelines for all executives reinforced with conditional holding requirements for executives who have not met their guideline.	We provide competitive pay and benefits to attract and retain talented, high-performing executives with specific skill sets and relevant experience to drive the Company’s business, create shareholder value, and develop future leaders.

General Executive Compensation Operating Framework

Risk Management – We manage risk in incentive programs, while ensuring alignment between pay and performance, and with shareholder interests.	Governance Considerations – We consider applicable requirements, as well as our corporate values and behavioral expectations in designing our incentive structures and making compensation decisions.	Affordability / Shareholder Dilution –We conduct recurring reviews that balance goals and objectives of the program with fiscal soundness and shareholder dilution.

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2023 Shareholder Advisory Vote on Aramark’s Executive Compensation Program

The Committee considers shareholder feedback and results of the annual advisory vote on executive pay (Say-on-Pay) in determining the structure of the executive pay program and whether changes should be considered. Members of the Committee and management regularly engage with shareholders to better understand their views on governance and pay practices. The feedback received from shareholders enables the Committee to better understand shareholder perspectives, which resulted in meaningful changes to our programs over the past several years.
96% of the shares voted were in favor of our Say-on-Pay proposal last year. We were pleased by this very strong support from our shareholders. In 2023, we engaged with a significant number of our shareholders to seek their feedback. This shareholder engagement effort provided feedback regarding plan design and preferences and confirmation of changes the Committee already implemented for 2023.
While the Board retains the authority to exercise judgment in assessing performance and to make one time awards, we confirm that we would exercise such judgment only in exceptional circumstances. No one-time awards were made to executives and positive discretion was not exercised in assessing performance in 2023.

January
Voting and Annual Meeting
February - August
Review Voting Results & Engage with Investors
September - November
Review and Implement Feedback
December
File Proxy Statement and Engage Investors

 Our executive pay program is grounded in a philosophy aimed at promoting alignment between long-term goals and shareholders’ interests. Shareholder feedback informs our Committee’s deliberations and ultimately, the decisions we make. We carefully consider both the level of voting support from shareholders as well as comments from shareholders. Below are specific actions we recently took based on shareholder feedback.

SCOPE OF SHAREHOLDER OUTREACH		Engaged with 100% of our top 20 institutional investors
SHAREHOLDER FEEDBACK	•Incentive pay should not be discretionarily adjusted •Equity grants to NEOs should be at least 50% performance-based •General support for incorporating ESG metrics into executive pay programs	96% “FOR” SAY-ON-PAY

ARAMARK RESPONSE
•No discretionary changes to incentives
•Fiscal 2023 annual incentive payouts were based on actual financial results relative to pre-established goals; no positive discretionary adjustments or payouts were provided.
•Equity grants are at least 50% performance-based and 80% fully at risk
•The Company’s fiscal 2023 annual equity grant consisted of 50% performance-based stock units, 30% stock options, and 20% restricted stock units.
•Inclusion of ESG Performance Metrics
•For 2023, an ESG performance metric was included as a formal component in the annual incentive plan.

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Fiscal 2023 Performance Results
Our fiscal 2023 business performance resulted in strong New Business, with rising Revenue and Adjusted Operating Income resulting in significant Adjusted EPS growth. In addition, subsequent to the end of fiscal 2023, we hit a key milestone in completing the previously announced separation of our Uniform segment into an independent publicly traded company, Vestis Corporation. Fiscal 2023 performance highlights are as follows:

Operational Excellence Our improved year-over-year results are driven by executing upon previous new business wins, disciplined above-unit cost management, and purchasing initiatives.	Focus on Strategic Priorities Our hospitality, field-focused culture was further strengthened by the Uniform Services spin-off, which we believe will enhance our fit and focus to drive value creation.	Supply Chain Initiatives We continue to optimize opportunities through purchasing, gain efficiencies from new deals, and take advantage of scale as we continue to execute upon our growth strategies.

Commitment to ESG
We reinforced our commitment to environmental, social and governance (ESG) objectives by supporting our employees in need, strengthening our sustainability program, and launching new diversity programs. In 2023, we were recognized by Fair360 (formerly DiversityInc’s) as a top company for diversity. We reinforced our commitment to ESG initiatives with the addition of ESG measures in the fiscal 2023 annual incentive plan.

Improved Financial Results
We delivered strong new business for the third year in a row with strong growth performance coming from multiple lines of business and geographies. We significantly improved our leverage ratio as a result of strong cash flow and higher earnings as well as strategic sales of non-controlling equity investments.

Cultivating Talent
Our 'Reach for Remarkable' philosophy means hiring, developing and retaining employees is critically important to our success. We are focused on creating experiences and programs that foster growth, performance and retention. Our efforts to ensure strong leadership across the Company continued to be a top priority in fiscal 2023.

Key Financial Highlights
We note the following key financial highlights as context in reviewing Aramark’s fiscal 2023 executive pay decisions.

Revenue	Annualized Net New Business	Adj. Operating Income	Free Cash Flow
$18.9B	$582M	$1.0B	$334M
Strong growth driven by net new business, pricing actions, and base business growth across multiple lines of business and geographies, as well as clients both large and small	Continued net new business momentum driven by high retention rates and strength in new business signings	Improved profitability from higher sales volumes, improved supply chain economics and operational cost management	Excluding one-time payments and spin-off related costs, year over year improvement driven by significantly higher operations results and lower working capital
Reconciliation of the above measures to those calculated in accordance with generally accepted accounting principles (GAAP) is provided in Annex A. Net New Business is an internal statistical metric used to evaluate Aramark’s new sales and retention performance and is defined in Annex A.

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Operational Footprint
Executive Compensation Program and Practices Overview
Our executive compensation program adheres to rigorous governance standards.

What We Do	What We Don’t Do

✓ Risk Mitigation – Multiple metrics and measurement periods in incentives mitigate risk that executives will be motivated to solely pursue results related to one metric.
✓ Compensation Recoupment Policy – Robust “clawback” policies for pay in certain circumstances including the adoption of an Incentive Compensation Clawback Policy pursuant to Dodd-Frank.
✓ Stock Ownership Guidelines – All NEOs and directors are subject to ownership guidelines with conditional holding requirements.
✓ Double-Trigger Change-in-Control Provisions – Both a change-in-control and termination are required for equity vesting acceleration and other benefits to apply.
✓ Annual Say-on-Pay Vote – We seek annual shareholder feedback on our executive pay program and directly engage with our shareholders on executive pay matters.
✓ Annual Evaluation – We annually review our executive pay program to ensure it continues to align with market.
✓ Independent Advisor – Independent consultant provides advice directly to the Committee.
✓ Multiple LTI Vehicles – Use of PSUs, stock options, and RSUs provides a balanced approach that focuses executives on key financial achievements (PSUs), direct shareholder alignment and long-term share price growth (stock options), and retention and alignment with shareholders (RSUs).

× No Guaranteed Bonuses – Our annual bonus plans are performance-based and do not include any minimum payment levels or guarantees.
× No Executive Pensions or Supplemental Executive Retirement Plans
× No Hedging and Restriction on Pledging – We prohibit directors and employees from engaging in hedging and prohibit directors and NEOs from pledging Aramark shares without specific pre-approval.
× No Dividends on Unvested Equity Awards – We do not pay dividends or dividend equivalents on equity awards prior to vesting.
× No Repricing or Exchange of Underwater Stock Options
× No Tax Gross-Ups – We do not provide gross-ups on benefits or perquisites in any employment agreements.
× No Recycling of Shares withheld for taxes.

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Target Executive Pay Mix
A significant percentage of executive pay is variable, at risk, and performance-based. A majority is delivered as equity, which promotes alignment with shareholder interests and creates incentives for long-term value creation. The CEO’s target pay is 90% performance-based, while other NEOs, on average, have target pay that is 78% performance-based. PSUs comprised 50% of the fiscal 2023 equity grants. Below we show the fiscal 2023 target NEO pay mix with equity award values based on the grant date fair value. Actual equity amounts realized will differ.
CEO Target Annual Compensation Mix
The CEO’s compensation is 90% variable, based on performance and/or share price:

Salary 10%	+	Target Annual Incentive 17%	+	PSUs 36%	+	Options 22%	+	RSUs 15%

73% Linked to Aramark’s Share Price

90% Performance-Based

Average Other NEO Target Annual Compensation
The other NEOs’ compensation is, on average, 78% variable, based on performance and/or share price:

Salary 22%	+	Target Annual Incentive 21%	+	PSUs 29%	+	Options 17%	+	RSUs 11%

57% Linked to Aramark’s Share Price

78% Performance-Based

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 2023 Actual Performance Pay Outcomes Reflect Our Pay-for-Performance Philosophy

Fiscal 2023 Annual Incentives
Following our strong fiscal 2022 performance with high post-pandemic recovery expectations, we set aggressive fiscal 2023 annual incentive targets. Overall, fiscal 2023 performance fell short of such aggressive targets resulting in annual incentive payouts significantly below target for the NEOs. Below we show performance achievement relative to our consolidated metrics that were used to determine payouts. Each NEO’s bonus is determined 100% based on consolidated metric results except for Mr. Bruno’s whose payout is based 26% on consolidated metrics and 74% on U.S. Food & Facilities metric results – see CD&A details for performance achievement relative to Mr. Bruno’s U.S. F&F metrics.
Reconciliation of Free Cash Flow to measures calculated in accordance with generally accepted accounting principles (“GAAP”) is provided in Annex A
Compensation Decisions Related to the Separation of Uniform Services
Performance Stock Units
Immediately following the end of fiscal 2023, Aramark completed the spin-off of the uniform and workplace supplies business into a standalone public company (the "Separation"). In order to ensure ongoing focus and alignment with Aramark's strategic goals, on October 13, 2023 pursuant to the terms of the Third Amended and Restated 2013 Stock Incentive Plan, the Committee approved amendments to the performance goals and performance periods for the PSUs that were then outstanding. The performance measures applicable to each PSU were retained; however, the performance goals were adjusted to reflect pre and post Separation performance, based on the original three-year strategic plans utilized to set the original targets.
The PSUs granted in fiscal 2022 were originally subject to performance targets based on Aramark performance for the three-year period ending September 27, 2024. To account for the Separation, 67% of these PSUs became subject to new adjusted performance targets and an adjusted performance period for the two-year period ending September 29, 2023, reflecting pre-Separation Company performance (Performance Period 1). The remaining 33% of these PSUs are subject to new adjusted performance targets for the one-year period ending September 27, 2024, reflecting performance of the Company post-Separation (Performance Period 2). The Relative TSR modifier measurement period was shortened to align with Performance Period 1.
In November 2023 following the completion of Performance Period 1, the Committee determined that 117.7% (of target) of the PSUs subject to Performance Period 1 for the NEOs (with the exception of Ms. Charpentier whose PSUs included different performance metrics reflecting her role at the time of grant) were earned based upon the level of achievement attained relative to the amended targets for Performance Period 1. The PSUs granted to Ms. Charpentier in fiscal 2022 were based 50% on Sales Growth and 50% AOI Growth, modified by Relative TSR performance. With respect to Performance Period 1, the Committee determined that 132.1% (of target) PSUs granted to Ms. Charpentier were earned based upon the level of achievement attained relative to the amended targets for

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Performance period 1. The PSUs earned with respect to Performance Period 1 for all the NEOs are now subject to time-based vesting and will vest on the original vesting date of September 27, 2024.
Performance Period 1 PSU Attainment
Apart from the removal of the Relative TSR modifier, the performance measures for Performance Period 2 remain unchanged with the new targets simply adjusted to reflect the Company on a post-Separation basis.
The targets for the PSUs granted in fiscal 2023 which were subject to performance targets for the three-year period ending October 3, 2025, were amended to reflect the Company on a post-Separation basis. The Relative TSR performance period was also shortened to be from September 30, 2023 through October 3, 2025 relative to a new Performance Peer Group more reflective of Aramark's post-Separation business.
Equity Award Adjustments
Pursuant to the terms of the Third Amended and Restated 2013 Stock Incentive Plan and as a result of the Separation, all outstanding equity awards were adjusted to reflect the separation. Aramark employees with outstanding equity awards at the time of the Separation continued to hold Aramark equity awards. Aramark equity awards held by Vestis employees at the time of the Separation were converted to Vestis equity awards. The outstanding equity awards were adjusted in a manner intended to preserve the intrinsic value as measured immediately before and immediately after the Separation (and with respect to options, based on the aggregate spread value), when using the closing prices on the trading days immediately before and immediately after the Separation.

END OF CD&A EXECUTIVE SUMMARY

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Detailed Compensation Program Discussion

COMPENSATION PROGRAM DESIGN
Overview of Compensation Components
As discussed in the CD&A Executive Summary, the principal components of Aramark’s executive compensation program are base salary, an annual cash incentive and long-term equity incentives. We also provide market competitive employee benefits, post-employment benefits, and a limited number of perquisites.

Element	Vehicle / Description	Link to Strategy

Base Salary	•Cash •Base salaries are determined based on scope of responsibility, experience, and performance	•To attract and compensate high-performing and experienced leaders at a competitive level based on market (both internal and external)
Annual Incentives	•Cash •100% evaluated on a formulaic basis relative to pre-established performance goals	•To motivate and reward executives for achieving annual corporate, business, and function goals in key areas of financial performance
Long-Term Incentives (LTI)	•Performance Stock Units: 50%
•Focuses executives on the achievement of specific long-term performance goals directly aligned with our strategic operating plans
•60% of PSUs are equally earned based on the performance of three-year adjusted revenue growth, three-year earnings per share, and three-year return on invested capital
•40% of PSUs are earned based on three-year TSR performance relative to the performance peer group

	•Stock Options: 30%	•Directly aligns the interests of executives with shareholders. Stock options only have value for executives if performance results in stock price appreciation after the grant date.
	•Restricted Stock Units: 20%	•Strengthens key executive retention to promote executive team consistency and successful execution of long-term strategies

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Base Salary
Base salary reflects the value of the executive position and attributes the executive brings to Aramark, including tenure, experience, skill level, and performance. The Committee annually reviews salaries of the Executive Leadership Team (ELT), including all NEOs, and adjusts them periodically as needed to maintain market positioning and consistency with evolving responsibilities and performance levels.
For fiscal 2024, based on the results of a market analysis conducted by the Committee’s independent compensation consultant, the Committee provided salary increases of 5.8% to Mr. Bruno, 7.1% to Ms. Harrington, and 7.6% to Ms. Charpentier effective January 1, 2024. Ms. Charpentier was promoted in fiscal 2023 and was not a NEO in fiscal 2022.

		Fiscal 2022		Fiscal 2023		Fiscal 2024
NEO	Job Title	Salary	% Increase	Salary	% Increase	Salary	% Increase
John Zillmer	CEO	1,300,000	0%	1,300,000	0%	1,300,000	0%
Thomas Ondrof(1)	EVP, CFO	800,000	0%	835,000	4.4%	835,000	0%
Marc Bruno	COO, US Food & Facilities	655,000	4.8%	685,000	4.6%	725,000	5.8%
Lauren Harrington	SVP, General Counsel	600,000	20.0%	630,000	5.0%	675,000	7.1%
Abigail Charpentier(2)	SVP, CHRO	N/A	N/A	525,000	0%	565,000	7.6%
(1)    Mr. Ondrof will retire as EVP, CFO effective January 12, 2024.
(2)    Ms. Charpentier's fiscal 2023 salary reflects her promotion to SVP, Chief Human Resources Officer ("CHRO") and appointment as an Executive Officer on January 1, 2023.
Target Annual Incentives
The annual cash incentive is designed to drive and reward performance and is based on financial objectives established by the Committee at the beginning of each fiscal year. The incentive targets for each NEO are established based on market competitive data (see Market Benchmarking) related to each executive’s role. Annual incentive targets as a percentage of base salary are provided in the table below. Actual earned payouts can vary from 0% to 200% of target.
No changes to incentive targets were provided to prior NEOs in fiscal 2021 through fiscal 2023. In fiscal 2024, the Committee approved an increase to Mr. Bruno's incentive annual incentive target from 100% of base salary to 125% of base salary. Mr. Zillmer’s offer letter provides for a target bonus of at least 175% (of base salary). Ms. Charpentier was promoted in fiscal 2023 and was not a NEO in fiscal 2022.

		Fiscal 2022		Fiscal 2023		Fiscal 2024
NEO	Job Title	Target	% Change	Target	% Change	Target	% Change
John Zillmer	CEO	175%	0%	175%	0%	175%	0%
Thomas Ondrof(1)	EVP, CFO	100%	0%	100%	0%	N/A	N/A
Marc Bruno	COO, US Food & Facilities	100%	0%	100%	0%	125%	25%
Lauren Harrington	SVP, General Counsel	85%	0%	85%	0%	85%	0%
Abigail Charpentier	SVP, CHRO	N/A	N/A	85%	0%	85%	0%
(1)    Mr. Ondrof will retire as EVP, CFO effective January 12, 2024. He will not be eligible to receive a fiscal 2024 annual incentive payout upon his separation.

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Fiscal 2023 Annual Incentive Performance Metrics
The Annual Incentive Plan included four objectives – Net New Sales, Adjusted Operating Income Margin, Free Cash Flow and an ESG Scorecard. The Company must attain a threshold performance on each measure for the participant to be entitled to receive any payout for such metric. If maximum performance was achieved across all metrics, maximum payout for fiscal 2023 would be 200% of target.

Metric	Description	Rationale
Net New Sales	•Annualized new business less annualized lost business	•Incentivizes management to drive sales growth which is critical to the Company’s profitable growth strategy
Adjusted Operating Income Margin	•Adjusted operating income divided by adjusted sales	•Focuses management on driving profitable growth while managing expenses •Focuses management on overall profitability of the Company
Free Cash Flow	•Cash flows provided from operating activities less net purchases of property and equipment and other	•Focuses management on achievement of positive free cash flow through increased earnings and disciplined management of working capital levels and capital expenditures
ESG Metric	•Four distinct Environmental, Social and Governance (ESG) measures	•Incentivizes management to achieve the organization's overarching ESG environmental, compliance and diversity and inclusion goals
Net New Sales is an internal statistical measure used by the Company to evaluate Aramark’s new sales and retention performance and is defined in Annex A.
The annual incentives of all NEOs except Mr. Bruno are based 100% on consolidated-level performance. Mr. Bruno’s annual incentive payout is determined based 74% on the financial performance of the businesses he oversees and 26% based on consolidated-level performance.
Fiscal 2023 Annual Goal-Setting Process
Performance targets established at the beginning of the fiscal year are designed to be challenging and consistent with the Company’s long-term expectations for the business which, in a normalized operating environment reflect:
•Organic annual revenue growth of 5% to 7%
•Adjusted operating income growth of 7% to 10%

The performance targets for fiscal 2023 were particularly aggressive in view of the Company’s high expectations for post-pandemic recovery.

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Fiscal 2023 Annual Incentive Outcomes
Based on the performance metrics established by the Committee and the Company’s 2023 performance, the Committee determined Aramark achieved 39.1% of target payout for executives assessed exclusively on consolidated performance and 25.7% of target for the COO of the U.S. Food & Facilities businesses based on a combination of consolidated and U.S. Food & Facilities performance.

Consolidated Results

Performance Metric (Weighted %)		Threshold	Target	Maximum	Actual Result	% Payout	% Earned
	% of Payout	25%	100%	200%			
Net New Sales 40%		$650M	$825M	$1,055M	$582M[1] Actual	0%	0%
AOI Margin 40%		5.40%	5.90%	6.60%	5.54%[2] Actual	46%	18.4%
Free Cash Flow 10%		$270M	$330M	$430M	$300M[3] Actual	62.3%	6.2%
ESG 10%					Varies by Metric[4]	145.0%	14.5%
					Total Payout – Consolidated		39.1%

U.S. Food & Facilities Results
Net New Sales
40%
$400M
$510M
$650M
$166M[1] Actual
0%
0%
AOI Margin
40%
5.40%
5.80%
6.40%
4.21%[2] Actual
0%
0%
Free Cash Flow
10%
$432M
$546M
$609M
$508M[5] Actual
75.1%
7.5%
ESG
10%
Varies by Metric[4]
145.0%
14.5%
Total Payout – COO U.S. Food & Facilities[6]
25.7%

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1The Net New Sales calculation represents the annualized value of gross new business less the annualized value of lost business excluding the results of the Next Level business due to portfolio optimization. The Net New Sales calculation for purposes of the U.S. Food & Facilities business performance represents annualized value of gross new business less the annualized value of lost business for the businesses Mr. Bruno oversees excluding the results of the Next Level business due to portfolio optimization. Net New Sales is an internal statistical metric used to evaluate Aramark’s net new sales and retention performance.
2The AOI margin calculation represents the revenue and operating income for the businesses adjusted to exclude the revenue and operating income of the Union Supply acquisition. Operating income is also adjusted to exclude the amortization expense of acquisition-related intangible assets, severance and other charges, effect of the Union Supply acquisition and other items impacting comparability.
3Free cash flow for purposes of the annual incentive plan calculations was adjusted to include $34M of payments related to the Separation as if they occurred during fiscal 2023.
4Consolidated ESG metrics include equally weighted goals tied to the reduction in food-related greenhouse gas, business conduct training compliance, employee resource group membership growth and growth in employee diversity.
5The Free Cash Flow calculation for purposes of the U.S. Food & Facilities business performance represents net cash provided by operating activities less net purchases of property and equipment and other for the businesses Mr. Bruno oversees.
6Payout under Mr. Bruno’s annual incentive award is based upon the financial metrics noted; however 32% is based on US Food & Facilities Net New Sales, 32% is based on US Food & Facilities AOI Margin, 10% on US Food & Facilities Free Cash Flow, 8% Consolidated Net New Sales, 8% Consolidated AOI Margin and 10% on Consolidated ESG Metrics.
Fiscal 2023 Annual Incentives Earned by NEO
Based on the results of the performance metrics approved by the Committee, the NEOs earned annual incentive awards for 2023 as set forth in the table below.

NEO	Job Title	Base Salary	x	Target Award %	x	Actual Earned %(1)	=	Actual Payout $
John Zillmer	CEO	1,300,000		175%		39.1%		890,117
Thomas Ondrof	EVP, CFO	835,000		100%		39.1%		326,702
Marc Bruno(2)	COO, US Food & Facilities	685,000		100%		25.7%		175,983
Lauren Harrington	SVP, General Counsel	630,000		85%		39.1%		209,520
Abigail Charpentier(3)	SVP, CHRO	525,000		85%		36.2%		140,953
(1)    Percentages shown are rounded to the nearest tenth decimal.
(2)    Payout under Mr. Bruno’s annual incentive award is based on the same financial metrics noted above; however, 74% of Mr. Bruno’s annual incentive payout is determined based on the performance of the businesses he oversees (i.e., U.S. Food & Facilities) and 26% is determined based on corporate-level performance.
(3)    Ms. Charpentier's target annual incentive award was pro-rated to reflect her partial year as CHRO. Her full year target would have been $446,250. Additionally, her performance metrics and mix prior to her promotion to CHRO was 40% Net New Sales, 40% AOI Margin, 10% Free Cash Flow, and 10% Individual Objectives; therefore, her overall payout as a percentage of target is slightly different than the other NEOs.
Fiscal 2024 Annual Incentive Performance Metrics and Weightings
The annual incentive plan design for fiscal 2024 will remain unchanged from fiscal 2023, with the exception of AOI Margin which will be replaced with the measure of AOI dollars that the Company used pre-pandemic.
Fiscal 2024 Annual Incentive Design
Long Term Incentives (LTI)
Long Term Incentive Grant Targets
For fiscal 2023, the long-term incentive grant values remained unchanged from the prior year. For fiscal 2024, the Committee approved an 8% increase in Mr. Bruno’s long term incentive equity grant value as compared to fiscal 2023 based on the results of a competitive market assessment for his role as COO of Aramark’s largest businesses. Mr. Bruno's long-term incentive equity grant value was last increased in fiscal 2022. The Committee also approved a 17% increase for Mses. Harrington's and Charpentier's long term incentive equity grant values. Ms. Harrington has not received an increase in her long term incentive equity grant value since fiscal 2020. The approved increases further align the NEO's total earning potential to shareholder value as well as increase the NEOs' at risk pay relative to their total compensation. Mr. Zillmer’s long term incentive target of $9,500,000 annually has not been increased since he was appointed.

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NEO	Job Title	Fiscal 2021 Grant (September 4, 2020)		Fiscal 2022 Grant (November 18, 2021)		Fiscal 2023 Grant (November 17, 2022)		Fiscal 2024 Grant (November 27, 2023)
		LTI Target	% Increase	LTI Target	% Increase	LTI Target	% Increase	LTI Target	% Increase
John Zillmer	CEO	$9,500,000	0%	$9,500,000	0%	$9,500,000	0%	$9,500,000	0%
Thomas Ondrof(1)	EVP, CFO	$2,000,000	0%	$2,000,000	0%	$2,000,000	0%	$2,000,000	0%
Marc Bruno	COO, US Food & Facilities	$1,750,000	0%	$1,850,000	5.7%	$1,850,000	0%	$2,000,000	8.1%
Lauren Harrington	SVP, General Counsel	$1,500,000	0%	$1,500,000	0%	$1,500,000	0%	$1,750,000	16.7%
Abigail Charpentier(2)	SVP, CHRO	$—	N/A	$—	N/A	$1,500,000	N/A	$1,750,000	16.7%
(1)    Mr. Ondrof will retire as EVP, CFO on January 12, 2024. Upon his separation, he will forfeit any unvested long-term incentive awards including his fiscal 2024 grant.
(2)     Ms. Charpentier's fiscal 2023 grant includes an additional grant awarded during the year to recognize her promotion and new role and responsibilities (awards granted November 17, 2022 and January 6, 2023). These awards are described in more detail in the Grants of Plan Based Awards Table.

Fiscal 2023 Long Term Incentive Grant Allocations (granted in November 2022)
Half of the fiscal 2023 LTI target grant value is comprised of PSUs with 60% tied to financial performance and 40% based upon the Company’s TSR relative to the fiscal 2023 performance peer group.

Fiscal 2023 LTI Grant

20%
3-Year Compound Annual Adjusted Revenue Growth
Rationale: Reinforces our drive to bring in profitable new business while growing our base business.

20%
3-Year Compound Adjusted Earnings Per Share
Rationale: Aligns with our investor community and measures our progress on our strategic initiatives.

20%
3-Year Return on Invested Capital
Rationale: Focuses management on generating returns through disciplined capital management.

40%
Relative Total Shareholder Return (TSR)
Rationale: Encourages performance that increases shareholder value and rewards executives if the Company outperforms companies in the performance peer group.

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Payout Outcomes for PSUs Related to Fiscal 2023 Performance
Given the disruption caused by the Covid pandemic, annual grants were made in the late part of fiscal 2020. As a result, no additional PSU grants were made in fiscal 2021. As previously discussed in the "Compensation Decisions Related to the Separation" section of the CD&A, the PSUs granted in fiscal 2022 were divided into two separate performance periods. The first performance period ending on September 29, 2023 resulted in a 117.7% of target attainment for 67% of the original target grant value for Messrs. Zillmer, Ondrof, and Bruno and Ms. Harrington and 132.1% of target attainment for 67% of the original target grant value for Ms. Charpentier.
Fiscal 2024 Long Term Incentive Grants
The long-term incentive plan design for fiscal 2024 remains unchanged with the same mix of PSUs, Stock Options and RSUs as fiscal 2023. Similar to the fiscal 2023 PSUs, the fiscal 2024 PSU performance targets are based upon three-year Sales Growth, Earnings Per Share, and Return on Invested Capital, each weighted 20% plus a stand-alone relative TSR metric weighted 40% based on the total return to the Company’s shareholders relative to the performance of the fiscal 2023 performance peer group. The performance targets for the fiscal 2024 PSUs align with the Company's long-term strategic goals.

Mr. Ondrof's Retirement & Strategic Advisor Agreement
On December 7, 2023, Mr. Ondrof notified the Company of his intention to retire on January 12, 2024 and, in connection therewith, on December 11, 2023, Mr. Ondrof and the Company entered into a letter agreement (the “Letter Agreement”) setting forth the terms of Mr. Ondrof’s service as Strategic Advisor. As provided in the Letter Agreement, including as applicable in accordance with the terms of the Amended and Restated Agreement Relating to Employment and Post-Employment Competition between the Company and Mr. Ondrof dated July 16, 2020 (the “Noncompete Agreement”) and subject to Mr. Ondrof’s continued compliance with noncompete covenants contained in the Noncompete Agreement, Mr. Ondrof will receive: (i) an amount equal to $5,000 per two-week pay period through May 31, 2024 and (ii) continued participation in the Company’s basic group medical, dental and vision programs at the active employee rate until the earlier of the date on which Mr. Ondrof attains age 65 and the date on which he elects to participate in plans of a new employer (provided Mr. Ondrof does not violate certain restrictive covenants). Upon Mr. Ondrof’s separation from the Company, all his unvested equity awards will be forfeited.

Other Compensation Components
The Compensation Committee provides additional benefits to the NEOs that are customary for executives of similar rank to enable our executives to focus on our business and enhance their commitment to us.
Savings Incentive Retirement Plan: We make available a non-qualified savings plan intended as a substitute for those employees ineligible to participate in our 401(k) plan because of certain legal requirements.
Severance Arrangements and Payments upon a Change of Control: We have employment agreements with all NEOs for indefinite periods terminable by either party, and in most cases our executives are entitled to certain payments and benefits in connection with certain terminations of employment. These provisions are intended to align executive and shareholder interests by enabling executives to consider corporate transactions that are in the best interests of the shareholders and our other constituents without concern over whether the transactions may jeopardize the executive’s own employment.
Equity awards granted since our IPO in 2013 and agreements with our NEOs that provide for other payments in connection with a change of control contain a “double trigger” in order for the executive to receive compensation, meaning that awards will be accelerated only if the executive’s employment is terminated without cause, within a certain period following the change of control. For more information about change of control and severance payments for our NEOs, see the disclosure under “Potential Post-Employment Benefits.”
Perquisites: We provide our NEOs with other benefits that the Committee believes are reasonable and encourage retention. The costs of these benefits constitute a small percentage of each NEO’s total compensation. These benefits are reflected in the All Other Compensation column in the Summary Compensation Table and include:
•premiums paid on life insurance;
•disability insurance;
•receipt of a taxable car allowance and no cost parking at a garage near Company offices;
•an executive physical;
•financial planning services;
•personal use of Company tickets or the Company box and related items at sporting or other events; and
•matching charitable contributions.
The Chair of the Compensation Committee has approved members of the executive leadership team entering into Aircraft Time Sharing Agreements with the Company that permit each of them to reimburse the Company for incremental cost of their personal use of the corporate aircraft. During 2023, Messrs. Zillmer, Ondrof and Bruno used the Company aircraft for personal use for themselves and in some cases family members and reimbursed the Company for a portion of the incremental cost of such use pursuant to the Aircraft Time Sharing Agreements. Messrs. Zillmer, Ondrof and Bruno also had family members accompany them on business trips on the Company aircraft at no incremental cost.

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MARKET BENCHMARKING
Our compensation program is structured to enable us to maintain our competitive position for key executive talent. To establish market competitive compensation practices for all NEOs, our Committee refers, in part, to peer group data.
Fiscal 2023 Compensation Peer Group
The Committee worked with its independent consultant, Meridian Compensation Partners LLC (“Meridian”), to develop the Compensation Peer Group in early fiscal 2020. The Committee, based on input from Meridian, reviewed the Compensation Peer Group for fiscal 2023 and concluded that it remained appropriate. Peers are size appropriate companies which focus on providing business services, have a logistics-centered business model, have a repeatable business model, and are consumer facing with large workforces.
The following table lists relevant comparative information for the 2023 Compensation Peer Group.

Company Name	Sales ($M)	Mkt Cap ($M)	Ent. Value ($M)	Assets ($M)	# of Employees
Aramark	18,854	9,980	17,860	16,871	262,550
Executive Compensation Peer Group (n = 18)
ABM Industries Incorporated	$8,015	$2,861	$4,288	$4,970	127,000
Carnival Corporation & plc	$20,036	$17,665	$48,459	$49,756	87,000
C.H. Robinson Worldwide, Inc.	$18,441	$10,988	$12,973	$5,318	16,240
Cintas Corporation	$8,992	$49,237	$51,939	$8,720	44,500
Darden Restaurants, Inc.	$10,772	$19,086	$24,785	$11,269	187,384
Dollar General Corporation	$38,807	$37,978	$55,526	$30,396	170,000
Dollar Tree, Inc.	$29,310	$30,991	$40,445	$23,428	136,287
Expeditors Int’l of Washington, Inc.	$10,464	$17,630	$16,053	$4,578	19,900
Kohl’s Corporation	$17,762	$2,595	$10,268	$14,794	97,000
Macy’s, Inc.	$24,359	$4,088	$9,524	$16,304	94,570
ManpowerGroup Inc.	$19,093	$3,850	$4,654	$8,589	30,900
MGM Resorts International	$15,334	$15,688	$44,060	$42,572	66,000
Performance Food Group Company	$53,574	$9,321	$14,054	$12,903	34,825
Republic Services, Inc.	$14,663	$46,105	$58,287	$30,043	40,000
Royal Caribbean Cruises Ltd.	$13,173	$22,870	$43,859	$32,769	102,450
US Foods Holding Corp.	$35,176	$9,870	$14,926	$13,272	29,000
XPO Logistics, Inc.	$7,635	$6,633	$9,557	$6,428	38,000
Yum! Brands, Inc.	$7,059	$37,410	$49,420	$6,071	36,000

Source: S&P CapitalIQ (as of September 29, 2023).
All financial data as of September 29, 2023. Revenue represents trailing 12 months; Market Cap and Enterprise Value reflect a 6-month average, and Assets reflect most recent reported quarter.
Aramark’s Revenue and Assets reflect actual results as of year-end September 29, 2023.
Aramark Relative to Peer Group
Aramark Percentile Rank	63%	36%	48%	65%	Highest
For fiscal 2024, in light of the Separation, the Committee approved removing Cintas, a uniforms company, from the 2024 Compensation Peer Group. The other 17 companies remained part of the 2024 Compensation Peer Group.
Survey Data
In evaluating the compensation of certain of our NEOs, the Committee also references survey data. In fiscal 2023, the Committee referred to peer group data and a subset of the Willis Towers Watson 2022 CDB General Industry Executive Compensation Survey that is size-adjusted through regression analysis based on our revenue, to perform a market check of the individual components of compensation and total compensation for Mr. Bruno and Mses. Harrington and Charpentier. We do not consider any specific company included in the survey to be a material factor in the review of the compensation of our NEOs. When making pay decisions the Committee generally targets a reasonable range around the market median of survey data but retains flexibility to position employees above or below median based on employee experience, skill-set, and performance.

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Performance Peer Group for Total Shareholder Return
In consultation with Meridian, the Committee approved amending the 2023 Performance Peer Group for the performance period following the Separation, to more closely reflect Aramark's business profile following the Separation. The same Performance Peer Group applies to the PSUs granted in 2024. The new Performance Peer Group consists of the following companies:

2023 and 2024 Performance Peer Group (Relative TSR Peer Group for Fiscal 2023—2025 and Fiscal 2024-2026 PSUs)
1. ABM Industries Incorporated	14. Cushman & Wakefield plc	27. Jones Lang LaSalle Incorporated	40. Robert Half International Inc.
2. AECOM	15. Darden Restaurants, Inc.	28. Live Nation Entertainment, Inc.	41. Royal Caribbean Cruises Ltd.
3. APi Group Corporation	16. Elior Group SA	29. ManpowerGroup Inc.	42. Sabre Corporation
4. ASGN Incorporated	17. Elis SA	30. Marcus & Millichap, Inc.	43. Sodexo S.A.
5. Bloomin' Brands, Inc.	18. EMCOR Group, Inc.	31. Marriott International, Inc.	44. SSP Group plc
6. Booking Holdings Inc.	19. Expedia Group, Inc.	32. Marriott Vacations Worldwide Corporation	45. Starbucks Corporation
7. Brinker International, Inc.	20. Forward Air Corporation	33. Newmark Group, Inc.	46. Sysco Corporation
8. Carnival Corporation & plc	21. GXO Logistics, Inc.	34. Norwegian Cruise Line Holdings Ltd.	47. The Cheesecake Factory Incorporated
9. CBRE Group, Inc.	22. Healthcare Services Group, Inc.	35. Paychex, Inc.	48. The Walt Disney Company
10. Choice Hotels International, Inc.	23. Hilton Grand Vacations Inc.	36. Performance Food Group Company	49. Travel + Leisure Co.
11. Clean Harbors, Inc.	24. Hilton Worldwide Holdings Inc.	37. Premier, Inc.	50. US Foods Holding Corp.
12. Compass Group PLC	25. Hyatt Hotels Corporation	38. Rentokil Initial plc	51. Wyndham Hotels & Resorts, Inc.
13. Cracker Barrel Old Country Store, Inc.	26. ISS A/S	39. Restaurant Brands International Inc.	52. Yum! Brands, Inc.
COMPENSATION GOVERNANCE POLICIES
Independence of the Compensation Consultant
The Committee’s independent compensation consultant is selected and retained by the Committee to advise on executive and director compensation and it is not intended that the consultant will do any other work for the Company. The independent compensation consultant is Meridian. The Committee considered Meridian’s independence and determined that the engagement of Meridian did not raise any conflict of interest or other issues that would adversely impact their independence, including using the six factors set forth in the SEC and New York Stock Exchange rules regarding compensation advisor conflict of interest and independence. Accordingly, the Committee determined Meridian to be independent and free from conflicts of interest. During fiscal 2023, Meridian did not provide other services to the Company outside of its relationship with the Committee.
Role of Independent Compensation Consultant
The Committee’s independent compensation consultant provides the Committee with general services related to executive and director compensation, and associated governance each year. These services include market intelligence, compensation trends, suggestions about compensation program design, general views on specific requests to the Committee from management regarding compensation program design or decisions, the review of the peer group, benchmarking executive pay relative to the peer group and the broader market for executive talent, and an analysis of the risk profile of the compensation system. In particular years, the services also have included thorough analyses of various compensation issues.
For fiscal 2023, Meridian:
•Evaluated competitiveness of executive compensation and benefit programs, including base salary, annual incentives, long-term incentives, perquisites, and severance provisions;
•Reviewed and helped to confirm the appropriateness of the Company’s peer group used for compensation benchmarking and the peer group used for assessing relative TSR for the PSUs;
•Provided the Committee with updates on executive compensation and benefits trends and information on the latest regulatory, legislative, proxy advisor, and other relevant developments;
•Reviewed and supported the Committee in preparing public filings related to compensation decisions;
•Supported the Committee in assessing risk in the Company’s incentive plans, including participation in meetings where the Committee evaluated presentations on compensation risk assessment;
•Assisted the Committee by providing market and governance advice in connection with its executive compensation decisions related to the Separation; and
•Addressed various other matters, as requested by the Committee.
A Meridian representative attended all of the Compensation Committee’s meetings during fiscal 2023.
Interaction of the Compensation Committee with Executive Officers and Others
CEO: The Committee regularly seeks input from the CEO on the performance of his direct reports including other NEOs and his views on how performance metrics and goals will motivate other executives and the workforce. The Committee also discusses with the CEO matters relating to the retention of key executives and employees and seeks his input on his performance results and his objectives.

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SVP and Chief Human Resources Officer and SVP, Total Rewards: The Compensation Committee regularly asks the SVP and CHRO and the SVP, Total Rewards to attend portions of the Committee’s meetings in order to discuss compensation design and award issues, allow them to review and respond to suggestions about compensation matters and ask for their input about compensation decisions.
Other Executive Officers: As necessary, the CFO attends Committee meetings to discuss and review financial metrics relating to our compensation programs. Additionally, the General Counsel or the Senior Vice President and Deputy General Counsel attends Committee meetings to advise about legal requirements and provide regulatory updates.
In administering the annual cash and long term equity incentive plans of the Company, the Committee approves cash and equity awards to executives and/or recommends such approval by a subcommittee of the Committee, as appropriate, for purposes of obtaining certain exemptions under Rule 16b-3 of the Exchange Act. References in this proxy statement to actions taken by the Committee may, in certain circumstances, refer to actions formally taken by a subcommittee of the Committee in conjunction with additional corresponding actions taken by the full Committee.
Long Term Incentive Grant Procedures
Timing of Awards: The Committee generally makes annual awards of equity incentives at its meeting held early in each fiscal year, typically in November. The Committee may make limited grants of long term incentives on other dates in connection with a promotion or to compensate newly hired executives for equity or other benefits forfeited upon termination of previous employment or to otherwise induce them to join our Company.
Grant Date and Exercise Price: The grant date of awards of equity incentives to executives may be the date of Committee approval or, if specified in the approval, a later date, including a date of subcommittee approval if designated by the Compensation Committee. The exercise price of option grants may not be lower than the closing market price of our common stock on the date of grant.
RISK MITIGATION POLICIES
Stock Ownership Guidelines
The Committee adopted the following stock ownership guidelines to align the interests of each NEO with those of shareholders.

Executive	Job Title	Stock Ownership Guideline(1)
Mr. Zillmer	CEO	6x annual base salary
Mr. Ondrof	EVP, CFO	3x annual base salary
Mr. Bruno	COO, US Food & Facilities	3x annual base salary
Ms. Harrington	SVP, General Counsel	3x annual base salary
Ms. Charpentier	SVP, CHRO	3x annual base salary
(1)Prior to attainment, absolute value is determined annually based on the then-current salary and the prior fiscal year’s average of month-end stock closing prices.

For purposes of determining compliance with the guidelines, shares included are limited to those that are (1) directly or indirectly beneficially owned (held indirectly, such as through family trusts or by immediate family members) or (2) unvested restricted stock units. Therefore, unexercised vested and unvested stock options and unearned or unvested PSUs are not considered when determining compliance with the guidelines.
These guidelines require that the specified amount be attained by the fifth anniversary of the date the named executive officer became subject to their current ownership guideline. If an NEO has not attained the guideline amount by such date, one half of all shares delivered upon vesting of awards held by such NEO (net of withholding for tax obligations) must be retained until the guideline amount has been attained.
All of our NEOs have met or are on track to meet or exceed their ownership guideline by their target ownership date.
Prohibitions on Hedging and Restrictions on Pledging
The Company’s Securities Trading Policy restricts pledging and prohibits our directors, officers and employees from engaging in hedging, speculative or other transactions that hedge or offset any decrease in the market value of Aramark stock (including swaps, forwards, options, futures, collars, exchange funds, and other derivative transactions or arrangements). None of our directors or named executive officers or other executive officers has currently pledged Aramark stock.
Clawback Policy
The Company has a robust incentive compensation recoupment, or “clawback” policy. This policy provides that
(i)if an individual was overpaid incentive compensation (annual incentive and performance-based long-term incentives) as a result of reported financial or operating results that were misstated and that such person engaged in misconduct that contributed to a misstatement, the Company may seek to recover the amount of any overpayment or cancel such excess incentive compensation.
(ii)the Company can recover incentive compensation if an executive commits a material violation of law that results in significant economic or reputational damage to the Company.

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Early in fiscal 2024, the Committee approved a separate Incentive Compensation Clawback Policy pursuant to, and consistent with, Rule 303A.14 of the New York Stock Exchange which applies to current and certain former Section 16 officers.
Compensation Risk Disclosure
As part of its responsibility to set appropriate executive compensation, the Committee annually considers balance in the compensation program and its impact on Aramark’s risk management profile.
Specifically, in fiscal 2023, the Committee considered whether the mix of performance-based pay, the performance metrics and the degree of difficulty of the performance goals was sufficient to encourage management to strive for strong performance without encouraging risk taking beyond established risk parameters. The Committee also considered the input of its independent compensation consultant, Meridian, regarding the risk profile of the compensation program as well as various factors that would mitigate risks associated with Aramark’s compensation program. These factors include: an effective balance between the cash and equity mix and short and long-term focus; annual awards of long term incentives with overlapping vesting periods, the use of multiple performance metrics; substantial stock ownership guidelines; a clawback policy; an anti-hedging policy; and independent committee oversight of the compensation programs.
After discussing all such matters, the Compensation Committee determined that in relation to fiscal 2023, Aramark’s compensation program is appropriately structured and does not motivate individuals or groups to take risks that are reasonably likely to have a material adverse effect on the Company.
Impact of Regulatory Requirements on Executive Compensation
Sections 280G and 4999. Sections 280G and 4999 of the Internal Revenue Code (the “Code”) limit our ability to take a tax deduction for certain “excess parachute payments” (as defined in the Code) and impose excise taxes on each executive that receives “excess parachute payments” in connection with his or her severance and other payments from us that are contingent on or in connection with a change of control.

The Compensation Committee considered the adverse tax liabilities imposed by Sections 280G and 4999 of the Code, as well as other competitive factors, when it structured certain post-termination compensation payable to our named executive officers. The potential adverse tax consequences to us and/or the executive, however, are not necessarily determinative factors in such decisions. No gross-up payment provisions were included in the employment agreements entered into with Messrs. Zillmer, Ondrof, and Bruno and Mses. Harrington and Charpentier.
Section 162(m). Section 162(m) of the Code (“Section 162(m)”) generally disallows a tax deduction to a public corporation for compensation over $1,000,000 paid in any fiscal year to a company’s chief executive officer or other named executive officers (excluding the company’s principal financial officer, in the case of tax years commencing before 2018). However, in the case of tax years commencing before 2018, the statute exempted qualifying performance-based compensation from the deduction limit if certain requirements were met. Section 162(m) was amended in December 2017 by the Tax Cuts and Jobs Act to eliminate the exemption for performance-based compensation (other than with respect to payments made pursuant to certain “grandfathered” arrangements entered into prior to November 2, 2017) and to expand the group of current and former executive officers who may be covered by the deduction limit under Section 162(m). While Aramark’s shareholder approved incentive plans were previously structured to provide that certain awards could be made in a manner intended to qualify for the performance-based compensation exemption, that exemption will no longer be available for the current and future tax years (other than with respect to certain “grandfathered” arrangements as noted above).
Compensation Committee Interlocks and Insider Participation
From August 25, 2019, the date Eric Foss stepped down as Chairman, President & CEO through October 6, 2019, the date of Mr. Zillmer’s appointment as Chief Executive Officer, Mr. Sadove, a member of our Compensation Committee, served as a member of the Office of the Chairman, with Mr. Sadove effectively serving as the Company’s Principal Executive Officer during that time.

45

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Annual Report on Form 10-K and in this Proxy Statement relating to our 2024 Annual Meeting of Shareholders. Submitted by the Compensation Committee of the Board:
Susan M. Cameron, Chair
Greg Creed
Patricia E. Lopez
Stephen I. Sadove

46

COMPENSATION TABLES

2023 Summary Compensation Table
The following tables, narrative and footnotes discuss the compensation of our Chief Executive Officer, our Chief Financial Officer, the three other most highly compensated executive officers serving at the end of fiscal 2023, who are referred to as named executive officers or NEOs.

Name and Principal position	Year	Salary(1) ($)	Bonus ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non- Equity Incentive Plan Compen-sation(4) ($)	Change in Pension value And Non- Qualified Deferred Compensation Earnings(5) ($)	All Other Compen- sation(6) ($)	Total ($)
John J. Zillmer Chief Executive Officer	2023	1,300,000		7,652,182	2,849,251	890,117		39,282	12,730,832
	2022	1,300,000	—	6,650,055	2,850,008	2,486,757	—	38,008	13,324,828
	2021	1,293,750	—	—	340,279	3,396,484	—	21,206	5,051,719
Thomas Ondrof EVP & Chief Financial Officer	2023	825,579	—	1,611,056	599,845	326,702	—	28,563	3,391,745
	2022	800,010	—	1,400,108	600,004	874,464	—	30,044	3,704,630
	2021	796,163	—	—	—	1,194,368	—	31,994	2,022,525
Marc Bruno SVP & Chief Operating Officer	2023	676,921	—	1,490,193	554,863	175,983	13,817	51,044	2,962,821
	2022	646,917	—	1,295,016	555,011	599,280	9,189	81,870	3,187,283
	2021	621,994	—	—	—	914,200	8,075	40,420	1,584,689
Lauren Harrington SVP, General Counsel	2023	621,923	—	1,208,314	449,888	209,520	4,900	28,380	2,522,925
	2022	573,072	—	1,050,081	450,006	557,470	3,090	33,531	2,667,250
	2021	497,587	—	—	—	634,508	2,588	29,231	1,163,914
Abigail Charpentier SVP, Chief Human Resource Officer	2023	498,079	—	1,202,177	449,921	140,953	2,027	21,876	2,315,033
(1)Mr. Bruno and Ms. Harrington deferred portions of their salaries under the 2007 Savings Incentive Retirement Plan in fiscal 2021, 2022, and 2023. Ms. Charpentier deferred portions of her salary under the 2007 Savings Incentive Retirement Plan in 2023. These amounts are reflected in this column, and, for fiscal 2023, are reflected in the Non-Qualified Deferred Compensation Table.
(2)No restricted stock units or performance stock units were granted in fiscal 2021 because the Committee expedited the fiscal 2021 equity grants from November 2020 to September 2020, the last month of fiscal 2020. Includes the aggregate grant date fair value of restricted stock units and performance stock units granted in the respective fiscal year computed in accordance with FASB ASC Topic 718. For additional information on the valuation assumptions, refer to Note 12 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ending September 29, 2023. For previously granted PSUs, the grant date fair value reported is based upon the probable outcome of performance at the grant date. The grant date fair value of performance awards with market-based conditions like relative total shareholder return is determined based on a Monte Carlo simulation.

	Fiscal 2022 Grants		Fiscal 2023 Grants
	Probable Outcome ($)	Highest Level of Performance ($)	Probable Outcome ($)	Highest Level of Performance ($)
John J. Zillmer	$4,750,035	$8,170,067	$5,752,146	$11,504,292
Thomas Ondrof	$1,000,073	$1,720,133	$1,211,017	$2,422,033
Marc Bruno	$925,009	$1,591,019	$1,120,170	$2,240,339
Lauren Harrington	$750,055	$1,290,100	$908,275	$1,816,549
Abigail Charpentier	$—	$—	$822,132	$1,644,263
(3)Includes the aggregate grant date fair value of stock options computed in accordance with FASB ASC Topic 718. The Committee expedited the fiscal 2021 equity grants from November 2020 to September 2020, the last month of fiscal 2020. Therefore, this column for fiscal 2021 only includes an equity grant to John Zillmer for a premium-priced stock option grant. For additional information on the valuation assumptions, refer to Note 12 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ending September 29, 2023.
(4)Represents fiscal year 2021, 2022 and 2023 payments made under the Management Incentive Bonus Plan.
(5)Includes amounts earned on deferred compensation in excess of 120% of the applicable federal rate, based upon the above-market return at the time the rate basis was set.
(6)The following are included in this column for 2023:
a)The aggregate incremental cost to us of the following perquisites: car allowance ($13,200 for each NEO), premium payments for disability insurance for all NEOs other than Ms. Charpentier, financial planning for Mr. Bruno and Mses. Harrington and Charpentier. Pursuant to Aircraft Time Sharing Agreements entered into with members of the executive leadership team, executives reimburse the Company for a portion of the aggregate incremental cost to the Company attributable to each of their personal use of the Company aircraft. The calculation of incremental cost for personal use of Company aircraft includes the variable costs incurred as a result of their personal flight activity, including charges for aircraft fuel, landing fees, and any travel expenses for the flight crew. The variable costs for the Company’s fractional ownership share include the regular hourly charge, the fuel variable charge, international flat fees and other fees. The members of the executive leadership team are not reimbursed by the Company for any personal income taxes associated with their personal use of the Company aircraft or the Company fractional ownership share. Personal guests of Messrs. Zillmer, Ondrof and Bruno accompanied them on certain business flights which resulted in zero incremental cost to the Company.
b)Premium payments for term life insurance of $1,176 for each NEO
c)Amounts that constitute the Company match to the Savings Incentive Retirement Plan for fiscal 2023 of $10,250 for each of Mr. Bruno and Ms. Harrington.
d)Matching contributions to a college or other non-profit for fiscal 2023 of $15,000 for Mr. Bruno and $5,000 for Mr. Ondrof.

47

e)Cost of the personal use of Company-owned tickets or the Company-owned suite at sports stadiums and arenas for fiscal 2023 of $19,452 for Mr. Zillmer and $3,895 for Mr. Ondrof.

Grants of Plan-Based Awards for Fiscal Year 2023
The following table provides information about equity and non-equity awards granted to our named executive officers in fiscal 2023. The following numbers do not reflect the adjustment to the awards following the Separation.

Name	Type(1)	Grant Date	Committee Meeting Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards (2)			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards(3)
				Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum
Zillmer	ACI			568,750	2,275,000	4,550,000
	NQSOs (4)	11/17/2022	11/7/2022								167,603	$40.29	$2,849,251
	PSUs (5)	11/17/2022	11/7/2022				58,948	117,896	235,792				$5,752,146
	RSUs (6)	11/17/2022	11/7/2022							47,159			$1,900,036
Ondrof	ACI			208,750	835,000	1,670,000
	NQSOs (4)	11/17/2022	11/7/2022								35,285	$40.29	$599,845
	PSUs (5)	11/17/2022	11/7/2022				12,411	24,821	49,642				$1,211,017
	RSUs (6)	11/17/2022	11/7/2022							9,929			$400,039
Bruno	ACI			171,250	685,000	1,370,000
	NQSOs (4)	11/17/2022	11/7/2022								32,639	$40.29	$554,863
	PSUs (5)	11/17/2022	11/7/2022				11,480	22,959	45,918				$1,120,170
	RSUs (6)	11/17/2022	11/7/2022							9,184			$370,023
Harrington	ACI			133,875	535,500	1,071,000
	NQSOs (4)	11/17/2022	11/7/2022								26,464	$40.29	$449,888
	PSUs (5)	11/17/2022	11/7/2022				9,308	18,616	37,232				$908,275
	RSUs (6)	11/17/2022	11/7/2022							7,447			$300,040
Charpentier	ACI			97,299	389,197	778,394
	NQSOs (4)	11/17/2022	11/7/2022								7,057	$40.29	$119,969
	NQSOs (4)	1/6/2023	12/2/2022								17,768	$43.95	$329,952
	PSUs (5)	11/17/2022	11/7/2022				1,490	2,979	5,958				$145,345
	PSUs (5)	1/6/2023	12/2/2022				6,258	12,515	25,030				$676,786
	RSUs (6)	11/17/2022	11/7/2022							3,972			$160,032
	RSUs (6)	1/6/2023	12/2/2022							5,006			$220,014
(1)ACI = Annual Cash Incentive; NQSO = Non-Qualified Stock Option, PSU = Performance Stock Unit, RSU = Restricted Stock Unit
(2)The amounts represent the threshold, target, and maximum payouts under the Management Incentive Bonus Plan for the 2023 performance period.
(3)This column shows the full grant date fair value of non-qualified stock options, performance stock units and restricted stock units granted to our named executive officers in fiscal 2023 under FASB ASC Topic 718. The grant date fair value for performance stock units granted in fiscal 2023 assumes achievement of the target amount. For additional information on the valuation assumptions, refer to Note 12 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended September 29, 2023. These amounts do not correspond to the actual value that will be received by the named executive officers.
(4)These stock options were granted under the 2013 Stock Plan, vest 25% annually over four years and have a ten-year term, subject to grantee’s continued employment.
(5)These performance stock units were granted under the 2013 Stock Plan and vest at the end of fiscal 2026, provided that the performance targets, based on Adjusted Revenue Growth, Cumulative Earnings per Share, Return on Invested Capital,and Relative TSR, are met for the three-year period ending October 3, 2025.
(6)These restricted stock units were granted under the 2013 Stock Plan and vest annually 25% per year over four years, subject to the grantee’s continued employment.

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Outstanding Equity Awards at 2023 Fiscal Year-End
The following table provides information with respect to outstanding equity awards held by our NEOs at 2023 fiscal year-end. The following numbers do not reflect the adjustment to the awards following the Separation.

Name	Type	Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options Exercisable(1) (#)	Number of Securities Underlying Unexercised Options Unexercisable(2) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Unites of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights That Have Not Vested ($)
Zillmer	NQSOs	225,237	75,080		$42.43	11/21/2029
	NQSOs	531,320	—		$28.30	9/4/2030
	NQSOs	44,150	88,301		$35.00	9/4/2030
	NQSOs	57,372	114,746		$45.00	9/4/2030
	NQSOs	90,580	181,160		$65.00	9/4/2030
	NQSOs	72,780	145,561		$55.00	9/4/2030
	NQSOs	113,934	227,870		$85.00	9/4/2030
	NQSOs	110,742	221,484		$75.00	9/4/2030
	NQSOs	19,934	39,869(5)		$85.00	1/7/2031
	NQSOs	71,536	143,073		$36.89	11/18/2031
	NQSOs	—	167,603		$40.29	11/17/2032
	PSUs(3)								128,613	$4,462,862
	RSUs(4)						94,615	$3,283,146
Ondrof	NQSOs	45,891	15,297		$43.57	1/7/2030
	NQSOs	111,857	—		$28.30	9/4/2030
	NQSOs	14,717	29,434		$35.00	9/4/2030
	NQSOs	19,124	38,249		$45.00	9/4/2030
	NQSOs	24,260	48,521		$55.00	9/4/2030
	NQSOs	30,193	60,387		$65.00	9/4/2030
	NQSOs	44,623	89,246		$85.00	9/4/2030
	NQSOs	36,914	73,828		$75.00	9/4/2030
	NQSOs	15,060	30,121		$36.89	11/18/2031
	NQSOs	—	35,285		$40.29	11/17/2032
	PSUs(3)								27,078	$939,599
	RSUs(4)						19,851	$688,846
Bruno	NQSOs	12,327	—		$23.92	12/20/2023
	NQSOs	13,176	—		$27.05	5/12/2024
	NQSOs	48,251	—		$28.66	11/19/2024
	NQSOs	35,903	—		$32.65	11/20/2025
	NQSOs	56,738	—		$34.08	11/18/2026
	NQSOs	41,143	—		$40.74	11/16/2027
	NQSOs	53,828	—		$36.74	11/15/2028
	NQSOs	35,564	11,855		$42.43	11/21/2029
	NQSOs	5,946	1,983		$42.24	12/4/2029
	NQSOs	97,875	—		$28.30	9/4/2030
	NQSOs	14,717	29,434		$35.00	9/4/2030
	NQSOs	19,124	38,249		$45.00	9/4/2030
	NQSOs	24,260	48,521		$55.00	9/4/2030
	NQSOs	30,193	60,387		$65.00	9/4/2030
	NQSOs	44,623	89,246		$85.00	9/4/2030
	NQSOs	36,914	73,828		$75.00	9/4/2030
	NQSOs	13,931	27,862		$36.89	11/18/2031
	NQSOs	—	32,639		$40.29	11/17/2032
	PSUs(3)								25,046	$869,091
	RSUs(4)						18,307	$635,237

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Name	Type	Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options Exercisable(1) (#)	Number of Securities Underlying Unexercised Options Unexercisable(2) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Unites of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights That Have Not Vested ($)
Harrington	NQSOs	3,082	—		$23.92	12/20/2023
	NQSOs	9,651	—		$28.66	11/19/2024
	NQSOs	5,703	—		$32.65	11/20/2025
	NQSOs	6,383	—		$34.08	11/18/2026
	NQSOs	6,858	—		$40.74	11/16/2027
	NQSOs	4,845	—		$36.74	11/15/2028
	NQSOs	23,511	—		$30.59	3/4/2029
	NQSOs	20,520	—		$37.66	8/8/2029
	NQSOs	35,564	11,855		$42.43	11/21/2029
	NQSOs	83,893	—		$28.30	9/4/2030
	NQSOs	11,037	22,076		$35.00	9/4/2030
	NQSOs	18,195	36,391		$55.00	9/4/2030
	NQSOs	22,645	45,290		$65.00	9/4/2030
	NQSOs	14,343	28,687		$45.00	9/4/2030
	NQSOs	33,467	66,935		$85.00	9/4/2030
	NQSOs	27,685	55,372		$75.00	9/4/2030
	NQSOs	11,295	22,591		$36.89	11/18/2031
	NQSOs	—	26,464		$40.29	11/17/2032
	PSUs(3)								20,308	$704,703
	RSUs(4)						14,943	$518,526
Charpentier	NQSOs	10,779	5,390		$35.24	9/1/2031
	NQSOs	3,012	6,025		$36.89	11/18/2031
	NQSOs	—	7,057		$40.29	11/17/2032
	NQSOs	—	17,768		$43.95	1/6/2033
	PSUs(3)								8,947	$310,462
	RSUs(4)						13,965	$484,596
(1)The amounts in this column are time vesting options that have vested, generally based on the vesting schedules described below in footnote 2.
(2)These are options subject to time vesting and vest 25% at the end of each of the first four years from the date of grant, other than fiscal 2021 annual equity grant, with an exercise price of $28.30 (made in September 2020), which vests 33% at the end of each of the first three years; and premium priced option grants, with exercise prices ranging from $35—$85, which vest 33% after three years, 33% after four years, and 33% after five years) and the fiscal 2022 annual equity grant, with an exercise price of $36.89 (made in November 2021) which vests 33% at the end of each of the first three years from the date of grant, provided that the NEO is still employed, with certain exceptions (disability, retirement or death). See “Potential Post-Employment Benefits”. All options were granted on the date that is ten years prior to the listed expiration date.
(3)For Messrs. Zillmer, Ondrof, and Bruno and Ms. Harrington, the PSUs granted in fiscal 2022 are subject to three-year cumulative Adjusted Revenue Growth (ARG) weighted 30% and Adjusted Operating Income Growth (AOIG) weighted 30%, both modified by Relative TSR. The awards vest between 37.5% and 250% of target amount based on actual performance during the performance periods, assuming the threshold performance requirement is met. The remaining 40% of the performance stock units are subject to three-year Average Return on Invested Capital (ROIC) which vests between 80% and 120% of target amount based on actual performance during the performance period, assuming threshold performance is met. The Performance Stock Units granted to Ms. Charpentier in fiscal 2022 are subject to three-year cumulative Adjusted Revenue Growth (ARG) weighted 50% and Adjusted Operating Income Growth (AOIG) weighted 50%, both modified by Relative TSR. The awards vest between 37.5% and 250% of target amount based on actual performance during the performance periods, assuming the threshold performance requirement is met. As previously discussed in the "Compensation Decisions Related to the Separation" section of the CD&A, the PSUs granted in fiscal 2022 were divided into two separate performance periods. The first performance period ending on September 29, 2023 resulted in a 117.7% (of target) attainment for 67% of the original target grant value for Messrs. Zillmer, Ondrof, and Bruno and Ms. Harrington and 132.1% (of target) attainment for 67% of the original target grant value for Ms. Charpentier. All PSUs granted in fiscal 2022 will vest at the end of fiscal 2024, provided that the named executive officer is still employed on such date with certain exceptions (disability, retirement or death). See “Potential Post-Employment Benefits".

Performance Stock Units granted in fiscal 2023 to all NEOs are subject to three-year cumulative Adjusted Revenue Growth (ARG), Earnings Per Share (EPS) and Return on Invested Capital (ROIC) each weighted 20%, and 3-year Relative TSR weighted 40%. The awards vest between 50% and 200% of target amount based on actual performance during the performance periods, assuming the threshold performance requirement is met. All PSUs granted in fiscal 2023 will vest at the end of fiscal 2026, provided that the named executive officer is still employed on such dates with certain exceptions (disability, retirement or death). See “Potential Post-Employment Benefits”. Performance stock units accrue dividend equivalent units that are delivered only upon vesting of the underlying shares and such dividend equivalent units are included in the table. In all cases, outstanding awards are reflected at threshold payout levels. Additional details are set forth below:

50

Name	Award Date	Number of Unearned Shares or Units at Target (#)	Number of Unearned Shares or Units at Maximum (#)	Performance Condition	Performance Period End Date	Vest Date
Zillmer	11/18/2021	124,217	241,980	ROIC, ARG, AOIG, rTSR	9/27/2024	9/27/2024
	11/17/2022	119,233	238,467	ARG, EPS, ROIC, TSR	10/3/2025	10/2/2026
Ondrof	11/18/2021	26,153	50,946	ROIC, ARG, AOIG, rTSR	9/27/2024	9/27/2024
	11/17/2022	25,103	50,205	ARG, EPS, ROIC, rTSR	10/3/2025	10/2/2026
Bruno	11/18/2021	24,190	47,122	ROIC, ARG, AOIG, rTSR	9/27/2024	9/27/2024
	11/17/2022	23,219	46,439	ARG, EPS, ROIC, rTSR	10/3/2025	10/2/2026
Harrington	11/18/2021	19,614	38,210	ROIC, ARG, AOIG, rTSR	9/27/2024	9/27/2024
	11/17/2022	18,827	37,654	ARG, EPS, ROIC, rTSR	10/3/2025	10/2/2026
Charpentier	11/18/2021	3,011	7,526	ARG, AOIG, rTSR	9/27/2024	9/27/2024
	11/17/2022	3,013	6,026	ARG, EPS, ROIC, rTSR	10/3/2025	10/2/2026
	1/6/2023	12,623	25,247	ARG, EPS, ROIC, rTSR	10/3/2025	10/2/2026
(4)These Restricted Stock Units are subject to time vesting and vest 25% at the end of each of the first four years from the date of grant, other than the November 18, 2021 annual equity grant, which vests 33% at the end of each of the first three years, in each case, provided that the NEO is still employed by us on such dates, with certain exceptions (disability, retirement, retirement with notice or death). See “Potential Post-Employment Benefits”. The number of restricted stock units listed includes dividend equivalents accrued with respect to such award:

Name	Award Date	Number of Shares or Units of Stock That Have Not Vested (#)	Name	Award Date	Number of Shares or Units of Stock That Have Not Vested (#)
Zillmer	11/21/2019	11,760	Harrington	11/21/2019	1,859
	11/18/2021	35,161		11/18/2021	5,553
	11/17/2022	47,694		11/17/2022	7,531
Ondrof	1/7/2020	2,406	Charpentier	9/1/2021	1,937
	11/18/2021	7,404		11/18/2021	2,961
	11/17/2022	10,042		11/17/2022	4,017
Bruno	11/21/2019	1,859		1/6/2023	5,049
	12/4/2019	311
	11/18/2021	6,848
	11/17/2022	9,288
(5)Subsequent to the 2020 fiscal year end, Mr. Zillmer agreed to forfeit 59,803 options because the total number of options granted to him on September 4, 2020 (fiscal 2020) inadvertently exceeded the annual limit of 2,000,000 options granted to an individual under the 2013 Stock Plan. These stock options are premium priced options, granted at an exercise price that exceeded the market value of the common stock on the date of grant, intended to motivate superior performance over the long term. The amount Mr. Zillmer agreed to forfeit was granted in calendar year and fiscal 2021.

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Option Exercises and Stock Vested Table for Fiscal Year 2023
The following table sets forth information with respect to the named executive officers concerning the exercise of options and the vesting of restricted stock units, and performance stock units in fiscal 2023.

Name	Option Awards		Stock Awards
	Number Of Shares Acquired On Exercise (#)	Value Realized On Exercise ($)(1)	Number Of Shares Acquired On Vesting(2)(3) (#)	Value Realized On Vesting(1) ($)
Zillmer	—	$—	87,009	$3,387,978
Ondrof	—	$—	18,247	$718,263
Bruno	—	$—	18,361	$715,477
Harrington	9,452	$248,262	15,491	$601,284
Charpentier	—	$—	3,402	$131,039
(1)Value realized on exercise and vesting is calculated based upon the closing price of our common stock on the NYSE at the date of exercise or vesting, as applicable.
(2)This column includes restricted stock units that have vested during the fiscal year. For restricted stock units the number of shares acquired on vesting includes dividend equivalents.
(3)For each named executive officer, shares actually delivered upon vesting of restricted stock units were net of amounts withheld related to taxes.
Pension Benefits for Fiscal 2023
No named executive officer participated in a pension benefit plan during fiscal 2023.
Non-Qualified Deferred Compensation for Fiscal Year 2023
Our named executive officers are eligible to participate in a deferred compensation plan; the Second Amended and Restated Aramark Savings Incentive Retirement Plan, which is discussed in further detail below.

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(2) ($)	Aggregate Earnings in Last FY(3) ($)	Aggregate Withdrawals/ Distributions ($)(4)	Aggregate Balance At Last FYE(3)(5) ($)
Zillmer
2007 SIRP	—	—	—	—	—
Ondrof
2007 SIRP	—	—	—	—	—
Bruno
2007 SIRP	48,896	10,250	84,088	—	1,607,314
Harrington
2007 SIRP	37,315	10,250	29,819	—	586,826
Charpentier
2007 SIRP	100,000	—	12,333	(496,180)	368,132
(1)All amounts in this column were deferred under the 2007 Savings Incentive Retirement Plan during fiscal 2023; such amounts are included in the named executive officer’s salary amount in the Summary Compensation Table.
(2)These amounts constitute the Company matching contributions to the 2007 Savings Incentive Retirement Plan for fiscal 2023, which were made in November 2023. These amounts are reported in the “All Other Compensation” column of the Summary Compensation Table.
(3)To the extent that participants’ earnings on their account balances for the 2007 Savings Incentive Retirement Plan exceeded 120% of the applicable federal rate, those excess earnings were reported in the Change in Pension Value and Non-Qualified Deferred Compensation Earnings column of the Summary Compensation Table as follows: for Mr. Bruno, $13,817, for Ms. Harrington, $4,900 and for Ms. Charpentier, $2,027.
(4)The amount listed for Ms. Charpentier represents payments related to Ms. Charpentier's aggregate contributions and earnings under the Company's Savings Incentive and Retirement Plan for her prior service with the Company from 1995 until 2018. At the time of her separation in 2018, she had elected to receive her 2007 Savings Incentive Retirement Plan balance in installments.
(5)The Aggregate Balance at Fiscal Year End includes amounts that were reported in the Summary Compensation Table for the last three fiscal years for Mr. Bruno, $211,240, for Ms. Harrington, $141,822, and for the last fiscal year for Ms. Charpentier, $102,027.

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The Second Amended and Restated Aramark Savings Incentive Retirement Plan enables our named executive officers to defer up to 25% of their base salaries, which become our unfunded deferral obligations. We credit the deferral amounts with interest at the Moody’s Long Term Corporate Baa Bond Index rate for October of the previous year, which was 6.26% beginning January 1, 2023. From October 1, 2022 until December 31, 2022, we credited amounts deferred with an interest rate equal to 3.35%. Employees who participate in the Savings Incentive Retirement Plan are eligible to receive a Company matching contribution equal to 25-75% of the first 6% of their salary deferred up to the Internal Revenue Code maximum deferral limit ($22,500 for fiscal 2023). This match is intended to replicate what the employee would have received if he or she had been able to participate in our 401(k) plans. For fiscal 2023, the Company matching contribution was 50%. Participants in the Savings Incentive Retirement Plan may only make account withdrawals if there occurs an unforeseeable emergency as defined in the plan and the withdrawal is approved by the plan administrative committee. Company match amounts are not available for a hardship withdrawal. The Savings Incentive Retirement Plan is settled in cash following termination of employment and in compliance with certain requirements of Section 409A of the Internal Revenue Code.
The interest rate for both the Savings Incentive Retirement Plan and the Deferred Compensation Plan will be adjusted on January 1, 2024, based on the Moody’s Long Term Corporate Baa Bond Index rate for October 2023 which is 6.63%.
Potential Post-Employment Benefits
Our named executive officers may be eligible to receive benefits in the event their employment is terminated (1) upon their retirement, disability or death, (2) by Aramark without cause (or by the executive in certain cases of “good reason”), or (3) in certain circumstances following a change of control. The amount of benefits will vary based on the reason for the termination.
The following sections present a discussion and calculations, as of September 29, 2023, of the estimated benefits the named executive officers would receive in these situations. Although the calculations are intended to provide reasonable estimates of the potential benefits, they are based on numerous assumptions discussed in the footnotes to the table and may not represent the actual amount an executive would receive if an eligible termination event were to occur.
Each of our NEOs has entered into an agreement relating to employment and post-employment competition, which we refer to herein as an employment agreement. On July 16, 2020, Aramark entered into amended and restated employment agreements with Messrs. Zillmer, Ondrof, and Bruno and Ms. Harrington to promote general consistency in post-employment terms and conditions. On December 3, 2022, Aramark entered into an employment agreement with Ms. Charpentier upon her appointment as SVP, Chief Human Resource Officer, which contains generally consistent post-employment terms and conditions as the agreement in place with the other NEOs. In addition to the amounts disclosed in the following sections, each of our NEOs would retain the amounts which he or she has earned or accrued over the course of his or her employment prior to the termination event, such as the executive’s balances under our deferred compensation plans and previously vested equity awards. For further information about previously earned and accrued amounts, see “Summary Compensation Table,” “Outstanding Equity Awards at 2023 Fiscal Year-End” and “Non-Qualified Deferred Compensation for Fiscal Year 2023.”
Termination without Cause / Resignation for Good Reason in the Absence of a Change of Control
If we terminate the NEO without cause (or Mr. Zillmer terminates employment for Good Reason), he or she will receive:
•severance payments equal to his or her monthly base salary and target annual incentive for 18 months (24 months in the case of Mr. Zillmer) made in the course of our normal payroll cycle;
•pro rata bonus provided for the year of the termination at time of the regular payment based on actual performance outcomes;
•participation in our basic medical and life insurance programs (basic medical, dental, and vision for Mr. Ondrof) during the period over which he or she receives severance payments, with the employee’s share of premiums deducted from the severance payments (provided until the age of 65 for Mr. Ondrof);
•continuation of his or her monthly car allowance payments during the severance period;
•reimbursement for professional outplacement services incurred during the applicable severance pay period, in an amount not to exceed 10% of the executive’s salary at the time of the termination (not provided to Mr. Zillmer); and
•all of his or her vested stock options, with 90 days following termination of employment to exercise, with all other unvested equity awards automatically canceled.

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Termination without Cause / Resignation for Good Reason in Relation to a Change of Control
Our NEO employment agreements contain a “double trigger” change of control termination provision. If employment is terminated by us without cause during the two-year period following a change of control (or his or her employment is terminated prior to such change of control either at the request of a party to the change of control transaction or otherwise in connection with or in anticipation of such change of control which subsequently occurs) or if he or she resigns with Good Reason (as defined in his or her employment agreement and described below), following a change of control, he or she would receive:
•cash severance benefits based on a multiple of two times his or her base salary and two times his or her target bonus (two and one-half times in the case of Mr. Zillmer) payable over a two-year period according to our payroll cycle (as a lump sum for Mr. Zillmer);
•a lump sum payment equal to the portion of his or her target bonus attributable to the portion of the fiscal year served prior to termination, plus any earned but unpaid amounts;
•continued medical, life and disability insurance at our expense (except for Mr. Ondrof who is eligible for continued medical, dental, and vision and responsible for paying the employee cost of his benefit continuation) for a two-year period following termination (two and one-half years in the case of Mr. Zillmer and until the age of 65 in the case of Mr. Ondrof);
•outplacement counseling in an amount not to exceed 10% of base salary (not provided to Mr. Zillmer);
•continued payment of his or her monthly car allowance payments, if provided at the time of termination, for a period of 24 months (30 months in the case of Mr. Zillmer); and
•accelerated vesting of outstanding equity-based awards (as described below under “Change of Control Vesting of Equity Awards”) or retirement plan benefits as is specified under the terms of the applicable plans.
Termination for Cause / Resignation without Good Reason
Upon termination for cause or resignation without good reason, Aramark NEOs are not entitled to any severance benefits under their respective employment agreements and all vested stock options (on termination for cause) and unvested equity awards held by them would be immediately canceled. Termination for cause means termination of employment due to conviction or plea of guilty or nolo contendere to a felony, intentional fraud or dishonesty with regard to us that causes us demonstrable harm, willful and continuous failure to perform his or her lawfully assigned duties that are consistent with his or her position, willful violation of our Business Conduct Policy that causes material harm to us or our business reputation or intentionally working against our best interests, in each case after notice and failure to cure the conduct within 10 business days.
Retirement, Death or Disability
Named executive officers do not receive any special severance benefits upon retirement, death or disability, other than those under the life insurance policies, as applicable, in the case of death. Additionally, Mr. Ondrof is eligible for continuation of basic group medical, dental, and vision coverage through the age of 65 if he resigns for any reason.
Equity Treatment for the CEO: With regard to equity awards, upon death or retirement with notice (for which Mr. Zillmer is not eligible unless he remains employed at the Company until October 7, 2024, and provides the Company at least six months of written notice of his intent to retire), Mr. Zillmer will be eligible to vest in all outstanding equity awards according to their pre-established vesting terms and performance conditions. In such event of retirement with notice, stock options would remain exercisable for their full remaining contractual terms.
Upon disability, Mr. Zillmer is eligible to vest in one additional tranche, or year of continued vesting in the case of the September 2020 and January 2021 premium priced option grants, of time-vesting equity awards and become vested in Performance Awards based on the following schedule: 1/3 of the award is eligible to vest based on actual performance as measured at the end of the three-year performance period if the disability event occurs during the first year of the three-year performance period, 2/3 of the award is eligible to vest based on actual performance as measured at the end of the three-year performance period if the disability event occurs during the second year of the three-year performance, and all of the award is eligible to vest based on actual performance as measured at the end of the three-year performance period if the disability event occurs during the third year of the three-year performance period. In addition, vested stock options remain exercisable for one year following termination of employment due to disability.
Equity Treatment for other NEOs: With regard to their equity awards, upon retirement (defined as reaching 60 years of age with five years of total service), death or disability, NEOs (excluding the CEO) are eligible to vest in one additional tranche, or year of continued vesting in the case of the September 2020 premium priced option grant, of time-vesting equity awards and become vested in Performance Stock Units based on the following schedule: 1/3 of the award is eligible to vest based on actual performance as measured at the end of the three-year performance period if the termination occurs during the first year of the three-year performance period, 2/3 of the award is eligible to vest based on actual performance as measured at the end of the three-year performance period if the termination occurs during the second year of the three-year performance, and all of the award is eligible to vest based on actual performance as measured at the end of the three-year performance period if the termination occurs during the third year of the three-year performance period. In addition, vested stock options remain exercisable for one year following termination of employment due to death, disability or retirement.
Beginning for awards granted in fiscal 2018, if any NEO has been employed with the Company for at least five years, is at least 62 years old and gives the Company at least one year’s written notice of his or her intent to retire, then upon such a retirement with notice (using the retirement date provided in the written notice regardless of any Board action to accelerate the retirement date), the next two tranches of outstanding, unvested equity awards will remain outstanding and eligible to vest on their original terms (with the vesting of performance based equity incentives to remain subject to the achievement of the relevant performance condition), without regard to a requirement that the executive remain in service with the Company. The premium priced option grant will continue vesting for two

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additional years post retirement with notice. Additionally, in such event of retirement with notice, any vested stock options granted beginning in fiscal 2018 would remain exercisable for up to three years.
Change of Control Vesting of Equity Awards
In the event of a change of control with respect to equity awards granted under the 2013 Stock Plan and 2023 Stock Plan, upon a termination without cause (or, if applicable, a resignation for Good Reason) during the two-year period following a change of control, all time-vesting equity awards become immediately vested and all Performance Awards will become vested (i) at the target level if the termination date occurs prior to the end of the performance period and (ii) based on the actual performance level if the termination date occurs on or after the end of the performance period; provided that in the case of equity awards granted subject to the achievement of solely a relative total shareholder return condition, the vesting will remain subject to the achievement of such condition.
280G Golden Parachute Provisions
Each named executive officer agreement provides that if any payments in connection with a change of control of the Company would constitute excess parachute payments that are subject to excise taxes under Section 4999 of the Internal Revenue Code, such payments will be subject to a reduction to avoid any such excise taxes that may be due, if such reduction results in the executive retaining a greater after-tax amount than if executive received the full unreduced amount and paid all taxes (including the excise taxes) due. No employees are eligible to receive a gross-up payment in respect of any such excise taxes he or she may pay. If a change of control were to have occurred at the end of fiscal 2023, excise tax would have been imposed on Mr. Ondrof and he would have retained a greater after-tax amount if he paid the excise tax than if payments were reduced. If a change of control were to have occurred at the end of fiscal 2023, excise tax would have been imposed on Ms. Harrington and she would have retained a greater after-tax amount if her payments were reduced than if she paid the excise tax.
Restrictive Covenants
Named executive officers are each subject to (i) non-disclosure and non-disparagement obligations, (ii) a two-year non-competition covenant (two and one-half years in the case of Mr. Zillmer) if his or her employment is terminated in the absence of a change of control, provided that such period of restriction is reduced to one and one-half years (two years in the case of Mr. Zillmer) if he or she is terminated without cause or he or she resigns for good reason, in each case, following a change of control, and (iii) a two-year non-solicitation covenant (two and one-half years in the case of Mr. Zillmer) following his or her termination of employment.

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Good Reason Definitions
For Mr. Zillmer, “Good Reason” means any of the following actions absent a Change of Control or on or after a Change of Control, without Mr. Zillmer’s express prior written approval, other than due to Mr. Zillmer’s permanent disability or death:
•removal by the Company’s Board of Directors from the position of Chief Executive Officer of the Company;
•any decrease in Base Salary or Target Bonus;
•any relocation of Mr. Zillmer’s principal place of business of 50 miles or more from the Company’s headquarters in Philadelphia, Pennsylvania, other than normal travel consistent with past practice; or
•the Company’s material breach of the employment letter agreement between the Company and Mr. Zillmer dated October 6, 2019, which for the avoidance of doubt does not include the provisions of the Aramark Agreement relating to Employment and Post Employment Competition, but includes, without limitation, a diminution of Mr. Zillmer’s duties or authority as Chief Executive Officer (including reporting relationships).
Mr. Zillmer has twelve months from the time Mr. Zillmer first becomes aware of the existence of Good Reason to resign. Mr. Zillmer must provide notice of the existence of the condition within a period not to exceed 90 days of the initial existence of the condition, upon the notice of which the Company will have 30 days during which it may remedy the condition required to pay the amount.
For other NEOs, “Good Reason” means any of the following actions on or after a Change of Control, without the Executive’s express prior written approval, other than due to the Executive’s permanent disability or death:
•any decrease in Base Salary or Target Bonus;
•any decrease in the Executive’s pension benefit opportunities or any material diminution in the aggregate employee benefits, in each case, afforded to the Executive immediately prior to the Change of Control, but not including any such decrease or diminution that is inadvertent and that is cured within 30 days following written notice of such decrease or diminution by the Executive to the Company;
•any diminution in the Executive’s title or reporting relationship, or substantial diminution in duties or responsibilities (other than solely as a result of a Change of Control in which the Company immediately thereafter is no longer publicly held); or
•any relocation of the Executive’s principal place of business of 35 miles or more, other than normal travel consistent with past practice.
The Executive shall have twelve months from the time the Executive first becomes aware of the existence of Good Reason to resign for Good Reason. The Executive must provide notice to the Company of the existence of the condition described above within a period not to exceed 90 days of the initial existence of the condition, upon the notice of which the Company will have a period of 30 days during which it may remedy the condition and not be required to pay the amount.
Definition of Change of Control
Change of control is defined in each of our named executive officers’ agreements relating to employment and post-employment competition to include the following:
•an entity or group other than us, our former private equity sponsor owners or one of our employee benefit plans acquires more than 50% of our voting stock;
•the Company experiences a reorganization, merger or sale or disposition of substantially all of our assets or we purchase the assets or stock of another entity unless the shareholders prior to the transaction own at least 50% of the voting stock after the transaction and no person owns a majority of the voting stock (unless that ownership existed before the transaction); or
•a majority of the members of the Board are replaced during any 12-month period and the new directors are not endorsed by a majority of the Board before the replacement.

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Estimated Benefits Upon Termination – Subject to Change
The following table shows potential payments to our named executive officers under existing contracts, agreements, plans or arrangements, whether written or unwritten, for various scenarios involving a termination of employment, assuming a September 29, 2023 termination date unless otherwise indicated and using the closing price of our common stock on the NYSE as of September 29, 2023 ($34.70). The named executive officers would also be eligible to receive their accrued deferred compensation (see “Nonqualified Deferred Compensation for Fiscal Year 2023”), which does not automatically accelerate upon a change of control, and the value of any vested stock options. Certain of the named executive officers have optional life insurance for which they pay 100% of the premium.

Name	Retirement ($)	Retirement with Notice ($)	Death(3) ($)	Disability ($)	Termination With Cause ($)	Termination Without Cause(4) ($)	Change of Control(5) ($)
Zillmer(6)
Cash Payment (Lump Sum)	—	—	2,000,000	—	—	—	11,212,500
Cash Payment (Over Time)	—	—	—	—	—	7,150,000	—
Acceleration of Unvested Equity(1)			11,730,870	5,685,090	—	—	11,730,870
Benefit Continuation(2)	—	—	—	—	—	54,129	95,785
Total	—	—	13,730,870	5,685,090	—	7,204,129	23,039,155
Ondrof(7)
Cash Payment (Lump Sum)			2,000,000		—	—	835,000
Cash Payment (Over Time)	0	0	—	—	—	2,505,000	2,890,045
Acceleration of Unvested Equity(1)			1,194,405	1,194,405	—	—	2,467,428
Benefit Continuation(2)			—	123,784	—	227,084	233,684
Total			3,194,405	1,318,189	—	2,732,084	6,426,157
Bruno(8)
Cash Payment (Lump Sum)	—	—	2,000,000	—	—	—	685,000
Cash Payment (Over Time)	—	—	—	—	—	2,055,000	2,740,000
Acceleration of Unvested Equity(1)	—	—	1,102,851	1,102,851	—	—	2,280,332
Benefit Continuation(2)	—	—	—	—	—	117,988	153,056
Total			3,102,851	1,102,851	—	2,172,988	5,858,388
Harrington(9)
Cash Payment (Lump Sum)	—	—	2,000,000	—	—	—	535,500
Cash Payment (Over Time)	—	—	—	—	—	1,748,250	1,954,419
Acceleration of Unvested Equity(1)	—	—	897,681	897,681	—	—	1,852,452
Benefit Continuation(2)	—	—	—	—	—	114,020	143,955
Total			2,897,681	897,681	—	1,862,270	4,486,326
Charpentier(10)
Cash Payment (Lump Sum)	—	—	2,000,000	—	—	—	446,250
Cash Payment (Over Time)	—	—	—	—	—	1,456,875	1,942,500
Acceleration of Unvested Equity(1)	—	—	447,747	447,747	—	—	1,131,636
Benefit Continuation(2)	—	—	—	—	—	101,988	137,056
Total			2,447,747	447,747	—	1,558,863	3,657,442
(1)Represents acceleration of unvested stock options, restricted stock units and performance stock units that would vest upon the occurrence of the specified event. Calculations are based upon the closing price of our common stock on the NYSE as of September 29, 2023 ($34.70).
(a)In the case of death or disability of any named executive officer, amounts were calculated assuming that all time-vesting options and restricted stock units scheduled to vest in fiscal 2024 vest with the exception of Mr. Zillmer who would vest in all outstanding equity awards upon death. With regard to unearned performance stock units, amounts were calculated assuming target performance levels were achieved, and proration applied, if applicable.
(b)Unvested stock options, restricted stock units and performance stock units granted under the 2013 and 2023 Stock Plan would become fully vested if the named executive officer is terminated without cause (or, if applicable, resigns for good reason) during the two-year period following the change of control (which, for purposes of this table, is assumed to have occurred on the last day of fiscal 2023).
(2)The following assumptions were used in our calculation of the cost of benefits in connection with termination of employment: a 6% increase annually for health insurance premiums, dental insurance premiums, vision insurance premiums and excess health, with 2023 used as the base year, and no increase annually for life and accident insurance premiums.
(3)Includes amounts payable under various term life insurance policies and accidental death and dismemberment policies for which we pay all or part of the premium, which amounts are reflected in the "Summary Compensation Table".
(4)“Termination Without Cause” column means termination without cause (as defined in employment arrangements, if applicable) in the absence of a change of control.
(5)Cash payments and benefit continuation included in this column will only be paid to or received by the named executive officers if they are terminated without cause (or, if applicable, resigns for good reason) following a change of control (or they are terminated prior to such change of control either at the request of a party to the change of control transaction or otherwise in connection with or in anticipation of such change of control which subsequently occurs.). Lump sum cash payments equate to the entire cash severance owed for Mr. Zillmer, and, for other NEOs, equates to the pro rata bonus which would be owed at target levels based on termination date. Equity awards granted under the 2013 and 2023 Stock Plan vest if the named executive officer is terminated without cause (or, if applicable, resigns for good reason) during the two-year period following the change of control. With regard to performance-based equity, valuation is based on achieving target performance.
(6)
(a)Mr. Zillmer would incur excise tax if a change of control of the Company had occurred on September 29,2023, as a portion of his payout would be considered an excess parachute payment. He is not entitled to a 280G gross up, but under the terms of his employment agreement, if his payout on a change of control would

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be considered an excess parachute payment, we would reduce his payments if that reduction (to avoid the excise tax) would result in him receiving a greater after tax amount than he would have received had he been paid the full amount and then paid the excise tax. For a termination as of September 29, 2023, it would be more beneficial for Mr. Zillmer to pay the excise tax than having his payments reduced. The Company would lose the deduction for all amounts it paid to Mr. Zillmer above the “base amount” as defined in the Internal Revenue Code.
(b)Included in Mr. Zillmer’s benefit continuation: (i) in the case of termination without cause, are basic medical and life insurance coverage and a car allowance over a 24-month severance period; and (ii) in the case of termination without cause or resignation for good reason in connection with, or within two years following, a change of control, are medical, disability and life insurance premiums for 30 months (at the Company’s expense) and a car allowance for 30 months.
(7)
(a)Mr. Ondrof would incur excise tax if a change of control of the Company had occurred on September 29, 2023, as a portion of his payout would be considered an excess parachute payment. He is not entitled to a 280G gross up, but under the terms of his employment agreement, if his payout on a change of control would be considered an excess parachute payment, we would reduce his payments if that reduction (to avoid the excise tax) would result in him receiving a greater after tax amount than he would have received had he been paid the full amount and then paid the excise tax. If a change of control occurred on September 29, 2023, the total amount of $4,175,000 payable to Mr. Ondrof would be reduced by $449,955 to $3,725,045, which is reflected in the table. The Company would lose the deduction for all amounts it paid to Mr. Ondrof above the “base amount” as defined in the Internal Revenue Code.
(b)Included in Mr. Ondrof’s benefit continuation: (i) in the case of a termination due to disability are basic medical, dental, and vision coverage (until the age of 65); (ii) in the case of a termination without cause, are basic medical, dental, and vision coverage (until the age of 65) and a car allowance over an 18-month severance period, as well as outplacement benefits of 10% of his base salary; and (iii) in the case of termination without cause or resignation for good reason in connection with, or within two years following, a change of control, are basic medical, dental, and vision coverage until the age of 65, a car allowance for 24 months, as well as outplacement benefits of 10% of his base salary.
(8)
(a)Mr. Bruno’s payout upon a change of control of the Company on September 29, 2023, would not be considered an excess parachute payment and subject to excise tax.
(b)Included in Mr. Bruno’s benefit continuation: (i) in the case of termination without cause, are basic medical and life insurance coverage and a car allowance over an 18-month severance period, as well as outplacement benefits of 10% of his base salary; and (ii) in the case of termination without cause or resignation for good reason in connection with, or within two years following, a change of control, are medical, life insurance, and disability premiums for two years (at the Company’s expense), a car allowance for 24 months, as well as outplacement benefits of 10% of his base salary.
(9)
(a)Ms. Harrington would incur excise tax if a change of control of the Company had occurred on September 29, 2023, as a portion of her payout would be considered an excess parachute payment. She is not entitled to a 280G gross up, but under the terms of her employment agreement, if her payout on a change of control would be considered an excess parachute payment, we would reduce her payments if that reduction (to avoid the excise tax) would result in her receiving a greater after tax amount than she would have received had she been paid the full amount and then paid the excise tax. If a change of control occurred on September 29, 2023, the total amount of $2,866,500 payable to Ms. Harrington would be reduced by $376,581 to $2,489,919, which is reflected in the table. The Company would lose the deduction for all amounts it paid to Ms. Harrington above the “base amount” as defined in the Internal Revenue Code.
(b)Included in Ms. Harrington’s benefit continuation: (i) in the case of termination without cause, are basic medical and life insurance coverage and a car allowance over an 18-month severance period, as well as outplacement benefits of 10% of her base salary; and (ii) in the case of termination without cause or resignation for good reason in connection with, or within two years following, a change of control, are medical, life insurance, and disability premiums for two years (at the Company’s expense), a car allowance for 24 months, as well as outplacement benefits of 10% of her base salary.
(10)
(a)Ms. Charpentier would incur excise tax if a change of control of the Company had occurred on September 29,2023, as a portion of her payout would be considered an excess parachute payment. She is not entitled to a 280G gross up, but under the terms of her employment agreement, if her payout on a change of control would be considered an excess parachute payment, we would reduce her payments if that reduction (to avoid the excise tax) would result in her receiving a greater after tax amount than she would have received had she been paid the full amount and then paid the excise tax. For a termination as of September 29, 2023, it would be more beneficial for Ms. Charpentier to pay the excise tax than having her payments reduced. The Company would lose the deduction for all amounts it paid to Ms. Charpentier above the “base amount” as defined in the Internal Revenue Code.
(b)Included in Ms. Charpentier's benefit continuation: (i) in the case of termination without cause, are basic medical and life insurance coverage and a car allowance over an 18-month severance period, as well as outplacement benefits of 10% of her base salary; and (ii) in the case of termination without cause or resignation for good reason in connection with, or within two years following, a change of control, are medical, life insurance, and disability premiums for two years (at the Company’s expense), a car allowance for 24 months, as well as outplacement benefits of 10% of her base salary.
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we have calculated the ratio of the annual total compensation of our CEO to that of our median employee for fiscal 2023 (the “CEO pay ratio”). As described in this proxy statement, Mr. Zillmer served as our CEO for the entirety of fiscal 2023. The Company believes this ratio is a reasonable estimate, calculated as described below.
Measurement Date
We initially identified our median employee for purposes of our pay ratio disclosure for fiscal 2021 by annualizing (where applicable) fiscal 2021 base cash compensation for our full-time and part-time employees (other than the CEO) globally who were employed on July 3, 2021, the first day of our 4th fiscal quarter. The regulations allow organizations to retain the same median employee for up to three years as long as their underlying workforce demographics did not significantly change. As of September 29, 2023, we employed approximately 262,550 employees globally. Since the employee initially identified as the median employee in 2021 was no longer an employee of the Company at the end of fiscal 2023, for the fiscal 2023 CEO pay ratio analysis, we are using a similarly situated employee to the employee initially identified as the median employee, whose compensation is substantially similar to that of the original median employee identified.
Consistently Applied Compensation Measure
We chose base cash compensation as our consistently applied compensation measure, which we believe encompasses the principal method of cash compensation we use for our employees and provides a reasonable estimate of annual compensation for our employees.
We included all full-time, part-time, seasonal and temporary workers employed on such date in the calculation other than approximately 3,466 employees in Mexico who were excluded using the de minimis exemption allowed by applicable SEC rules. The excluded

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employees represent less than 5% of our total global population of 230,924 as of July 3, 2021 consisting of 121,306 U.S. employees and 106,152 non-U.S. employees.
Findings
Using this methodology, in fiscal 2021 we identified our median employee as a full-time custodial services worker working in the U.S. At that time, a sample of similarly situated employees within proximity of the median employee was identified. As of September 29, 2023, the median employee from fiscal 2021 is no longer employed with the Company. For fiscal 2023, the similarly situated median employee was selected from the sample identified in fiscal 2021. This employee has been employed as a food service employee working in the U.S. since 2015.
We then calculated the fiscal 2023 total annual compensation of our similarly situated median employee to be $22,694 using the same methodology we used for our named executive officers as set forth in the Summary Compensation Table. The total compensation of the CEO for fiscal 2023 in the Summary Compensation Table is $12,730,832. Based on these calculations, the CEO pay ratio for fiscal 2023 was 561 to 1.
This CEO pay ratio represents a reasonable good faith estimate, calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above.

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EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information about Aramark common stock that may be issued under all of Aramark’s existing equity compensation plans as of September 29, 2023, including the 2021 Employee Stock Purchase Plan, 2013 Stock Plan, 2023 Stock Plan and the 2007 Management Stock Incentive Plan (the “2007 Stock Plan”).

Plan Category	Number Of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants And Rights(1)(2)	Weighted Average Exercise Price Of Outstanding Options, Warrants And Rights	Number Of Securities Remaining Available For Future Issuance (Excluding Securities Reflected In Column (a))
	(a)	(b)
Equity compensation plans approved by security holders:	15,572,937	$48.96	19,413,626
Equity compensation plans not approved by security holders:	—	—	—
Total:	15,572,937	$48.96	19,413,626
(1)Under the 2007 Stock Plan, options, restricted stock units and restricted stock were granted to employees of or consultants to the Company. Deferred stock units were granted to directors of the Company under the 2007 Stock Plan. As of December 12, 2013, no further grants were made or may be made under the 2007 Stock Plan. Under the 2013 Stock Plan, options, stock appreciation rights, restricted shares, restricted stock units, shares and deferred stock units and dividend equivalent awards may be granted, but the 2013 Stock Plan does not separately segregate the shares used for each type of award. As of February 3, 2023, no further grants were made or may be made under the 2013 Stock Plan. Under the 2023 Stock Plan, options, stock appreciation rights, restricted shares, restricted stock units, shares and deferred stock units and dividend equivalent awards may be granted, but the 2023 Stock Plan does not separately segregate the shares used for each type of award. As of September 29, 2023, 10,400,281 shares were available under the 2021 Employee Stock Purchase Plan and 9,013,345 shares were available for grant under the 2023 Stock Plan.
(2)In addition to shares issuable upon exercise of stock options, includes shares issuable upon the settlement of 143,639 deferred stock units, and 3,606,675 restricted stock units; in each case issuable under the 2007 Stock Plan, 2013 Stock Plan or the 2023 Stock Plan at a rate of one share for each unit. Also includes shares issuable upon the settlement of performance awards issued under the 2013 Stock Plan and 2023 Stock Plan for awards granted in FY2023. The deferred stock units, restricted stock units and performance stock units do not have an exercise price. Therefore, these awards are not included in the calculation of weighted average exercise price in column (b).

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PAY VERSUS PERFORMANCE ("PvP")

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last three completed fiscal years. In determining the “Compensation Actually Paid” (CAP) to our NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. Due to the valuation component of CAP, the dollar amounts do not reflect the actual amounts of compensation earned or paid during the year. The PvP table below summarizes compensation values both previously reported in our Summary Compensation Table, as well as the adjusted values required in this section for the fiscal years ending 2021, 2022 and 2023. Note that for our NEOs other than our CEO, compensation is reported as an average.

Year	Summary Compensation Table Total for Mr. John Zillmer ($)(1)	Compensation Actually Paid to Mr. John Zillmer ($)(1)	Average Summary Compensation Table Total for Non-CEO NEOs ($)(2)	Average Compensation Actually Paid to Non-CEO NEOs ($)(2)	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) ($)(4)	Adjusted Operating Income ($)(5)
					Total Shareholder Return ($)(3)	Peer Group Total Shareholder Return ($)(3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	$12,730,832	$17,561,749	$2,798,131	$3,801,667	$126	$99	$673,530,000	$1,034,803,000
2022	$13,324,828	$11,476,028	$3,159,511	$2,767,923	$113	$85	$194,177,000	$780,304,000
2021	$5,051,719	$17,205,619	$1,657,932	$4,986,026	$130	$121	$(92,219,000)	$292,221,000
(1)Mr. Zillmer served as CEO in 2021, 2022, and 2023.
(2)Non-CEO NEOs were as follows for each fiscal year
1. 2021 and 2022: Messrs. Ondrof and Bruno and Mses. Harrington and McKee
2. 2023: Messrs. Ondrof and Bruno and Mses. Harrington and Charpentier
(3)Total Shareholder Return (TSR) assumes $100 is invested as of October 2, 2020. TSR represents cumulative return over the applicable period. The Peer Group used for this calculation was the Dow Jones Consumer Non-Cyclical Index which is also reported on Form 10-K in the Stock Price Performance graph.
(4)Net Income (Loss) reflected represents GAAP Net Income (Loss) as reported on Form 10-K within the Results of Operations.
(5)Adjusted Operating Income is the company-selected performance measures per the requirements of item 402(v) of Regulation S-K. Adjusted Operating Income represents operating income adjusted to eliminate the change in amortization of acquisition-related intangible assets; the impact of the change in fair value related to certain gasoline and diesel agreements; severance and other charges; the effect of certain material acquisitions; spin-off related charges and other items impacting comparability. Reconciliation of Adjusted Operating Income to measures calculated in accordance with GAAP is provided in Annex A.

Mr. Zillmer (CEO) Compensation
To determine the amounts in column (c) in the PvP table, the following amounts were deducted from and added to (as applicable) Mr. Zillmer’s total compensation as reported in the Summary Compensation Table (SCT), in accordance with Item 402(v) of Regulation S-K.

Year	SCT Total for Mr. Zillmer ($)	SCT Reported Equity Award Value for Mr. Zillmer ($)	Equity Award Adjustments for Mr. Zillmer ($)(1)	Compensation Actually Paid to Mr. Zillmer ($)
2023	$12,730,832	($10,501,433)	$15,332,350	$17,561,749
2022	$13,324,828	($9,500,063)	$7,651,263	$11,476,028
2021	$5,051,719	($340,279)	$12,494,179	$17,205,619
(1)Represents the year-over-year change in the fair value of equity awards to Mr. Zillmer as summarized below:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2023	$8,336,618	$2,936,171	$—	$4,059,561	$—	$—	$15,332,350
2022	$8,458,864	$(1,035,168)	$—	$227,567	$—	$—	$7,651,263
2021	$388,321	$10,758,834	$—	$1,642,228	$(295,204)	$—	$12,494,179
In the table above, the equity values are computed in accordance with the methodologies used for financial reporting purposes, reflecting updated economic assumptions as of the valuation dates and adjustments to the expected term for options significantly in-the-

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money or out-of-the-money. For additional information on the valuation assumptions, refer to Note 12 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended September 29, 2023.
Average Non-CEO NEO Compensation
To determine the amounts in column (e) in the PvP table, the following amounts were deducted from and added to (as applicable) our Non-CEO NEO’s average total compensation as reported in the Summary Compensation Table (SCT), in accordance with Item 402(v) of Regulation S-K.

Year	Average SCT Total for Non-CEO NEOs($)	Average SCT Reported Equity Award Value for Non-CEO NEOs($)	Average Equity Award Adjustments for Non-CEO NEOs ($)(1)	Average Compensation Actually Paid to Non-CEO NEOs($)
2023	$2,798,131	$(1,891,564)	$2,895,100	$3,801,667
2022	$3,159,511	$(1,712,578)	$1,320,990	$2,767,923
2021	$1,657,932	$—	$3,328,094	$4,986,026
(1)Represents the average of the year-over-year change in the fair value of equity awards to our Non-CEO NEO’s as summarized below:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2023	$1,479,045	$612,090	$—	$803,965	$—	$—	$2,895,100
2022	$1,524,882	$(269,863)	$—	$65,971	$—	$—	$1,320,990
2021	$—	$2,889,120	$—	$438,974	$—	$—	$3,328,094
In the table above, the equity values are computed in accordance with the methodologies used for financial reporting purposes, reflecting updated economic assumptions as of the valuation dates and adjustments to the expected term for options significantly in-the-money or out-of-the-money. Equity values were calculated using the total awards and accrued dividend equivalents as of the 2023 fiscal year end. For additional information, refer to Note 12 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended September 29, 2023
Company-Selected Measure and Other Financial Performance Measures
The following financial performance measures (listed alphabetically) are used to link NEO Compensation Actually Paid to company performance during the most recently completed fiscal year.

Performance Measures
Adjusted Operating Income
Adjusted Revenue
Free Cash Flow
Net New Sales
Relative TSR
Return On Invested Capital (ROIC)

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Relationship of Compensation Actually Paid and Performance Measures
The following charts describe the relationship of Compensation Actually Paid to the performance measures listed in the PvP Table above.
Compensation Actually Paid (CAP) vs. ARMK 3-year Cumulative TSR vs. Peer 3-year Cumulative TSR

Compensation Actually Paid (CAP) vs. Net Income (Loss)

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Compensation Actually Paid (CAP) vs. Adjusted Operating Income

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Certain Relationships and Related Transactions

Review of Related Party Transactions
The Board adopted a written Policy Regarding Transactions with Related Persons, which is administered by the Audit Committee, provided that in lieu of approval by the Audit Committee, any such transaction may be reviewed and approved or ratified by a committee of disinterested members of the Board. This policy applies to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person (as defined in Item 404(a) of SEC Regulation S-K) has a direct or indirect material interest; provided, however, the Board has determined that certain transactions not required to be reported pursuant to Item 404(a) of SEC Regulation S-K are not considered to be transactions covered by the Policy. Under the policy, a related person transaction must be reported to the Company’s General Counsel and be reviewed and approved or ratified by the Audit Committee (or disinterested members of the Board) in accordance with the terms of the policy, prior to the effectiveness or consummation of the transaction, whenever practicable. The Audit Committee will review all relevant information available to it about the potential related person transaction. The Audit Committee, in its sole discretion, may impose such conditions as it deems appropriate on the Company or the Related Person in connection with the approval of the Related Person Transaction.
In the ordinary course of our business we may enter into commercial transactions, including the sale and purchase of goods and services, on an arm’s-length basis with entities that, together with their affiliates, beneficially own five percent or more of our common stock. We believe that none of these transactions is significant enough to be considered material to either party.

On October 6, 2019, the Company entered into the Stewardship Framework Agreement with Mantle Ridge pursuant to which Mr. Zillmer was appointed as Chief Executive Officer of the Company and the Company appointed each of Mr. Zillmer, Mr. Hilal, Ms. Cameron, Ms. King and Mr. Winkleblack to the Board. Additionally, the Company agreed to subsequently nominate each of such individuals, as well as Mr. Creed, for election as directors at the 2020 Annual Meeting. On August 9, 2023, Mr. Hilal resigned from the Board and Mantle Ridge waived its right to appoint a successor director under the Stewardship Framework Agreement. In addition, Mr. Winkleblack is not standing for election at the Annual Meeting. The obligations under the Stewardship Framework Agreement will terminate upon Mantle Ridge ceasing to have an economic ownership position of at least 2.0% of the outstanding common stock (as calculated under the Stewardship Framework Agreement), subject to certain specified obligations that will terminate at a later date.
Pursuant to the Stewardship Framework Agreement, the Company and Mantle Ridge entered into a registration rights agreement on December 14, 2020 (the “Registration Rights Agreement”). The Registration Rights Agreement entitles the Mantle Ridge Group to certain demand and “piggy-back” registration rights with respect to securities of the Company that they hold. In addition, the Company is required to use commercially reasonable efforts to file and maintain a shelf registration statement covering the shares beneficially owned by the Mantle Ridge Group. The Company is also required to pay registration fees and certain expenses of the Mantle Ridge Group relating to such registrations and indemnify the Mantle Ridge Group for certain liabilities under the federal and state securities laws.

On August 11, 2023, Nomura Global Financial Products, Inc. (the “Selling Stockholder”), as a counterparty to a derivative sale agreement with an affiliate of Mantle Ridge, completed a registered secondary offering (the “Offering”) of 21,262,245 shares of the Company’s common stock, at a price to the public of $39.75 per share. The Company did not receive any proceeds from the sale of the common stock by the Selling Stockholder in the Offering. The Company’s out-of-pocket expenses for the Offering were approximately $700,000.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership, as of December 8, 2023, of (i) each individual or entity known by us to beneficially own more than five percent of the shares of our common stock, (ii) each of our named executive officers, (iii) each of our directors and director nominees and (iv) all of our directors and executive officers as a group. As of December 8, 2023, we had approximately 935 holders of record.
The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.
Except as otherwise indicated in the footnotes below, each of the beneficial owners has, to our knowledge, sole voting and investment power with respect to the indicated shares. Unless otherwise noted, the address of each beneficial owner is Aramark, 2400 Market Street, Philadelphia, Pennsylvania 19103. The equity awards reported below and in the footnotes are reflective of the post-Separation adjustments applied to all outstanding equity awards held by Aramark employees.

Name of Beneficial Owner	Amount And Nature of Beneficial Ownership	Percent of Class (%)(1)
Capital International Investors(2)	28,073,452	10.70%
The Vanguard Group(3)	24,287,684	9.26%
RBC Capital Markets, LLC(4)	17,001,405	6.48%
Farallon Capital Partners(5)	15,381,069	5.86%
John J. Zillmer(6)	2,650,046	1.01%
Thomas G. Ondrof(7)	617,311	*
Marc Bruno(8)	1,049,811	*
Lauren A. Harrington(9)	581,717	*
Abigail Charpentier(10)	53,654	*
Susan M. Cameron(11)	—	—
Greg Creed(12)	12,475	*
Brian DelGhiaccio	—	—
Bridgette P. Heller(13)	—	—
Kenneth M. Keverian(14)	—	—
Karen M. King(15)	20,189	*
Patricia E. Lopez(16)	—	—
Stephen I. Sadove(17)	28,511	*
Kevin G. Wills(18)	—	—
Arthur B. Winkleblack(19)	19,456	*
Directors and Executive Officers as a Group (15 Persons)(20)	5,033,171	1.92%

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*    Less than one percent
(1)As of December 8, 2023, we had 262,292,388 shares outstanding.
(2)Information based on a Schedule 13G/A filed February 13, 2023 by Capital International Investors reporting beneficial ownership by Capital International Investors consisting of sole voting power with respect to 27,107,502 of these shares and sole dispositive power with respect to all of these shares. The address of Capital International Investors is 333 South Hope Street, 55th Fl, Los Angeles, CA 90071.
(3)Information based on a Schedule 13G/A filed February 9, 2023 by The Vanguard Group, reporting beneficial ownership by The Vanguard Group, and certain of its subsidiaries, consisting of shared voting power with respect to 163,521 of these shares, sole dispositive power over 23,783,996 of these shares and shared dispositive power over 503,688 of these shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(4)Information based on a Schedule 13G/A filed February 14, 2023 by RBC Capital Markets, LLC, reporting beneficial ownership by RBC Capital Markets, LLC, consisting of shared voting power and shared dispositive power over all of these shares. The address of RBC Capital Markets, LLC is 200 Vesey Street, New York, NY 10281.
(5)Information based on a Schedule 13G filed October 16, 2023 by Farallon Partners, L.L.C. and the following associated entities and persons: Farallon Capital Partners, L.P., Farallon Capital Institutional Partners, L.P., Farallon Capital Institutional Partners II, L.P., Farallon Capital Institutional Partners III, L.P., Four Crossings Institutional Partners V, L.P., Farallon Capital Offshore Investors II, L.P., Farallon Capital F5 Master I, L.P., Farallon Capital (AM) Investors, L.P., Farallon Equity Partners Master, L.P., Farallon Partners, L.L.C., Farallon Institutional (GP) V, L.L.C., Farallon F5 (GP), L.L.C., Farallon Equity Partners (GP), L.L.C., Joshua J. Dapice, Philip D. Dreyfuss, Hannah E. Dunn, Richard B. Fried, Varun N. Gehani, Nicolas Giauque, David T. Kim, Michael G. Linn, Rajiv A. Patel, Thomas G. Roberts, Jr., Edric C. Saito, William Seybold, Daniel S. Short, Andrew J. M. Spokes, John R. Warren, and Mark C. Wehrly (collectively, the “Farallon Reporting Persons”), reporting beneficial ownership, consisting of shared voting power and shared dispositive power over all of these shares. The address of the Farallon Reporting Persons is c/o Farallon Capital Management, L.L.C., One Maritime Plaza, Suite 2100, San Francisco, California 94111.
(6)Shares shown as beneficially owned by Mr. Zillmer reflect 2,116,529 shares subject to stock options exercisable as of December 8, 2023 or within 60 days of December 8, 2023.
(7)Shares shown as beneficially owned by Mr. Ondrof reflect 529,532 shares subject to stock options exercisable as of December 8, 2023 or within 60 days of December 8, 2023 and 3,349 restricted stock units that will vest within 60 days of December 8, 2023.
(8)Shares shown as beneficially owned by Mr. Bruno reflect 860,471 shares subject to stock options exercisable as of December 8, 2023 or within 60 days of December 8, 2023.
(9)Shares shown as beneficially owned by Ms. Harrington reflect 510,981 shares subject to stock options exercisable as of December 8, 2023 or within 60 days of December 8, 2023.
(10)Shares shown as beneficially owned by Ms. Charpentier reflect 31,908 shares subject to stock options exercisable as of December 8, 2023 or within 60 days of December 8, 2023 and 1,757 restricted stock units that will vest within 60 days of December 8, 2023.
(11)Does not include 31,076 deferred stock units that are vested or will vest within 60 days of December 8, 2023, and that will convert to shares of common stock and be delivered to Ms. Cameron six months following her termination as a director.
(12)Includes beneficial ownership of shares held through a trust over which Mr. Creed has investment control. Does not include 40,776 deferred stock units that are vested or will vest within 60 days of December 8, 2023, and that will convert to shares of common stock and be delivered to Mr. Creed six months following his termination as a director.
(13)Does not include 18,905 deferred stock units that are vested or will vest within 60 days of December 8, 2023, and that will convert to shares of common stock and be delivered to Ms. Heller six months following her termination as a director.
(14)Does not include 12,408 deferred stock units that are vested or will vest within 60 days of December 8, 2023, and that will convert to shares of common stock and be delivered to Mr. Keverian six months following his termination as a director.
(15)Does not include 6,279 deferred stock units that are vested or will vest within 60 days of December 8, 2023, and that will convert to shares of common stock and be delivered to Ms. King six months following her termination as a director and includes 5,830 deferred stock units that are vested or will vest within 60 days of December 8, 2023, and that will convert to shares of common stock and be delivered to Ms. King upon vesting on January 30, 2024.
(16)Does not include 12,408 deferred stock units that are vested or will vest within 60 days of December 8, 2023, and that will convert to shares of common stock and be delivered to Ms. Lopez six months following her termination as a director.
(17)Does not include 62,103 deferred stock units that are vested or will vest within 60 days of December 8, 2023, and that will convert to shares of common stock and be delivered to Mr. Sadove six months following his termination as a director. Includes beneficial ownership of shares held outright and through a trust over which Mr. Sadove has investment control.
(18)Does not include 5,589 deferred stock units that are vested or will vest within 60 days of December 8, 2023, and that will convert to shares of common stock and be delivered to Mr. Wills six months following his termination as a director.
(19)Includes 5,830 deferred stock units that are vested or will vest within 60 days of December 8, 2023, and that will convert to shares of common stock and be delivered to Mr. Winkleblack upon vesting on January 30, 2024.
(20)Shares shown as beneficially owned by directors and executive officers as a group reflect: (i) 4,049,421 shares subject to stock options exercisable currently, or within 60 days of December 8, 2023; (ii) 5,106 restricted stock units that will vest within 60 days of December 8, 2023; and (iii) does not include 189,546 deferred stock units that are vested or will vest within 60 days of December 8, 2023 that are described in footnotes 11 to 19 above.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership of such stock with the SEC. Based solely on a review of forms filed and on written representations from certain reporting persons that no Form 5 was required to be filed we believe our directors, executive officers and 10% beneficial owners complied during fiscal year 2023 with all applicable Section 16(a) filing requirements in a timely manner. During fiscal 2024, Form 4s, filed on November 29, 2023, disclosing an annual grant of both restricted stock units and options to purchase shares of common stock for each of Mr. Bruno and Mses. Charpentier and Harrington underreported both the total granted restricted stock units and the options to purchase shares of common stock which prompted amended filings after the filings on December 8, 2023, after the filing deadline.

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General Information

2024 ANNUAL SHAREHOLDERS MEETING
What is a proxy or proxy statement? What is included in the proxy materials?
A proxy is your legal designation of another person to vote the stock you own – that person is sometimes called “your proxy.” A proxy statement is a document that SEC regulations require us to provide to you when we ask you to sign a proxy designating someone to vote on your behalf.
The Board is soliciting your proxy to vote at the 2024 Annual Meeting of Shareholders (the “Annual Meeting”). You received proxy materials because you owned shares of Aramark common stock at the close of business on December 8, 2023, the record date, and that entitles you to vote at the Annual Meeting. Proxy materials are first being made available to shareholders on December 21, 2023.
Proxy materials include the Notice of Internet Availability, notice of annual meeting of shareholders, this proxy statement and our annual report for the year ended September 29, 2023 (the “Annual Report”). If you received a paper copy of the proxy materials, they also include a proxy card or voting instruction form. This proxy statement describes the matters on which the Board would like you to vote, and provides information about Aramark that we must disclose under SEC regulations when we solicit your proxy. You may refer to the Annual Report for financial and other information about us.
Your proxy will authorize specified persons, or proxies, to vote on your behalf at the Annual Meeting. We have designated three of our officers – John J. Zillmer, Lauren A. Harrington and Harold B. Dichter – as proxies for the Annual Meeting. By use of a proxy, you can vote whether or not you attend the meeting.
When and where will the Annual Meeting be held?
The 2024 Annual Meeting will be a virtual meeting of stockholders and will take place on Tuesday, January 30, 2024, at 10:00 AM EST. You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the meeting via live audio webcast by visiting www.virtualshareholdermeeting.com/ARMK2024.
Why is the Annual Meeting being webcast online?
This year the Annual Meeting will be a virtual meeting of stockholders held via a live audio webcast. The virtual meeting provides the same rights and advantages of a physical meeting. Stockholders will be able to present questions online during the meeting through www.virtualshareholdermeeting.com/ARMK2024, providing our stockholders with the opportunity for meaningful engagement with the Company.
How can I participate in the meeting?
To participate in the meeting, you must have your 16-Digit Control Number that is shown on your Notice of Internet Availability of Proxy Materials or, if you received a printed copy of the proxy materials, on your proxy card or the instructions that accompanied your proxy materials. You may access the Annual Meeting by visiting www.virtualshareholdermeeting.com/ARMK2024. You will be able to submit questions during the meeting by typing your question into the “ask a question” box on the meeting page. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting log-in page. Technical support will be available starting 15 minutes prior to the meeting.
The virtual meeting format for the Annual Meeting enables full and equal participation by all of our shareholders from any place in the world at little to no cost. We designed the format of the virtual meeting to ensure that shareholders who attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We will take the following steps to ensure such an experience by (1) providing shareholders with the ability to submit appropriate questions real-time via the meeting website, limiting questions to one per shareholder unless time otherwise permits; and (2) answering as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting.

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How can I get electronic access to the proxy materials?
The proxy materials are available for viewing on www.proxyvote.com. The Notice of Internet Availability or proxy card that you received also provides instructions on how to:
•vote your shares; and
•select a future delivery preference of paper or electronic copies of the proxy materials.
What is “householding”?
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single Notice of Internet Availability, annual report or proxy statement addressed to those shareholders. This process is called “householding.” This reduces the volume of duplicate information received at your household and helps to reduce costs. Your materials may be househeld based on your prior express or implied consent.
A number of brokerage firms with account holders who are Aramark shareholders have instituted householding. Once a shareholder has received notice from his or her broker that the broker will be householding communications to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until one or more of the shareholders revokes his or her consent. Householding benefits both you and Aramark because it reduces the volume of duplicate information received at your household and helps Aramark reduce expenses and conserve natural resources.
If you would like to receive your own set of Aramark’s Notice of Internet Availability, proxy statement and annual report now or in the future, or if you share an address with another Aramark shareholder and together both of you would like to receive only a single set of Aramark’s proxy materials in the future, please contact your broker (if you hold your shares in “street name”) or write or call Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or (800) 542-1061. Be sure to indicate your name, the name of your brokerage firm or bank, and your account number(s). You can also request prompt delivery of a copy of the Notice of Internet Availability, proxy statement and annual report by contacting Aramark’s Investor Relations Department at Aramark, 2400 Market Street, Philadelphia, Pennsylvania, 19103, Attention: Investor Relations, telephone: (215) 409-7287, e-mail: investorrelations@aramark.com.
What am I voting on at the Annual Meeting?

Proposal	Item	Board’s Vote Recommendation	Page

1	To elect the 10 director nominees listed herein to serve until the 2025 annual meeting of shareholders and until their respective successors have been duly elected and qualified	FOR nominees listed herein	2

2	To ratify the appointment of Deloitte & Touche LLP as Aramark’s independent registered public accounting firm for the fiscal year ending September 27, 2024	FOR	22

3	To approve, in a non-binding advisory vote, the compensation paid to our named executive officers	FOR	25
Could other matters be decided at the Annual Meeting?
As of the date of this proxy statement, we did not know of any matters that will be brought before the Annual Meeting other than those described in this proxy statement. However, if any other matters properly come before the Annual Meeting, Messrs. Zillmer and Dichter and Ms. Harrington will have the authority to vote shares represented by properly executed proxies in their discretion on such matters.
How many votes can be cast by all shareholders?
Each share of Aramark common stock is entitled to one vote on each of the directors to be elected and one vote on each of the other matters properly presented at the Annual Meeting. There is no cumulative voting in the election of directors. We had 262,292,388 shares of common stock outstanding and entitled to vote on December 8, 2023.

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How many votes must be present to hold the Annual Meeting?
A quorum of shareholders is necessary to transact business at the Annual Meeting. A quorum exists if the holders of a majority of the shares of Aramark common stock entitled to vote at the Annual Meeting are present either in person or by proxy at the Annual Meeting. Abstentions and broker shares that include broker non-votes will be counted as present for purposes of determining whether a quorum exists. A broker non-vote occurs when shareholders who hold shares in street name do not provide voting instructions to the nominee that holds the shares and the nominee is not permitted to exercise voting discretion. Under the NYSE rules, a nominee may exercise its discretion to vote your shares in routine matters (Proposal 2 – Ratification of Independent Registered Public Accounting Firm) but not for non-routine matters (Proposals 1 and 3).
How many votes are needed to approve each proposal? How do abstentions or broker non-votes affect the voting results?
The Company’s Fourth Amended and Restated By-laws (the “By-laws”) provide for a majority voting standard in uncontested elections of directors. Under the By-laws, in an uncontested election, a director nominee must receive a majority of the votes cast for such nominee’s election (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee, with “abstentions” and “broker non-votes” not counting as a vote cast either “for” or “against” that nominee’s election) in order to be elected. Director nominees are required to agree to submit a resignation to the Board, which would be effective if the number of shares voted “against” a director exceeds the number of shares voted “for” such director in any election. In such an event, the Board shall decide, through a process managed by the Nominating, Governance and Corporate Responsibility Committee, whether to accept the resignation. A contested election will generally include any situation in which the Company receives a notice that a stockholder has nominated a person for election to the Board at a meeting of stockholders. A plurality voting standard continues to apply in contested director elections.
The following table summarizes the vote threshold required for approval of each proposal, assuming a quorum is present, and the effect on the outcome of the vote of abstentions and broker non-votes.

Proposal Number	Item	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes

1	To elect the 10 director nominees listed herein to serve until the 2025 Annual Meeting of shareholders and until their respective successors have been duly elected and qualified	Majority of votes cast at the meeting upon the election	No effect	Not voted/No effect

2	To ratify the appointment of the independent registered public accounting firm	Majority of shares present and entitled to vote on the matter	Counted “Against”	No broker non-votes; shares may be voted by brokers in their discretion

3	To approve, in a non-binding advisory vote, the compensation paid to our named executive officers	Majority of shares present and entitled to vote on the matter	Counted “Against”	Not voted/No effect
Signed but unmarked proxy cards will be voted in accordance with the recommendation of the Board: “for” each of the director nominees listed herein, “for” Proposal No. 2 (Ratification of Appointment of Independent Registered Public Accounting Firm), and “for” Proposal No. 3 (Approval of Compensation Paid to Our Named Executive Officers).

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How do I vote if I own shares as a record holder?
If your name is registered on Aramark’s shareholder records as the owner of shares, you are the “record holder.” If you hold shares as a record holder, there are four ways that you can vote your shares.
•Over the Internet. Vote at www.proxyvote.com. The Internet voting system is available 24 hours a day until 11:59 p.m. Eastern Standard Time on Monday, January 29, 2024. Once you enter the Internet voting system, you can record and confirm (or change) your voting instructions.
•You will need the 16-digit number included on your Notice of Internet Availability or your proxy card (if you received a paper copy of the proxy materials) or an email if one was sent to you to obtain your records and to vote.
•By telephone. You can vote by calling 1-800-690-6903. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m. Eastern Standard Time on Monday, January 29, 2024. Once you enter the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions.
•You will need the 16-digit number included on your Notice of Internet Availability or your proxy card (if you received a paper copy of the proxy materials) or an email if one was sent to you in order to vote by telephone.
•By mail. If you received a paper copy of the proxy materials, mark your voting instructions on the proxy card and sign, date and return it in the postage-paid envelope provided. If you received only a Notice of Internet Availability but want to vote by mail, the Notice includes instructions on how to request a paper proxy card. For your mailed proxy card to be counted, we must receive it before 11:59 p.m. Eastern Standard Time on Monday, January 29, 2024.
•Online at the Annual Meeting. You may vote and submit questions while attending the Annual Meeting online via live audio webcast. Shares held in your name as the stockholder may be voted by you, while the polls remain open, at www.virtualshareholdermeeting.com/ARMK2024 during the meeting.
•You will need the 16-digit number included on your Notice of Internet Availability or your proxy card (if you received a paper copy of the proxy materials) or an email if one was sent to you in order to be able to vote and enter the meeting.
•Even if you plan to attend the Annual Meeting online, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted even if you later decide not to attend the Annual Meeting.
How do I vote if my Aramark shares are held by a bank, broker or custodian?
If your shares are held by a bank, broker or other custodian (commonly referred to as shares held “in street name”), the holder of your shares will provide you with a Notice of Internet Availability or a copy of this proxy statement, a voting instruction form and directions on how to provide voting instructions. These directions may allow you to vote over the Internet or by telephone. Unless you provide voting instructions, your shares may not be voted on any matter except for ratifying the appointment of our independent auditors. To ensure that your shares are counted in the other proposals to come before the Annual Meeting, we encourage you to provide instructions on how to vote your shares. Please refer to information from your bank, broker or other nominee on how to submit voting instructions.
Can I change my vote or revoke my proxy?
Yes. You may change your vote or revoke your proxy at any time before it is voted at our annual meeting. If you are a record holder, you may:
•Write to the Corporate Secretary at Aramark, 2400 Market Street, Philadelphia, Pennsylvania 19103. Your letter should contain the name in which your shares are registered, the date of the proxy you wish to revoke or change, your new voting instructions, if applicable, and your signature. Your letter must be received by the Corporate Secretary before 3:00 p.m. Eastern Standard Time on Monday, January 29, 2024.
•Send a new proxy card with a later date than the card submitted earlier (which automatically revokes the earlier proxy). We must receive your new proxy card before 11:59 p.m. Eastern Standard Time on Monday, January 29, 2024;
•Enter new instructions by telephone or Internet voting before 11:59 p.m. Eastern Standard Time on Monday, January 29, 2024; or
•Vote online at the Annual Meeting.

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 If you hold your shares in street name, you may:
•Submit new voting instructions in the manner provided by your bank, broker or other custodian; or
•Contact your bank, broker or other custodian to request a proxy to vote online at the Annual Meeting.
Who will count the votes? Is my vote confidential?
Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes, and representatives of Broadridge will act as Inspector of Election. The vote will be certified by the Company’s Inspector of Election. During the proxy solicitation period, the Company will receive vote tallies from time to time, but such tallies will provide aggregate figures rather than names of shareholders. Individual proxy voting and voting instructions will be kept confidential by Broadridge and will not be provided to the Company.
Who pays for the proxy solicitation and how will Aramark solicit votes?
Aramark pays the cost of preparing our proxy materials and soliciting your vote. We have engaged D.F. King & Co., Inc. to assist with the solicitation of proxies for an estimated fee of $20,000 plus expenses. Aramark will reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred by them in forwarding proxy-soliciting materials to such beneficial owners. Proxies may be solicited on our behalf by our directors, officers, employees and agents, without additional remuneration, by telephone, electronic or facsimile transmission or in person.
Where can I find the voting results of the Annual Meeting?
We will publish the voting results of the Annual Meeting on a Current Report on Form 8-K filed with the SEC. The Form 8-K will be available online at www.aramark.com within four business days following the end of our Annual Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to Be Held on Tuesday, January 30, 2024; This proxy statement, along with our Annual Report for the fiscal year ended September 29, 2023, are available free of charge on www.proxyvote.com.
2025 ANNUAL SHAREHOLDERS MEETING
When do you expect to hold the 2025 Annual Meeting of Shareholders?
We expect to hold the 2025 Annual Meeting on or around January 24, 2025, at a time and location to be announced later. The Board may change this date in its discretion.
How can I submit a recommendation of a director candidate for the 2025 Annual Meeting of Shareholders?
Shareholders who wish to submit director candidates for consideration by the Nominating Committee for election at our 2025 Annual Meeting of Shareholders may do so by submitting in writing such candidates’ names, along with the other information set forth in our By-laws, to the Corporate Secretary, at Aramark, 2400 Market Street, Philadelphia, PA 19103. All director candidates recommended by shareholders will be evaluated in the same manner as all other director candidates, regardless of who recommended the candidate.
How can I nominate a director or submit a shareholder proposal for the 2025 Annual Meeting of Shareholders?
Shareholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2025 Annual Meeting of Shareholders must submit their proposals to the Corporate Secretary, at Aramark, 2400 Market Street, Philadelphia, PA 19103. Proposals must be received on or before August 23, 2024. In addition, all shareholder proposals requested to be included in the Company’s proxy statement and proxy card must also comply with the requirements set forth in the federal securities laws, including Rule 14a-8, in order to be included in the Company’s proxy statement and proxy card for the 2025 Annual Meeting of Shareholders.
Pursuant to our proxy access By-law provision, a shareholder, or a group of up to 20 shareholders, that has continuously owned for three years at least 3% of the Company’s outstanding common shares, may nominate and include in the Company’s annual meeting proxy materials up to the greater of two directors or 20% of the number of directors serving on the Board, if the shareholder(s) and the nominee(s) meet the requirements specified in our By-laws. Notice of director nominations submitted under the proxy access By-law provision for the 2025 Annual Meeting of Shareholders must be received by the Corporate Secretary no earlier than October 2, 2024 and no later than November 1, 2024.
In addition, the Company’s By-laws establish an advance notice procedure with regard to certain matters, including nominations of persons for election as directors, to be brought before an annual meeting of shareholders. In accordance with our By-laws, for a matter not included in our proxy materials to be properly brought before the 2025 Annual Meeting of Shareholders, a Shareholder’s notice of the matter that the Shareholder wishes to present must be delivered to the Corporate Secretary, at Aramark, 2400 Market Street, Philadelphia, PA 19103, not less than 90 nor more than 120 days prior to the first anniversary of the 2024 Annual Meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the shareholder proposing such matters. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of our By-laws (and not pursuant to the SEC’s Rule 14a-8) must be received no earlier than October 2, 2024, and no later than November 1, 2024. If the date of the 2025 Annual Meeting of Shareholders is more than 30 days earlier or later than the anniversary date of the 2023 Annual Meeting, notice must be received not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.
In addition to the foregoing, in August 2023, the Board approved amendments to the Third Amended and Restated By-Laws of the Company (as amended the “Fourth Amended and Restated By-Laws”). Among other things, the amendments update certain provisions

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of our By-laws regarding the procedure and disclosure required in connection with shareholder director nominations and business proposals, including to address newly adopted Rule 14a-19 of the Exchange Act, as amended (“Rule 14a-19”). Such updates include, among other things that: a shareholder seeking to utilize Rule 14a-19 must represent that it will follow the rule: a shareholder seeking to utilize Rule 14a-19 must provide evidence that it has met the requirements of Rule 14a-19; if a shareholder does not comply with Rule 14a-19, the Company will disregard proxies and votes for such shareholder’s nominees; a shareholder that provides notice of a nomination must notify the Corporate Secretary if there is any change in such shareholder’s intent to deliver a proxy statement to the required amount of holders of shares required under Rule 14a-19; any shareholder directly or indirectly soliciting proxies from other shareholders must use a proxy card color other than white, which is reserved for the exclusive use by the Board; and a nominee submitted by a shareholder must provide the Company with a written questionnaire.
Copies of the Company’s By-laws may be obtained free of charge by contacting our Investor Relations Department, at Aramark, 2400 Market Street, Philadelphia, Pennsylvania, 19103, Attention: Investor Relations, telephone: (215) 409-7287, e-mail: investorrelations@aramark.com.
Company Documents and Communications
How do I obtain copies of Aramark’s corporate governance and other company documents?
The Corporate Governance Guidelines, committee charters and Aramark’s code of ethics contained in its Business Conduct Policy are posted at www.aramark.com/investorrelations/corporategovernance. In addition, these documents are available in print without charge to any Shareholder who submits a written request to the Corporate Secretary at the address listed above.
We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website (www.aramark.com) and click on “Investor Relations”. Copies of our proxy statement, form of proxy and our Annual Report for the year ended September 29, 2023, including financial statements and schedules thereto, filed with the SEC, are also available without charge to shareholders upon written request addressed to: Investor Relations, Aramark, 2400 Market Street, Philadelphia, PA 19103. You may also contact our Investor Relations Department at Aramark, 2400 Market Street, Philadelphia, Pennsylvania, 19103, Attention: Investor Relations, telephone: (215) 409-7287, e-mail: investorrelations@aramark.com.
How can I communicate with the Board?
Shareholders and interested parties may contact any director, the Board, the Audit, Nominating or Compensation Committees, or the non-management or independent members of the Board as a group by addressing the particular person or group in care of the General Counsel of Aramark, 2400 Market Street, Philadelphia, PA 19103, who will forward such communications to the addressee.

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Annex A

Reconciliation of GAAP and Non-GAAP Financial Measures
The Company reports its financial results in accordance with GAAP. However, management believes that certain non-GAAP financial measures provide additional financial information that is meaningful and uses these measures to help evaluate operational results and make financial, operating and planning decisions. We believe these non-GAAP measures should be considered by investors and others when reviewing the Company’s performance.
Selected Operational and Financial Metrics

Adjusted Revenue (Organic)
Adjusted Revenue (Organic) represents revenue growth, adjusted to eliminate the effect of certain material acquisitions and the impact of currency translation.

Adjusted Operating Income
Adjusted Operating Income represents operating income adjusted to eliminate the change in amortization of acquisition-related intangible assets; the impact of the change in fair value related to certain gasoline and diesel agreements; severance and other charges; the effect of certain material acquisitions; spin-off related charges and other items impacting comparability.

Adjusted Net Income
Adjusted Net Income represents net income attributable to Aramark stockholders adjusted to eliminate the change in amortization of acquisition-related intangible assets; the impact of changes in the fair value related to certain gasoline and diesel agreements; severance and other charges; the effect of certain material acquisitions; spin-off related charges; gain on sale of equity investments, net; loss on defined benefit pension plan termination; the effect of debt repayments and refinancings on interest and other financing costs, net, and other items impacting comparability, less the tax impact of these adjustments. The tax effect for adjusted net income for our United States earnings is calculated using a blended United States federal and state tax rate. The tax effect for adjusted net income in jurisdictions outside the United States is calculated at the local country tax rate.

Adjusted Net Income (Constant Currency)
Adjusted Net Income (Constant Currency) represents Adjusted Net Income adjusted to eliminate the impact of currency translation.

Adjusted EPS
Adjusted EPS represents Adjusted Net Income divided by diluted weighted average shares outstanding.

Adjusted EPS (Constant Currency)
Adjusted EPS (Constant Currency) represents Adjusted EPS adjusted to eliminate the impact of currency translation.

Covenant Adjusted EBITDA
Covenant Adjusted EBITDA represents net income attributable to Aramark stockholders adjusted for interest and other financing costs, net; provision for income taxes; depreciation and amortization and certain other items as defined in our debt agreements required in calculating covenant ratios and debt compliance. We also use Net Debt for our ratio to Covenant Adjusted EBITDA, which is calculated as total long-term borrowings less cash and cash equivalents and short-term marketable securities.

Free Cash Flow
Free Cash Flow represents net cash provided by operating activities less net purchases of property and equipment and other. Management believes that the presentation of free cash flow provides useful information to investors because it represents a measure of cash flow available for distribution among all the security holders of the Company.
Net New Business
Net New Business is an internal statistical metric used to evaluate our new sales and retention performance. The calculation is defined as the annualized value of gross new business less the annualized value of lost business, excluding portfolio optimization in the Next Level business.
We use Adjusted Revenue (Organic), Adjusted Operating Income, Adjusted Net Income (including on a constant currency basis), Adjusted EPS (including on a constant currency basis), Covenant Adjusted EBITDA and Free Cash Flow as supplemental measures of our operating profitability and to control our cash operating costs. We believe these financial measures are useful to investors because they enable better comparisons of our historical results and allow our investors to evaluate our performance based on the same metrics that we use to evaluate our performance and trends in our results. These financial metrics are not measurements of financial performance under generally accepted accounting principles, or GAAP. Our presentation of these metrics has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. You should not consider these measures as alternatives to revenue, operating income, net income, earnings per share or net cash provided by operating activities determined in accordance with GAAP. Adjusted Revenue (Organic), Adjusted Operating Income, Adjusted Net

Annex-1

Income, Adjusted EPS, Covenant Adjusted EBITDA and Free Cash Flow as presented by us may not be comparable to other similarly titled measures of other companies because not all companies use identical calculations.

Annex-2

Aramark and Subsidiaries
RECONCILIATION OF NON-GAAP MEASURES
ADJUSTED REVENUE AND ADJUSTED OPERATING INCOME
(Unaudited) ($ in thousands)

	Fiscal 2023	Fiscal 2022
Revenue (as reported)	$18,853,857	$16,326,624
Effect of Certain Acquisitions	(186,463)	—
Effect of Currency Translation	207,290	—
Adjusted Revenue (Organic)	$18,874,684	$16,326,624
Revenue Growth (as reported)	15.48%
Adjusted Revenue Growth (Organic)	15.61%

Operating Income (as reported)	$862,926	$628,365
Amortization of Acquisition-Related Intangible Assets	115,469	108,676
Severance and Other Charges	37,485	19,606
Effect of Certain Acquisitions	(8,631)	—
Spin-off Related Charges	51,104	9,309
Gains, Losses and Settlements impacting comparability	(23,550)	12,535
Adjusted Operating Income	$1,034,803	$778,491
Operating Income Growth (as reported)	37.33%
Adjusted Operating Income Growth	32.92%

Annex-3

Aramark and Subsidiaries
RECONCILIATION OF NON-GAAP MEASURES
FREE CASH FLOW
(Unaudited) ($ in thousands)

Fiscal Year Ended 9/29/2023

Net Cash provided by operating activities	$766,429

Net purchases of property and equipment and other	(432,166)
Free Cash Flow	$334,263

Annex-4

Aramark and Subsidiaries
RECONCILIATION OF NON-GAAP MEASURES
NET DEBT TO COVENANT ADJUSTED EBITDA
(Unaudited) ($ in thousands)

	Twelve Months Ended 9/29/23	Twelve Months Ended 9/30/22
Net Income Attributable to Aramark Stockholders (as reported)	$674,108	$194,484
Interest and Other Financing Costs, net	439,585	372,727
Provision for Income Taxes	177,614	61,461
Depreciation and Amortization	546,362	532,327
Share-based compensation expense(1)	86,938	95,487
Unusual or non-recurring (gains) and losses(2)	(422,596)	—
Pro forma EBITDA for certain transactions(3)	4,033	11,750
Other(4)(5)	100,681	53,466
Covenant Adjusted EBITDA	$1,606,725	$1,321,702

Net Debt to Covenant Adjusted EBITDA
Total Long-Term Borrowings(6)	$6,763,514	$7,410,907
Less: Cash and cash equivalents and short-term marketable securities(6)(7)	573,853	407,656
Net Debt	$6,189,661	$7,003,251
Covenant Adjusted EBITDA	$1,606,725	$1,321,702
Net Debt/Covenant Adjusted EBITDA	3.9	5.3

(1) Represents share-based compensation expense resulting from the application of accounting for stock options, restricted stock units, performance stock units, deferred stock unit awards and employee stock purchases.
(2) The twelve months ended September 29, 2023 represents the fiscal 2023 gain from the sale of the Company's equity method investment in AIM Services, Co., Ltd. ($377.1 million), the fiscal 2023 gain from the sale of the Company's equity investment in a foreign company ($51.8 million), the fiscal 2023 non-cash charge for the impairment of certain assets related to a business that was sold ($5.2 million) and the fiscal 2023 loss from the sale of a portion of the Company's equity investment in the San Antonio Spurs NBA franchise ($1.1 million).
(3) Represents the annualizing of net EBITDA from certain acquisitions and divestitures made during the period.
(4) "Other" for the twelve months ended September 29, 2023 includes the reversal of contingent consideration liabilities related to acquisition earn outs, net of expense ($85.7 million), charges related to the Company's spin-off of the Uniform segment ($51.1 million), adjustments to remove the impact attributable to the adoption of certain accounting standards that are made to the calculation in accordance with the Credit Agreement and indentures ($47.5 million), net severance charges ($37.5 million), non-cash charges for the impairment of operating lease right-of-use assets and property and equipment related to certain real estate properties ($29.3 million), income related to non-United States governmental wage subsidies ($12.5 million), the impact of hyperinflation in Argentina ($10.4 million), non-cash charges related to information technology assets ($8.2 million), the gain from the sale of land ($6.8 million), net multiemployer pension plan withdrawal charges ($5.9 million), labor charges and other expenses associated with closed or partially closed locations from adverse weather ($5.4 million), legal settlement charges ($2.7 million), non-cash charges for inventory write-downs ($2.6 million), the gain from the change in fair value related to certain gasoline and diesel agreements ($1.9 million) and other miscellaneous expenses.
(5) "Other" for the twelve months ended September 30, 2022 includes adjustments to remove the impact attributable to the adoption of certain accounting standards that are made to the calculation in accordance with the Credit Agreement and indentures ($34.8 million), non-cash charges for inventory write-downs to net realizable value and fixed asset write-offs related to personal protective equipment ($20.5 million), severance charges ($19.6 million), United States and non-United States governmental labor related tax credits resulting from the COVID-19 pandemic ($17.3 million), the reversal of contingent consideration liabilities related to acquisition earn outs, net of expense ($15.1 million), the favorable impact related to a client contract dispute ($9.6 million), charges related to the Company's spin-off of the Uniform segment ($9.3 million), favorable adjustments for the EBITDA impact attributable to equity investments that are permitted in the calculation in accordance with the Credit Agreement and indentures, primarily from the Company's previous ownership interest in AIM Services Co., Ltd. ($8.4 million), the gain from a funding agreement related to a legal matter ($6.5 million), the loss from the change in fair value related to certain gasoline and diesel agreements ($6.4 million), the gain from insurance proceeds received related to property damage from a tornado in Nashville ($4.0 million), the impact of hyperinflation in Argentina ($3.5 million), due diligence charges related to acquisitions ($2.5 million) and other miscellaneous expenses.
(6) "Total Long-Term Borrowings" and "Cash and cash equivalents and short term marketable securities" excludes both the outstanding liability and the related cash proceeds resulting from the $1.5 billion of new term loans borrowed by the Uniform Services business in anticipation of the spin-off which occurred on September 30, 2023.
(7) Short-term marketable securities represent held-to-maturity debt securities with original maturities greater than three months, which are maturing within one year and will convert back to cash. Short-term marketable securities are included in "Prepayments and other current assets" on the Consolidated Balance Sheets.

Annex-5

Aramark and Subsidiaries
RECONCILIATION OF NON-GAAP MEASURES
ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER SHARE
(Unaudited) ($ in thousands)

	Fiscal 2023	Fiscal 2022
Net Income Attributable to Aramark Stockholders (as reported)	$674,108	$194,484
Adjustment:
Amortization of Acquisition-Related Intangible Assets	115,469	108,676
Severance and Other Charges	37,485	19,606
Effect of Certain Acquisitions	(8,631)	—
Spin-off Related Charges	51,104	9,309
Gains, Losses and Settlements impacting comparability	(23,550)	12,535
Gain on Sale of Equity Investments, net	(427,803)	—
Loss on Defined Benefit Pension Plan Termination	—	3,644
Effect of Debt Repayments and Refinancings on Interest and Other Financing Costs, net	2,522	—
Effect of Tax Legislation on Provision for Income Taxes	—	(4,233)
Tax Impact of Adjustments to Adjusted Net Income	25,390	(44,968)
Adjusted Net Income	446,094	299,053
Effect of Current Translation, net of Tax	7,984	—
Adjusted Net Income (Constant Currency)	$454,078	$299,053

Earnings Per Share (as reported)
Net Income Attributable to Aramark Stockholders (as reported)	$674,108	$194,484
Diluted Weighted Average Shares Outstanding	262,594	259,074
	$2.57	$0.75
Earnings Per Share Growth (as reported) %	243%

Adjusted Earnings Per Share
Adjusted Net Income	$446,094	$299,053
Diluted Weighted Average Shares Outstanding	262,594	259,074
	$1.70	$1.15
Adjusted Earnings Per Share Growth %	48%

Adjusted Earnings Per Share (Constant Currency)
Adjusted Net Income (Constant Currency)	$454,078	$299,053
Diluted Weighted Average Shares Outstanding	262,594	259,074
	$1.73	$1.15
Adjusted Earnings Per Share Growth (Constant Currency) %	50%

Annex-6